UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06457
                                                     ---------------------

               Nuveen Premier Insured Municipal Income Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                SEMIANNUAL REPORT April 30, 2006

                                Nuveen Investments
                                Municipal Exchange-Traded
                                Closed-End Funds

       NUVEEN INSURED
    QUALITY MUNICIPAL
           FUND, INC.
                  NQI

       NUVEEN INSURED
MUNICIPAL OPPORTUNITY
           FUND, INC.
                  NIO

       NUVEEN PREMIER
    INSURED MUNICIPAL
    INCOME FUND, INC.
                  NIF

       NUVEEN INSURED
       PREMIUM INCOME
     MUNICIPAL FUND 2
                  NPX

       NUVEEN INSURED
   DIVIDEND ADVANTAGE
       MUNICIPAL FUND
                  NVG

       NUVEEN INSURED
   TAX-FREE ADVANTAGE
       MUNICIPAL FUND
                  NEA


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Photo of: A child.


DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)


Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who may help explain this important investment strategy.

Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. Not only will you receive the information faster, but this also may help lower your Fund's expenses. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,


/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

June 12, 2006

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NQI, NIO, NIF, NPX, NVG, NEA

Portfolio Manager's
        COMMENTS

Portfolio manager Dan Solender reviews key investment strategies and the six-month performance of these six insured Funds. With 19 years of investment experience, including 10 at Nuveen, Dan has managed NQI, NIO, NIF, NPX, NVG, and NEA since 2004.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX MONTHS ENDED APRIL 30, 2006?

During this reporting period, we saw a general increase in interest rates, although rates at the longer end of the yield curve remained more stable than those at the short end throughout much of the period. Between November 1, 2005 and April 30, 2006, the Federal Reserve implemented four increases of 0.25% each in the fed funds rate, raising this short-term target by 100 basis points--from 3.75% to 4.75%. (On May 10, 2006, the fed funds rate was increased by another 25 basis points to 5%, marking the Fed's 16th consecutive quarter-point hike since June 2004.) In contrast, the yield on the benchmark 10-year U.S. Treasury note ended April 2006 at 5.06%, up from 4.55% six months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.22% at the end of April 2006, an increase of just two basis points from the beginning of November 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as short-term rates approached the levels of longer-term rates.

In this environment, one of our key strategies continued to be careful duration1 management, part of which included efforts to more closely align the duration and yield curve positioning of these Funds. In general, our purchase activity targeted attractively priced bonds maturing in 15 to 20 years. We believed that bonds in this part of the curve generally offered better value and reward opportunities more commensurate with their risk levels. As the yield curve continued to flatten, we started to see more opportunities to add value at the longer end of the curve, and we began to move our purchases out to bonds in the 20-year to 25-year range. To help us maintain the Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations. Selling these shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile.

As yields rose during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar,



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income streams. It also enabled us to realize some capital losses that can be used to offset any capital gains realized in 2006 or carried forward to offset future realized gains.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios and keep the Funds well diversified geographically. Overall, portfolio activity was relatively light during this period. This was due in part to the fact that these Funds entered the reporting period fully invested and with routine call exposure. Another factor was the 5.5% decline in municipal supply during this six-month period compared with the same period 12 months earlier (November 2004-April 2005). The decrease in supply was even more evident during the first four months of 2006, when new issuance dropped almost 25% from the levels of January-April 2005. For NVG and NEA, which can invest up to 20% of their portfolio in uninsured investment-grade quality securities, tighter supply and declining relative valuations also meant fewer opportunities to find lower-rated issues that we believed represented value for shareholders or improved the structure of these two Funds.

Given the tightness of spreads in all parts of the municipal market, we continued to purchase paper issued in specialty states such as California and New York when we found attractively priced opportunities. Because of the relatively higher tax levels in of these specialty states, municipal bonds issued in these states are generally in great demand by retail investors, which helps to support their value. They also provide additional liquidity, making it easier for us to execute trades as part of implementing our strategies.

In NEA, our duration management strategies also included the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce the interest rate risk in this Fund. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce NEA's duration (and resulting pricing sensitivity) without having a negative impact on its income stream or common share dividends over the short term. We believe the hedging strategy has been effective in helping to reduce NEA's net asset value (NAV) volatility, and the hedge on this Fund remained in place as of April 30, 2006. During this reporting period, the hedge performed as expected and had a positive impact on the performance of NEA. As long-term interest rates rose, the value of the hedge increased while the valuation of the Fund's holdings generally declined.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant benchmark and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 4/30/06

                  6-MONTH           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQI               1.41%             1.91%            6.95%             6.50%
--------------------------------------------------------------------------------
NIO               1.79%             1.51%            6.92%             6.49%
--------------------------------------------------------------------------------
NIF               1.11%             1.04%            6.67%             6.19%
--------------------------------------------------------------------------------
NPX               1.55%             1.42%            6.71%             6.68%
--------------------------------------------------------------------------------
NVG               2.19%             2.33%            NA                NA
--------------------------------------------------------------------------------
NEA               2.49%             2.51%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
Insured Municipal
Bond Index2       1.69%             2.10%            5.66%             6.09%
--------------------------------------------------------------------------------
Lipper Insured
Municipal Debt
Funds Average3    1.94%             2.24%            6.27%             6.21%
--------------------------------------------------------------------------------

* Six-month returns are cumulative; returns for one year, five years, and ten years are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the six months ended April 30, 2006, the cumulative returns on NAV for NIO, NVG, and NEA exceeded the return on their Lehman Brothers insured municipal benchmark, while NQI, NIF and NPX underperformed the index. NVG and NEA also outperformed the average return for their Lipper insured peer group, while the other four Funds underperformed the Lipper peer group for the period.

One of the factors affecting the six-month performance of these Funds relative to that of the unleveraged Lehman Brothers Insured Municipal Bond Index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for



2 The Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper Insured Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 6 months, 26; 1 year, 26; 5 years, 21; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

common shareholders. The benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, which can impact the Funds' income streams and total returns. However, as long as short-term yields are lower than those of the long-term bonds in the Funds' portfolios, the income received by the common shareholders of leveraged Funds will be higher than it would be if the Funds were unleveraged. Despite the impact of rising interest rates on bond valuations, the extra income, or yield advantage, resulting from leveraging during this period remained strong enough to help the Funds post positive results for this six months. Over the long term, we believe the use of financial leverage will continue to work to the benefit of the Funds, as demonstrated by the five-year and ten-year return performance--both absolute and relative--of the Funds in this report.

During this reporting period, positive contributors to the Funds' returns included yield curve and duration positioning, exposure to noninsured credits in NVG and NEA, and pre-refunding activity. As mentioned earlier, the hedging strategies we employed in NEA also had a positive impact on the performance of this Fund for the period.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played important roles in the Funds' performances. On the whole, shorter maturity bonds were the most impacted by recent changes in the yield curve. As a result, these bonds generally underperformed both intermediate and long bonds, with credits having the longest durations posting the best returns for this period. Yield curve positioning or, more specifically, greater exposure to those parts of the yield curve that performed well helped performance during this period, while exposure to the short end of the curve hurt performance. This was especially true in NIF, which had relatively heavier weightings of pre-refunded bonds and premium credits with short calls, which were adversely affected by rising short-term rates. Conversely, NVG and NEA, which were established in 2002, were more advantageously positioned on the curve, with less exposure to bonds with maturities of 10 years or less. As previously mentioned, we continued to work to more closely align the yield curve positioning of all of these Funds.

NEA, which can invest up to 20% of its portfolio in uninsured investment-grade quality securities, also benefited from its allocations of lower-quality credits during this period, as these bonds generally outperformed other credit quality sectors. This was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and kept credit spreads narrow. As of April 30, 2006, NEA held 2% of its portfolio in bonds rated BBB, 3% in bonds in bonds rated A, and 3% in bonds rated AA. NVG, which also can invest in uninsured securities, held 5% of its portfolio in bonds rated AA, but did not hold any bonds rated below AA as of the end of this period.

We also continued to see a number of advance refundings4 during this period, which benefited the Funds through price appreciation and enhanced credit quality. However, as the yield curve flattened, more lower coupon bonds were being pre-refunded, which meant that, in general, the positive impact from refinancings was less than in the previous reporting period.

While advance refundings generally enhanced total return performance for this six-month period, the rising interest rate environment--especially at the short end of the yield curve--meant that the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in the four older Funds (NQI, NIO, NIF, and NPX). Because these pre-refunded bonds tended to produce strong income, we continued to hold them in our portfolios. NQI, NIF, and NPX also experienced some calls affecting their holdings of higher-yielding housing bonds, which impacted the income component of these Funds' total returns. This had an adverse effect on their six-month performance.



4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF APRIL 30, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of April 30, 2006, NQI, NIO, NIF, and NPX continued to be 100% invested in insured and/or U.S. guaranteed securities, while NVG and NEA, which can invest up to 20% of their portfolio in uninsured investment-grade quality securities, had allocated 93% and 89% of their portfolios, respectively, to insured and U.S. guaranteed bonds.

At the end of April 2006, potential call exposure for the period May 2006 through the end of 2007 ranged from 3% in NEA, NVG and NIF to 8% in NPX and NQI, and 10% in NIO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. This resulted in one monthly dividend reduction in NIO and NIF and two in NQI and NPX over the six-month period ended April 30, 2006. The dividends of NVG and NEA remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NQI                          $0.0775                                 --
--------------------------------------------------------------------------------
NIO                          $0.1394                            $0.0004
--------------------------------------------------------------------------------
NIF                          $0.0955                                 --
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these three Funds for this period, were generated by bond calls or by sales of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2006, all of the Funds in this report except NEA had a positive UNII balance for financial statement purposes and a positive UNII balance, based upon our best estimate, for tax purposes. NEA had a negative UNII balance for financial statement purposes and a positive UNII balance, based upon our best estimate, for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                             4/30/06                            6-MONTH
                            DISCOUNT                   AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NQI                           -3.19%                             -2.45%
--------------------------------------------------------------------------------
NIO                           -4.02%                             -4.78%
--------------------------------------------------------------------------------
NIF                           -3.73%                             -4.79%
--------------------------------------------------------------------------------
NPX                           -8.19%                             -8.33%
--------------------------------------------------------------------------------
NVG                           -0.26%                             -4.63%
--------------------------------------------------------------------------------
NEA                           -5.77%                             -7.61%
--------------------------------------------------------------------------------

Nuveen Insured Quality Municipal Fund, Inc.
NQI

Performance
     OVERVIEW As of April 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          87%
U.S. Guaranteed                  13%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                           0.0815
Jun                           0.0775
Jul                           0.0775
Aug                           0.0775
Sep                            0.074
Oct                            0.074
Nov                            0.074
Dec                           0.0705
Jan                           0.0705
Feb                           0.0705
Mar                            0.067
Apr                            0.067

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       15.42
                              15.51
                              15.5
                              15.61
                              15.42
                              15.4
                              15.62
                              15.52
                              15.64
                              15.65
                              15.65
                              15.63
                              15.77
                              15.76
                              15.77
                              15.72
                              15.8
                              15.75
                              15.84
                              15.9
                              15.96
                              16.01
                              16.02
                              16.1
                              16.02
                              15.91
                              15.99
                              15.99
                              15.96
                              15.76
                              15.76
                              15.93
                              15.94
                              15.91
                              15.9
                              16.01
                              16.05
                              16.14
                              16.22
                              16.16
                              16.09
                              16.08
                              16.07
                              16.03
                              16.1
                              16.19
                              16.2
                              16.21
                              16.34
                              16.4
                              16.42
                              16.47
                              16.36
                              16.17
                              16.07
                              16.08
                              15.94
                              15.96
                              15.79
                              15.8
                              15.88
                              15.85
                              15.91
                              15.91
                              15.73
                              15.75
                              15.79
                              15.74
                              15.62
                              15.57
                              15.45
                              15.57
                              15.53
                              15.55
                              15.57
                              15.63
                              15.63
                              15.64
                              15.67
                              15.68
                              15.7
                              15.66
                              15.59
                              15.6
                              15.6
                              15.7
                              15.83
                              15.85
                              15.93
                              15.9
                              15.91
                              15.9
                              15.89
                              15.73
                              15.66
                              15.68
                              15.6
                              15.56
                              15.58
                              15.61
                              15.62
                              15.55
                              15.5
                              15.55
                              15.38
                              15.45
                              15.59
                              15.58
                              15.6
                              15.63
                              15.6
                              15.65
                              15.59
                              15.54
                              15.59
                              15.59
                              15.39
                              15.34
                              15.43
                              15.19
                              15.3
                              15.38
                              15.42
                              15.44
                              15.42
                              15.24
                              15.46
                              15.3
                              15.31
                              15.33
                              15.38
                              15.39
                              15.31
                              15.44
                              15.46
                              15.32
                              15.1
                              15.02
                              14.97
                              14.92
                              14.91
                              14.89
                              14.55
                              14.7
                              14.62
                              14.6
                              14.6
                              14.74
                              14.67
                              14.62
                              14.76
                              14.73
                              14.66
                              14.71
                              14.56
                              14.57
                              14.55
                              14.59
                              14.4
                              14.35
                              14.35
                              14.39
                              14.38
                              14.36
                              14.42
                              14.42
                              14.56
                              14.51
                              14.6
                              14.76
                              14.79
                              14.79
                              14.83
                              14.95
                              14.96
                              15
                              15.07
                              15.1
                              15.08
                              14.97
                              14.96
                              15.06
                              15.09
                              15.09
                              15.21
                              15.34
                              15.32
                              15.23
                              15.33
                              15.44
                              15.5
                              15.61
                              15.58
                              15.5
                              15.34
                              15.26
                              15.26
                              15.25
                              15.07
                              15.04
                              15.01
                              14.93
                              14.91
                              14.98
                              14.95
                              15
                              15.04
                              15
                              14.97
                              15.02
                              15.09
                              15
                              15.06
                              15.05
                              14.86
                              14.75
                              14.75
                              14.81
                              14.88
                              14.93
                              14.86
                              14.85
                              15.03
                              15.03
                              14.96
                              14.94
                              14.86
                              14.94
                              15
                              15
                              14.88
                              14.96
                              15
                              14.99
                              15.01
                              14.99
                              14.91
                              14.84
                              14.79
                              14.68
                              14.57
                              14.54
                              14.55
                              14.46
                              14.5
                              14.51
                              14.45
                              14.45
                              14.51
                              14.54
                              14.57
                              14.56
                              14.55
4/30/06                       14.55


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.55
------------------------------------
Common Share
Net Asset Value               $15.03
------------------------------------
Premium/(Discount) to NAV     -3.19%
------------------------------------
Market Yield                   5.53%
------------------------------------
Taxable-Equivalent Yield1      7.68%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $575,498
------------------------------------
Average Effective Maturity
on Securities (Years)          19.38
------------------------------------
Leverage-Adjusted Duration      8.03
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -1.76%         1.41%
------------------------------------
1-Year         -0.66%         1.91%
------------------------------------
5-Year          6.71%         6.95%
------------------------------------
10-Year         6.37%         6.50%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     18.9%
------------------------------------
Texas                          12.8%
------------------------------------
New York                       11.4%
------------------------------------
Illinois                       10.0%
------------------------------------
Washington                      7.2%
------------------------------------
Florida                         5.6%
------------------------------------
Nevada                          4.6%
------------------------------------
Hawaii                          4.0%
------------------------------------
Kentucky                        3.8%
------------------------------------
Pennsylvania                    2.0%
------------------------------------
Other                          19.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Transportation                 22.3%
------------------------------------
Tax Obligation/Limited         15.1%
------------------------------------
U.S. Guaranteed                13.4%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
Health Care                    12.5%
------------------------------------
Utilities                       9.0%
------------------------------------
Water and Sewer                 6.1%
------------------------------------
Other                           8.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0775 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO

Performance
     OVERVIEW As of April 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          77%
U.S. Guaranteed                  23%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                            0.078
Jun                            0.074
Jul                            0.074
Aug                            0.074
Sep                            0.071
Oct                            0.071
Nov                            0.071
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                           0.0675
Apr                           0.0675

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       15.1
                              15.15
                              15.18
                              15.27
                              15.15
                              15.27
                              15.29
                              15.28
                              15.21
                              15.28
                              15.36
                              15.4
                              15.42
                              15.36
                              15.44
                              15.54
                              15.52
                              15.45
                              15.44
                              15.4
                              15.42
                              15.42
                              15.43
                              15.45
                              15.48
                              15.6
                              15.55
                              15.51
                              15.54
                              15.42
                              15.43
                              15.39
                              15.5
                              15.46
                              15.5
                              15.49
                              15.6
                              15.67
                              15.65
                              15.62
                              15.63
                              15.7
                              15.6
                              15.56
                              15.64
                              15.69
                              15.73
                              15.67
                              15.65
                              15.76
                              15.65
                              15.62
                              15.64
                              15.5
                              15.59
                              15.57
                              15.48
                              15.46
                              15.42
                              15.37
                              15.49
                              15.44
                              15.38
                              15.38
                              15.42
                              15.47
                              15.5
                              15.51
                              15.36
                              15.34
                              15.3
                              15.37
                              15.22
                              15.26
                              15.25
                              15.26
                              15.22
                              15.25
                              15.25
                              15.22
                              15.26
                              15.31
                              15.32
                              15.35
                              15.35
                              15.36
                              15.41
                              15.41
                              15.5
                              15.53
                              15.52
                              15.47
                              15.5
                              15.56
                              15.44
                              15.26
                              15.17
                              15.11
                              15.1
                              15.13
                              15.14
                              15.03
                              15.01
                              14.87
                              14.74
                              14.85
                              14.9
                              14.96
                              14.97
                              14.99
                              15.07
                              15.09
                              14.97
                              14.88
                              14.91
                              14.75
                              14.71
                              14.51
                              14.51
                              14.36
                              14.45
                              14.45
                              14.5
                              14.5
                              14.51
                              14.37
                              14.42
                              14.51
                              14.52
                              14.51
                              14.55
                              14.52
                              14.43
                              14.42
                              14.45
                              14.35
                              14.2
                              14.32
                              14.22
                              14.21
                              14.23
                              14.24
                              14.2
                              14.23
                              14.25
                              14.23
                              14.28
                              14.35
                              14.37
                              14.24
                              14.29
                              14.34
                              14.2
                              14.25
                              14.27
                              14.22
                              14.2
                              14.22
                              13.94
                              14.02
                              13.96
                              13.95
                              13.94
                              14.03
                              14.08
                              14.06
                              14.03
                              14.14
                              14.31
                              14.42
                              14.44
                              14.44
                              14.72
                              14.84
                              14.89
                              15
                              14.96
                              14.8
                              14.83
                              14.94
                              14.91
                              14.92
                              15.03
                              15.06
                              15.14
                              15.14
                              15.23
                              15.21
                              15.1
                              15.12
                              15.12
                              15.24
                              15.24
                              15.2
                              15.15
                              15.12
                              15.02
                              15.2
                              15.19
                              15.16
                              15.1
                              15.12
                              15.13
                              15.1
                              15.14
                              15.16
                              15.15
                              15.15
                              15.23
                              15.31
                              15.29
                              15.36
                              15.2
                              15.21
                              15.14
                              14.95
                              15.02
                              15.06
                              14.95
                              14.95
                              14.91
                              14.8
                              14.85
                              14.85
                              14.85
                              14.79
                              14.81
                              14.85
                              14.95
                              14.98
                              14.9
                              14.98
                              14.95
                              15.02
                              15.11
                              15.03
                              14.97
                              14.91
                              14.73
                              14.7
                              14.6
                              14.55
                              14.44
                              14.35
                              14.38
                              14.39
                              14.37
                              14.43
                              14.51
                              14.46
                              14.47
                              14.54
                              14.57
4/30/06                       14.57


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.57
------------------------------------
Common Share
Net Asset Value               $15.18
------------------------------------
Premium/(Discount) to NAV     -4.02%
------------------------------------
Market Yield                   5.56%
------------------------------------
Taxable-Equivalent Yield1      7.72%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $1,231,901
------------------------------------
Average Effective Maturity
on Securities (Years)          17.62
------------------------------------
Leverage-Adjusted Duration      8.38
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    4.17%         1.79%
------------------------------------
1-Year          3.80%         1.51%
------------------------------------
5-Year          7.28%         6.92%
------------------------------------
10-Year         6.43%         6.49%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     19.3%
------------------------------------
Texas                          10.5%
------------------------------------
Alabama                         7.1%
------------------------------------
New York                        6.2%
------------------------------------
Nevada                          5.4%
------------------------------------
Colorado                        4.6%
------------------------------------
Michigan                        4.2%
------------------------------------
Florida                         4.1%
------------------------------------
Illinois                        3.9%
------------------------------------
Massachusetts                   3.0%
------------------------------------
Wisconsin                       2.7%
------------------------------------
South Carolina                  2.6%
------------------------------------
Hawaii                          2.1%
------------------------------------
Ohio                            1.9%
------------------------------------
Indiana                         1.7%
------------------------------------
New Jersey                      1.5%
------------------------------------
Louisiana                       1.5%
------------------------------------
Virginia                        1.5%
------------------------------------
Other                          16.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.1%
------------------------------------
Tax Obligation/Limited         16.9%
------------------------------------
Transportation                 16.8%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
Health Care                     7.7%
------------------------------------
Utilities                       7.4%
------------------------------------
Water and Sewer                 6.7%
------------------------------------
Other                           8.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1398 per share.

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF

Performance
     OVERVIEW As of April 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          83%
U.S. Guaranteed                  17%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                           0.0785
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                            0.071
Oct                            0.071
Nov                            0.071
Dec                           0.0675
Jan                           0.0675
Feb                           0.0675
Mar                           0.0675
Apr                           0.0675

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       15.13
                              15.22
                              15.22
                              15.3
                              15.2
                              15.29
                              15.35
                              15.31
                              15.41
                              15.26
                              15.3
                              15.42
                              15.41
                              15.35
                              15.34
                              15.42
                              15.43
                              15.56
                              15.56
                              15.65
                              15.58
                              15.6
                              15.55
                              15.49
                              15.51
                              15.5
                              15.54
                              15.53
                              15.48
                              15.42
                              15.4
                              15.4
                              15.58
                              15.53
                              15.5
                              15.56
                              15.6
                              15.65
                              15.69
                              15.69
                              15.62
                              15.7
                              15.69
                              15.74
                              15.81
                              15.86
                              15.85
                              15.92
                              16
                              16
                              16.03
                              16
                              15.81
                              15.6
                              15.47
                              15.54
                              15.45
                              15.45
                              15.53
                              15.6
                              15.65
                              15.67
                              15.62
                              15.62
                              15.7
                              15.77
                              15.75
                              15.7
                              15.57
                              15.37
                              15.4
                              15.48
                              15.49
                              15.36
                              15.34
                              15.33
                              15.24
                              15.33
                              15.24
                              15.26
                              15.28
                              15.37
                              15.34
                              15.25
                              15.38
                              15.37
                              15.44
                              15.5
                              15.5
                              15.58
                              15.58
                              15.45
                              15.48
                              15.54
                              15.53
                              15.5
                              15.34
                              15.38
                              15.33
                              15.31
                              15.37
                              15.19
                              15.07
                              15.15
                              15.11
                              15.14
                              15.14
                              15.26
                              15.24
                              15.25
                              15.32
                              15.27
                              15.14
                              15.14
                              15.15
                              14.96
                              14.71
                              14.64
                              14.5
                              14.41
                              14.39
                              14.42
                              14.46
                              14.57
                              14.67
                              14.39
                              14.46
                              14.41
                              14.4
                              14.42
                              14.41
                              14.46
                              14.33
                              14.32
                              14.32
                              14.15
                              14.11
                              14.01
                              14.09
                              14.11
                              14.13
                              14.1
                              14.02
                              14.18
                              14.15
                              14.2
                              14.26
                              14.38
                              14.36
                              14.37
                              14.42
                              14.23
                              14.29
                              14.25
                              14.26
                              14.38
                              14.22
                              14.16
                              13.9
                              13.97
                              13.92
                              13.97
                              14.04
                              13.97
                              14.07
                              14.14
                              14.19
                              14.15
                              14.29
                              14.41
                              14.31
                              14.31
                              14.41
                              14.44
                              14.51
                              14.61
                              14.6
                              14.56
                              14.47
                              14.51
                              14.47
                              14.48
                              14.59
                              14.62
                              14.64
                              14.72
                              14.84
                              14.88
                              14.86
                              14.88
                              14.77
                              14.91
                              15.03
                              14.99
                              15
                              15
                              14.99
                              14.87
                              14.95
                              15
                              15
                              14.96
                              14.87
                              14.9
                              14.8
                              14.76
                              14.75
                              14.86
                              14.85
                              14.95
                              14.99
                              14.99
                              15.16
                              15.02
                              14.87
                              14.74
                              14.86
                              14.85
                              14.86
                              14.82
                              14.75
                              14.76
                              14.81
                              14.76
                              14.6
                              14.65
                              14.76
                              14.62
                              14.87
                              15
                              15
                              14.93
                              14.9
                              14.98
                              14.99
                              14.98
                              14.9
                              14.76
                              14.76
                              14.69
                              14.72
                              14.6
                              14.51
                              14.47
                              14.49
                              14.38
                              14.37
                              14.37
                              14.41
                              14.4
                              14.29
                              14.3
                              14.44
4/30/06                       14.44


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.44
------------------------------------
Common Share
Net Asset Value               $15.00
------------------------------------
Premium/(Discount) to NAV     -3.73%
------------------------------------
Market Yield                   5.61%
------------------------------------
Taxable-Equivalent Yield1      7.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $291,250
------------------------------------
Average Effective Maturity
on Securities (Years)          15.99
------------------------------------
Leverage-Adjusted Duration      8.91
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    3.77%         1.11%
------------------------------------
1-Year          1.97%         1.04%
------------------------------------
5-Year          6.47%         6.67%
------------------------------------
10-Year         6.43%         6.19%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     19.9%
------------------------------------
Washington                     12.1%
------------------------------------
Illinois                       10.3%
------------------------------------
Texas                           6.9%
------------------------------------
New York                        6.0%
------------------------------------
Nevada                          5.7%
------------------------------------
Colorado                        4.7%
------------------------------------
Florida                         3.7%
------------------------------------
Oregon                          2.8%
------------------------------------
Hawaii                          2.5%
------------------------------------
Michigan                        2.4%
------------------------------------
Tennessee                       2.4%
------------------------------------
Missouri                        2.3%
------------------------------------
Other                          18.3%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         22.9%
------------------------------------
Transportation                 19.6%
------------------------------------
U.S. Guaranteed                17.3%
------------------------------------
Tax Obligation/Limited         13.0%
------------------------------------
Health Care                    10.1%
------------------------------------
Utilities                       7.4%
------------------------------------
Other                           9.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0955 per share.

Nuveen Insured Premium Income Municipal Fund 2
NPX

Performance
     OVERVIEW As of April 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          88%
U.S. Guaranteed                  12%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                             0.07
Jun                           0.0665
Jul                           0.0665
Aug                           0.0665
Sep                           0.0635
Oct                           0.0635
Nov                           0.0635
Dec                             0.06
Jan                             0.06
Feb                             0.06
Mar                            0.057
Apr                            0.057

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       13.38
                              13.35
                              13.41
                              13.43
                              13.35
                              13.34
                              13.5
                              13.43
                              13.46
                              13.48
                              13.56
                              13.64
                              13.54
                              13.51
                              13.47
                              13.5
                              13.54
                              13.49
                              13.48
                              13.46
                              13.58
                              13.61
                              13.65
                              13.61
                              13.66
                              13.68
                              13.73
                              13.72
                              13.74
                              13.59
                              13.65
                              13.56
                              13.56
                              13.55
                              13.47
                              13.52
                              13.5
                              13.55
                              13.56
                              13.67
                              13.68
                              13.7
                              13.64
                              13.6
                              13.63
                              13.71
                              13.75
                              13.75
                              13.78
                              13.81
                              13.69
                              13.69
                              13.66
                              13.59
                              13.63
                              13.7
                              13.57
                              13.58
                              13.67
                              13.67
                              13.69
                              13.69
                              13.68
                              13.68
                              13.68
                              13.71
                              13.9
                              13.84
                              13.76
                              13.7
                              13.56
                              13.63
                              13.59
                              13.6
                              13.57
                              13.62
                              13.59
                              13.54
                              13.56
                              13.6
                              13.61
                              13.62
                              13.61
                              13.62
                              13.63
                              13.67
                              13.69
                              13.78
                              13.82
                              13.8
                              13.81
                              13.89
                              13.87
                              13.86
                              13.79
                              13.65
                              13.51
                              13.47
                              13.43
                              13.32
                              13.29
                              13.24
                              13.17
                              13.05
                              12.94
                              13.07
                              13.1
                              13.15
                              13.14
                              13.1
                              13.2
                              13.21
                              13.13
                              13.13
                              13.17
                              12.9
                              12.74
                              12.74
                              12.75
                              12.68
                              12.74
                              12.75
                              12.86
                              12.89
                              12.87
                              12.7
                              12.75
                              12.75
                              12.83
                              12.88
                              12.83
                              12.75
                              12.81
                              12.8
                              12.86
                              12.75
                              12.61
                              12.65
                              12.58
                              12.5
                              12.53
                              12.54
                              12.47
                              12.44
                              12.48
                              12.51
                              12.53
                              12.61
                              12.6
                              12.65
                              12.63
                              12.65
                              12.57
                              12.54
                              12.51
                              12.56
                              12.55
                              12.51
                              12.42
                              12.44
                              12.47
                              12.47
                              12.44
                              12.46
                              12.43
                              12.43
                              12.52
                              12.54
                              12.58
                              12.61
                              12.65
                              12.65
                              12.67
                              12.79
                              13.03
                              13.08
                              13.18
                              13
                              12.85
                              12.89
                              12.95
                              12.96
                              12.99
                              13
                              13.06
                              13.07
                              13.14
                              13.11
                              13.05
                              13.1
                              13.08
                              13.09
                              13.13
                              13.08
                              13.05
                              12.96
                              13.04
                              13.04
                              13.15
                              13.2
                              13.14
                              13.14
                              13.14
                              13.13
                              13.14
                              13.11
                              13.16
                              13.09
                              13.15
                              13.15
                              13.22
                              13.19
                              13.14
                              13.06
                              13
                              12.86
                              12.82
                              12.85
                              12.87
                              12.91
                              12.9
                              12.92
                              12.96
                              12.95
                              12.92
                              12.95
                              12.93
                              12.95
                              12.91
                              12.93
                              12.92
                              12.94
                              12.91
                              12.99
                              13.08
                              13.08
                              12.94
                              12.93
                              12.9
                              12.82
                              12.72
                              12.74
                              12.69
                              12.64
                              12.62
                              12.62
                              12.53
                              12.55
                              12.54
                              12.52
                              12.58
                              12.6
                              12.66
4/30/06                       12.66


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.66
------------------------------------
Common Share
Net Asset Value               $13.79
------------------------------------
Premium/(Discount) to NAV     -8.19%
------------------------------------
Market Yield                   5.40%
------------------------------------
Taxable-Equivalent Yield1      7.50%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $515,211
------------------------------------
Average Effective Maturity
on Securities (Years)          17.18
------------------------------------
Leverage-Adjusted Duration      8.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    1.45%         1.55%
------------------------------------
1-Year          0.24%         1.42%
------------------------------------
5-Year          5.90%         6.71%
------------------------------------
10-Year         7.40%         6.68%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     14.5%
------------------------------------
Texas                          10.0%
------------------------------------
Pennsylvania                    8.7%
------------------------------------
New York                        8.6%
------------------------------------
Colorado                        6.2%
------------------------------------
Hawaii                          5.3%
------------------------------------
Washington                      4.6%
------------------------------------
Wisconsin                       4.3%
------------------------------------
Massachusetts                   3.8%
------------------------------------
North Dakota                    2.5%
------------------------------------
Georgia                         2.5%
------------------------------------
Oregon                          2.4%
------------------------------------
Utah                            2.2%
------------------------------------
Nevada                          2.1%
------------------------------------
Illinois                        2.1%
------------------------------------
New Jersey                      2.1%
------------------------------------
Other                          18.1%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Utilities                      17.0%
------------------------------------
Tax Obligation/Limited         13.2%
------------------------------------
Tax Obligation/General         12.5%
------------------------------------
U.S. Guaranteed                12.1%
------------------------------------
Water and Sewer                11.6%
------------------------------------
Transportation                 11.0%
------------------------------------
Health Care                    10.6%
------------------------------------
Education and Civic
   Organizations                7.4%
------------------------------------
Other                           4.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured Dividend Advantage Municipal Fund
NVG

Performance
     OVERVIEW As of April 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          93%
AAA (Uninsured)                   2%
AA (Uninsured)                    5%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                           0.0745
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.0705
Oct                           0.0705
Nov                           0.0705
Dec                           0.0705
Jan                           0.0705
Feb                           0.0705
Mar                           0.0705
Apr                           0.0705

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       14.36
                              14.37
                              14.38
                              14.38
                              14.31
                              14.34
                              14.35
                              14.26
                              14.32
                              14.38
                              14.38
                              14.43
                              14.45
                              14.47
                              14.39
                              14.45
                              14.5
                              14.5
                              14.44
                              14.53
                              14.66
                              14.82
                              14.84
                              14.9
                              14.91
                              14.9
                              14.85
                              14.75
                              14.63
                              14.45
                              14.45
                              14.47
                              14.62
                              14.72
                              14.69
                              14.73
                              14.78
                              14.72
                              14.7
                              14.73
                              14.72
                              14.79
                              14.75
                              14.77
                              14.79
                              14.85
                              14.84
                              14.9
                              14.9
                              14.94
                              14.83
                              14.84
                              14.85
                              14.76
                              14.82
                              14.82
                              14.74
                              14.71
                              14.7
                              14.79
                              14.87
                              14.94
                              14.91
                              14.91
                              14.88
                              14.79
                              14.83
                              14.88
                              14.82
                              14.82
                              14.86
                              14.8
                              14.78
                              14.74
                              14.7
                              14.74
                              14.73
                              14.69
                              14.68
                              14.64
                              14.67
                              14.66
                              14.7
                              14.68
                              14.7
                              14.73
                              14.72
                              14.73
                              14.86
                              14.81
                              14.85
                              14.88
                              14.92
                              14.95
                              14.89
                              14.87
                              14.68
                              14.55
                              14.58
                              14.46
                              14.55
                              14.46
                              14.47
                              14.49
                              14.43
                              14.55
                              14.45
                              14.46
                              14.52
                              14.5
                              14.5
                              14.43
                              14.5
                              14.5
                              14.54
                              14.37
                              14.18
                              14.14
                              14.1
                              14.07
                              13.96
                              14.11
                              14.24
                              14.29
                              14.24
                              14.18
                              14.19
                              14.12
                              14.17
                              14.2
                              14.08
                              14.12
                              14.06
                              14.12
                              14.18
                              14.13
                              14.06
                              14.16
                              14.07
                              14.05
                              14.13
                              14.06
                              13.95
                              14.03
                              14
                              13.93
                              14.07
                              14.14
                              14.15
                              14.03
                              14.03
                              14.14
                              14.04
                              14
                              14.05
                              14.1
                              14.1
                              14.11
                              13.97
                              13.93
                              13.9
                              13.97
                              14.03
                              14
                              13.99
                              14.06
                              14
                              14.05
                              14.08
                              14.17
                              14.12
                              14.12
                              14.23
                              14.34
                              14.36
                              14.58
                              14.65
                              14.6
                              14.5
                              14.55
                              14.7
                              14.72
                              14.96
                              14.9
                              14.86
                              14.9
                              14.98
                              14.95
                              15
                              14.94
                              14.92
                              15.03
                              15.03
                              14.92
                              14.87
                              14.91
                              15.01
                              14.93
                              14.98
                              14.85
                              14.74
                              14.87
                              14.94
                              14.94
                              15.01
                              14.89
                              15.02
                              15
                              15
                              15.01
                              15.04
                              14.98
                              15.04
                              15.05
                              15
                              14.94
                              15.04
                              15.07
                              15.05
                              14.92
                              14.91
                              14.91
                              14.92
                              15.01
                              15.08
                              15
                              14.94
                              14.9
                              14.8
                              14.82
                              14.81
                              14.85
                              14.87
                              14.88
                              14.93
                              14.98
                              14.99
                              15.07
                              14.97
                              14.98
                              14.88
                              14.88
                              14.89
                              14.61
                              14.72
                              14.88
                              14.9
                              15
                              14.98
                              14.98
                              15
                              14.99
                              15.1
4/30/06                       15.1


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.10
------------------------------------
Common Share
Net Asset Value               $15.14
------------------------------------
Premium/(Discount) to NAV     -0.26%
------------------------------------
Market Yield                   5.60%
------------------------------------
Taxable-Equivalent Yield1      7.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $451,207
------------------------------------
Average Effective Maturity
on Securities (Years)          16.17
------------------------------------
Leverage-Adjusted Duration      7.95
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    9.66%         2.19%
------------------------------------
1-Year         11.87%         2.33%
------------------------------------
Since
Inception       6.87%         7.80%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          18.3%
------------------------------------
Indiana                        11.5%
------------------------------------
Illinois                       10.0%
------------------------------------
Washington                      9.1%
------------------------------------
Florida                         8.7%
------------------------------------
California                      7.8%
------------------------------------
Tennessee                       6.2%
------------------------------------
Pennsylvania                    3.6%
------------------------------------
Colorado                        3.0%
------------------------------------
Nevada                          2.9%
------------------------------------
Other                          18.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                19.3%
------------------------------------
Tax Obligation/General         18.1%
------------------------------------
Tax Obligation/Limited         15.7%
------------------------------------
Transportation                 13.4%
------------------------------------
Water and Sewer                 9.2%
------------------------------------
Education and Civic
   Organizations                7.4%
------------------------------------
Utilities                       7.3%
------------------------------------
Health Care                     7.0%
------------------------------------
Other                           2.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA

Performance
     OVERVIEW As of April 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          89%
AAA (Uninsured)                   4%
AA (Uninsured)                    2%
A (Uninsured)                     3%
BBB (Uninsured)                   2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                           0.0685
Jun                            0.065
Jul                            0.065
Aug                            0.065
Sep                            0.062
Oct                            0.062
Nov                            0.062
Dec                            0.062
Jan                            0.062
Feb                            0.062
Mar                            0.062
Apr                            0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/01/05                       14.07
                              14.08
                              14.1
                              13.9
                              13.82
                              13.87
                              14.09
                              14.04
                              14.1
                              14.25
                              14.27
                              14.24
                              14.25
                              14.26
                              14.26
                              14.5
                              14.44
                              14.33
                              14.3
                              14.11
                              14.25
                              14.4
                              14.49
                              14.38
                              14.47
                              14.47
                              14.47
                              14.44
                              14.33
                              14.26
                              14.22
                              14.17
                              14.33
                              14.51
                              14.35
                              14.5
                              14.49
                              14.49
                              14.46
                              14.49
                              14.51
                              14.62
                              14.5
                              14.57
                              14.47
                              14.5
                              14.47
                              14.48
                              14.5
                              14.5
                              14.5
                              14.5
                              14.43
                              14.44
                              14.45
                              14.41
                              14.34
                              14.53
                              14.46
                              14.61
                              14.66
                              14.83
                              14.73
                              14.73
                              14.75
                              14.7
                              14.67
                              14.51
                              14.55
                              14.65
                              14.55
                              14.59
                              14.4
                              14.42
                              14.35
                              14.34
                              14.34
                              14.4
                              14.4
                              14.36
                              14.44
                              14.46
                              14.39
                              14.43
                              14.47
                              14.47
                              14.58
                              14.64
                              14.57
                              14.6
                              14.55
                              14.43
                              14.4
                              14.52
                              14.52
                              14.38
                              14.27
                              14.31
                              14.21
                              14.11
                              14.04
                              13.79
                              13.87
                              13.9
                              13.68
                              13.7
                              13.78
                              13.88
                              13.93
                              13.92
                              13.88
                              13.91
                              13.91
                              13.87
                              14.04
                              14.12
                              13.79
                              13.92
                              13.78
                              13.47
                              13.51
                              13.5
                              13.59
                              13.52
                              13.5
                              13.23
                              13.34
                              13.41
                              13.41
                              13.47
                              13.44
                              13.37
                              13.18
                              13.31
                              13.33
                              13.27
                              13.2
                              13.16
                              13.06
                              13.02
                              13.15
                              13.08
                              13.15
                              13.17
                              13.09
                              13.09
                              13.07
                              13.17
                              13.05
                              12.98
                              13.12
                              13.09
                              13.08
                              13.1
                              13.01
                              13.13
                              13.09
                              13.16
                              13.09
                              13.11
                              13.1
                              13.09
                              13.04
                              13.01
                              13.01
                              13.04
                              13.12
                              13.11
                              13.23
                              13.35
                              13.34
                              13.34
                              13.56
                              13.63
                              13.68
                              13.7
                              13.71
                              13.68
                              13.68
                              13.94
                              13.65
                              13.6
                              13.7
                              13.74
                              13.72
                              13.81
                              14.01
                              13.93
                              13.83
                              13.95
                              13.83
                              13.88
                              13.84
                              13.7
                              13.62
                              13.6
                              13.6
                              13.67
                              13.73
                              13.75
                              13.95
                              13.84
                              13.92
                              13.9
                              14
                              14.05
                              14.07
                              14.02
                              14.04
                              14.1
                              14.1
                              14.07
                              14.02
                              13.85
                              13.85
                              13.8
                              13.8
                              13.95
                              13.87
                              13.71
                              13.65
                              13.8
                              13.75
                              13.82
                              13.73
                              13.57
                              13.67
                              13.63
                              13.75
                              13.71
                              13.73
                              13.75
                              13.69
                              13.78
                              13.8
                              13.79
                              13.84
                              13.75
                              13.72
                              13.65
                              13.56
                              13.48
                              13.5
                              13.56
                              13.73
                              13.6
                              13.59
                              13.65
                              13.66
                              13.7
                              13.7
                              13.75
                              13.71
4/30/06                       13.71


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.71
------------------------------------
Common Share
Net Asset Value               $14.55
------------------------------------
Premium/(Discount) to NAV     -5.77%
------------------------------------
Market Yield                   5.43%
------------------------------------
Taxable-Equivalent Yield1      7.54%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $269,324
------------------------------------
Average Effective Maturity
on Securities (Years)          20.53
------------------------------------
Leverage-Adjusted Duration      7.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    5.05%         2.49%
------------------------------------
1-Year          2.50%         2.51%
------------------------------------
Since
Inception       3.27%         6.36%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     19.3%
------------------------------------
Texas                           8.6%
------------------------------------
Michigan                        7.7%
------------------------------------
New York                        6.8%
------------------------------------
Washington                      6.1%
------------------------------------
Indiana                         5.8%
------------------------------------
Pennsylvania                    5.8%
------------------------------------
Alabama                         5.5%
------------------------------------
South Carolina                  4.9%
------------------------------------
Wisconsin                       4.4%
------------------------------------
Massachusetts                   3.4%
------------------------------------
Colorado                        2.5%
------------------------------------
Illinois                        2.5%
------------------------------------
Arizona                         2.5%
------------------------------------
Other                          14.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         27.9%
------------------------------------
Tax Obligation/Limited         26.2%
------------------------------------
Health Care                    13.6%
------------------------------------
Utilities                       9.5%
------------------------------------
Transportation                  7.1%
------------------------------------
Water and Sewer                 6.5%
------------------------------------
U.S. Guaranteed                 6.1%
------------------------------------
Other                           3.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                        Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       1,135   Birmingham Waterworks and Sewerage Board, Alabama, Water              1/13 at 100.00         AAA      $   1,202,589
                 and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 -
                 MBIA Insured

        7,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/15 at 100.00         AAA          7,709,325
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,635   Total Alabama                                                                                             8,911,914
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          9,465,328
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical         11/14 at 100.00         Aaa          4,406,443
                 Sciences Campus, Series 2004B, 5.000%, 11/01/24 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 29.0% (18.9% OF TOTAL INVESTMENTS)

        1,500   Acalanes Union High School District, Contra Costa County,             8/15 at 100.00         AAA          1,564,830
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - FGIC Insured

        6,620   Alameda County, California, Certificates of Participation,            9/06 at 102.00         AAA          6,801,256
                 Alameda County Public Facilities Corporation, Series 1991,
                 6.000%, 9/01/21 (Pre-refunded 9/01/06) - MBIA Insured

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        4,045    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          4,206,638
        4,000    5.000%, 12/01/26 - MBIA Insured                                     12/14 at 100.00         AAA          4,151,160

        1,275   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          1,369,541
                 Occidental College, Series 2005A, 5.250%, 10/01/23 -
                 MBIA Insured

       13,175   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA         13,853,776
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

        8,000   California, General Obligation Bonds, Series 2002,                   10/12 at 100.00         AAA          8,188,080
                 5.000%, 10/01/32 - MBIA Insured

        3,750   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00         AAA          3,857,325
                 5.000%, 4/01/31 - AMBAC Insured

       20,500   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00         AAA         21,003,685
                 5.000%, 4/01/27 - AMBAC Insured

        2,340   Cerritos Public Financing Authority, California, Tax Allocation      11/17 at 102.00         AAA          2,463,529
                 Revenue Bonds, Los Cerritos Redevelopment Projects,
                 Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Refunding Bonds, Series 1999:
       22,985    0.000%, 1/15/24 - MBIA Insured                                        1/10 at 44.52         AAA          8,642,590
       22,000    0.000%, 1/15/31 - MBIA Insured                                        1/10 at 29.11         AAA          5,417,720
       50,000    0.000%, 1/15/37 - MBIA Insured                                        1/10 at 20.19         AAA          8,538,500

        5,000   Garden Grove, California, Certificates of Participation, Financing    3/12 at 101.00         AAA          5,174,300
                 Project, Series 2002A, 5.125%, 3/01/32 - AMBAC Insured

        5,500   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          5,626,830
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        5,000   Inland Empire Solid Waste Financing Authority, California,            8/06 at 102.00         AAA          5,126,950
                 Revenue Bonds, Landfill Improvement Financing Project,
                 Series 1996B, 6.000%, 8/01/16 (Pre-refunded 8/01/06) - FSA
                 Insured (Alternative Minimum Tax)

        3,795   Kern Community College District, California, General Obligation      11/15 at 100.00         AAA          3,986,913
                 Bonds, Series 2005, 5.000%, 11/01/20 - FSA Insured

        3,600   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          3,761,892
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/25 - FGIC Insured


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,438   Moreno Valley Public Finance Authority, California, GNMA              1/12 at 105.00         Aaa      $   5,796,745
                 Collateralized Assisted Living Housing Revenue Bonds,
                 CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42

        5,860   Ontario Redevelopment Financing Authority, San Bernardino             8/06 at 100.00         AAA          5,997,124
                 County, California, Revenue Bonds, Redevelopment Project 1,
                 Series 1993, 5.850%, 8/01/22 - MBIA Insured (ETM)

        3,615   Pasadena Unified School District, Los Angeles County, California,     5/13 at 100.00         AAA          3,862,519
                 General Obligation Bonds, Series 2003D, 5.000%, 5/01/24
                 (Pre-refunded 5/01/13) - MBIA Insured

        2,590   Riverside County Public Financing Authority, California,             10/14 at 100.00         AAA          2,669,798
                 Tax Allocation Bonds, Multiple Projects, Series 2004,
                 5.000%, 10/01/25 - XLCA Insured

        2,000   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,070,900
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/21 - XLCA Insured

                San Francisco Airports Commission, California, Revenue Refunding
                Bonds, San Francisco International Airport, Second Series 2001,
                Issue 27A:
        7,200    5.125%, 5/01/21 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00         AAA          7,402,032
       12,690    5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00         AAA         12,978,317

                San Francisco Bay Area Rapid Transit District, California, Sales
                Tax Revenue Bonds, Series 2005A:
        2,000    5.000%, 7/01/21 - MBIA Insured                                       7/15 at 100.00         AAA          2,093,520
        3,655    5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00         AAA          3,823,093
        3,840    5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00         AAA          4,010,688

        1,000   Sierra Joint Community College District, Tahoe Truckee,               8/14 at 100.00         AAA          1,034,450
                 California, General Obligation Bonds, School Facilities
                 Improvement District 1, Series 2005A, 5.000%, 8/01/27 -
                 FGIC Insured

        1,575   Sierra Joint Community College District, Western Nevada,              8/14 at 100.00         AAA          1,627,070
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2005A, 5.000%, 8/01/27 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
      234,548   Total California                                                                                        167,101,771
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,015   Board of Trustees of the University of Northern Colorado,             6/15 at 100.00         AAA          2,107,025
                 Revenue Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured

        3,750   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA          3,819,413
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        1,250   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          1,301,038
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,800
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,015   Total Colorado                                                                                            8,263,276
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   Connecticut, General Obligation Bonds, Series 2004D,                 12/14 at 100.00         AAA          2,095,940
                 5.000%, 12/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DELAWARE - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Delaware River and Bay Authority, Delaware and                        1/15 at 100.00         AAA          3,122,970
                 New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/25 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        8,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          8,255,760
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 8.5% (5.6% OF TOTAL INVESTMENTS)

        3,450   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          3,590,588
                 Series 2005, 5.000%, 10/01/24 - MBIA Insured

        4,000   Florida Board of Education, Lottery Revenue Bonds,                    7/15 at 101.00         AAA          4,206,640
                 Series 2005A, 5.000%, 7/01/22 - AMBAC Insured

        3,250   Florida State Board of Education, Full Faith and Credit Public        6/13 at 101.00         AAA          3,381,430
                 Education Capital Outlay Bonds, Series 2003J,
                 5.000%, 6/01/22 - AMBAC Insured


                                       19

                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$      20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA      $  21,294,800
                 5.750%, 10/01/25 - FSA Insured (Alternative Minimum Tax)

        4,115   Miami-Dade County Housing Finance Authority, Florida,                 7/11 at 100.00         AAA          4,251,042
                 Multifamily Housing Revenue Bonds, Monterey Pointe
                 Apartments, Series 2001-2A, 5.850%, 7/01/37 - FSA Insured
                 (Alternative Minimum Tax)

        7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA          7,288,260
                 International Airport, Series 2002, 5.375%, 10/01/32 -
                 FGIC Insured (Alternative Minimum Tax)

        1,000   Ocala, Florida, Utility System Revenue Bonds, Series 2005B,          10/15 at 100.00         Aaa          1,070,940
                 5.250%, 10/01/25 - FGIC Insured

        3,780   Palm Beach County School Board, Florida, Certificates of              8/13 at 100.00         AAA          3,967,979
                 Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,595   Total Florida                                                                                            49,051,679
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.3% (0.1% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,040,400
                 Series 2004, 5.000%, 11/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 6.1% (4.0% OF TOTAL INVESTMENTS)

        1,620   Hawaii County, Hawaii, General Obligation Bonds, Series 2003A,        7/13 at 100.00         AAA          1,683,472
                 5.000%, 7/15/21 - FSA Insured

       16,180   Hawaii Department of Budget and Finance, Special Purpose              5/06 at 101.00         AAA         16,371,895
                 Revenue Bonds, Hawaiian Electric Company Inc., Series 1996A,
                 6.200%, 5/01/26 - MBIA Insured (Alternative Minimum Tax)

                Hawaii Department of Transportation, Airport System Revenue
                Refunding Bonds, Series 2000B:
        8,785    6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00         AAA          9,676,853
        7,000    6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00         AAA          7,543,270

------------------------------------------------------------------------------------------------------------------------------------
       33,585   Total Hawaii                                                                                             35,275,490
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 15.4% (10.0% OF TOTAL INVESTMENTS)

        9,500   Chicago, Illinois, Second Lien General Airport Revenue Refunding      1/10 at 101.00         AAA          9,997,420
                 Bonds, O'Hare International Airport, Series 1999,
                 5.500%, 1/01/15 - AMBAC Insured (Alternative Minimum Tax)

        2,875   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          3,057,534
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

       25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health      2/10 at 101.00         AAA         26,987,250
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

       13,275   Illinois, General Obligation Bonds, Illinois FIRST Program,           5/11 at 100.00         AAA         13,900,518
                 Series 2001, 5.250%, 5/01/26 - FSA Insured

       15,785   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/12 at 100.00         AAA         16,606,136
                 Series 2002, 5.250%, 4/01/27 - FSA Insured

       18,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          7,331,040
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 0.000%, 12/15/24 - MBIA Insured

       10,000   University of Illinois, Certificates of Participation, Utility        8/11 at 100.00         AAA         10,701,600
                 Infrastructure Projects, Series 2001B, 5.250%, 8/15/21
                 (Pre-refunded 8/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       94,435   Total Illinois                                                                                           88,581,498
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        7,790   Indiana Transportation Finance Authority, Highway Revenue               No Opt. Call         AAA          9,286,926
                 Bonds, Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,           10/13 at 100.00         AAA          3,120,570
                 Series 2003, 5.000%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 5.8% (3.8% OF TOTAL INVESTMENTS)

        3,015   Kentucky Asset/Liability Commission, General Fund Revenue             5/15 at 100.00         AAA          3,131,289
                 Project Notes, First Series 2005, 5.000%, 5/01/25 -
                 MBIA Insured


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY (continued)

                Kentucky Economic Development Finance Authority, Health
                System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
$       6,345    6.150%, 10/01/27 - MBIA Insured                                     10/13 at 101.00         AAA      $   7,230,191
       18,185    6.150%, 10/01/28 - MBIA Insured                                     10/13 at 101.00         AAA         20,661,979

        2,230   Kentucky State Property and Buildings Commission, Revenue             8/15 at 100.00         AAA          2,331,554
                 Bonds, Project 85, Series 2005, 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,775   Total Kentucky                                                                                           33,355,013
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        3,790   Orleans Levee District, Louisiana, Levee District General             6/06 at 103.00         AAA          3,907,983
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 1.5% (1.0% OF TOTAL INVESTMENTS)

        8,000   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA          8,574,800
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.4% (0.9% OF TOTAL INVESTMENTS)

        7,535   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA          8,029,899
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.500%, 3/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.2% (1.5% OF TOTAL INVESTMENTS)

        5,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/12 at 100.00         AAA          5,308,850
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

        1,680   Massachusetts College Building Authority, Project Revenue             5/16 at 100.00         AAA          1,734,096
                 Bonds, Series 2006A, 5.000%, 5/01/36 - AMBAC Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        1,250    5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          1,341,638
        1,000    5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          1,073,310
        1,195    5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          1,282,605
        2,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          2,146,620

------------------------------------------------------------------------------------------------------------------------------------
       12,125   Total Massachusetts                                                                                      12,887,119
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 0.9% (0.6% OF TOTAL INVESTMENTS)

        4,750   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          4,978,190
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          127   St. Louis Park, Minnesota, GNMA Mortgage-Backed Securities           10/06 at 100.00         Aaa            127,086
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1991A, 7.250%, 4/20/23
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,715   Harrison County Wastewater Management District, Mississippi,            No Opt. Call         AAA          3,321,477
                 Revenue Refunding Bonds, Wastewater Treatment Facilities,
                 Series 1991B, 7.750%, 2/01/14 - FGIC Insured

        2,545   Harrison County Wastewater Management District, Mississippi,            No Opt. Call         AAA          3,171,299
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 2/01/13 - FGIC Insured

        1,640   Mississippi Home Corporation, GNMA Collateralized Single              6/06 at 105.00         Aaa          1,682,361
                 Family Mortgage Revenue Bonds, Series 1996C,
                 7.600%, 6/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,900   Total Mississippi                                                                                         8,175,137
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Camdenton Reorganized School District R3, Camden County,                No Opt. Call         AAA          1,605,510
                 Missouri, General Obligation Bonds, Series 2005,
                 5.250%, 3/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.1% (4.6% OF TOTAL INVESTMENTS)

$      33,700   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA      $  34,928,700
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,           6/12 at 100.00         AAA          6,102,210
                 Reno Transportation Rail Access Corridor Project, Series 2002,
                 5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,420   Total Nevada                                                                                             41,030,910
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,700    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,765,161
        1,700    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,762,798

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,604,550
                 5.000%, 1/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,900   Total New Jersey                                                                                          6,132,509
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Mexico Finance Authority, Public Project Revolving Fund
                Revenue Bonds, Series 2004C:
        1,420    5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00         AAA          1,478,887
        3,290    5.000%, 6/01/23 - AMBAC Insured                                      6/14 at 100.00         AAA          3,419,626

        1,530   New Mexico State University, Revenue Bonds, Series 2004,              4/14 at 100.00         AAA          1,589,257
                 5.000%, 4/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,240   Total New Mexico                                                                                          6,487,770
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 17.5% (11.4% OF TOTAL INVESTMENTS)

       11,760   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00         AAA         12,782,767
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 5.750%, 5/15/30 (Pre-refunded 5/15/10) - AMBAC Insured

        1,100   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,141,547
                 Mental Health Services Facilities Improvements, Series 2005A,
                 5.000%, 2/15/24 - AMBAC Insured

       15,000   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA         16,241,100
                 School Districts Financing Program, Series 2002D,
                 5.500%, 10/01/17 - MBIA Insured

        5,000   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA          5,211,100
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

        8,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          8,257,920
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        5,000    5.000%, 10/15/22 - MBIA Insured                                     10/14 at 100.00         AAA          5,233,400
        1,630    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,700,220
        1,675    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,747,159

       10,615   New York State Housing Finance Agency, Mortgage Revenue               5/06 at 102.00         AAA         10,847,575
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

        4,200   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         AAA          4,311,426
                 Revenue Bonds, Series 82, 5.550%, 10/01/19 - MBIA Insured
                 (Alternative Minimum Tax)

       10,120   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA         10,531,074
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

        1,950   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          2,044,770
                 Fund Bonds, Second Generation, Series 2005B, 5.000%, 4/01/21 -
                 AMBAC Insured

                New York State Thruway Authority, State Personal Income Tax
                Revenue Bonds, Series 2005A:
        3,500    5.000%, 3/15/19 - FSA Insured                                        3/15 at 100.00         AAA          3,675,140
        6,595    5.000%, 3/15/25 - FSA Insured                                        3/15 at 100.00         AAA          6,860,844

                New York State Urban Development Corporation, Service
                Contract Revenue Bonds, Series 2005B:
        2,460    5.000%, 3/15/24 - FSA Insured                                        3/15 at 100.00         AAA          2,562,828
        2,465    5.000%, 3/15/25 - FSA Insured                                        3/15 at 100.00         AAA          2,564,364

        5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/13 at 100.00         AAA          5,143,850
                 Lien General Purpose Revenue Bonds, Series 2003A,
                 5.000%, 11/15/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       96,070   Total New York                                                                                          100,857,084
------------------------------------------------------------------------------------------------------------------------------------


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.8% (1.8% OF TOTAL INVESTMENTS)

$       7,000   Cleveland State University, Ohio, General Receipts Bonds,             6/14 at 100.00         AAA      $   7,464,940
                 Series 2004, 5.250%, 6/01/19 - FGIC Insured

        5,000   Lorain County, Ohio, Health Facilities Revenue Bonds, Catholic        9/09 at 102.00         AAA          5,303,550
                 Healthcare Partners, Series 1999A, 5.500%, 9/01/29 -
                 AMBAC Insured

        3,065   Oak Hills Local School District, Hamilton County, Ohio, General      12/15 at 100.00         AAA          3,194,098
                 Obligation Bonds, Series 2005, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,065   Total Ohio                                                                                               15,962,588
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,250   Oklahoma Capitol Improvement Authority, State Facilities Revenue      7/15 at 100.00         AAA          2,344,838
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.0% (2.0% OF TOTAL INVESTMENTS)

        3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,123,990
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        7,000   Allegheny County, Pennsylvania, Airport Revenue Refunding             1/08 at 101.00         AAA          7,157,920
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 - MBIA Insured (Alternative Minimum Tax)

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
        3,260    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00         AAA          3,413,024
        1,600    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00         AAA          1,673,760

        2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking           12/15 at 100.00         AAA          2,073,180
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,860   Total Pennsylvania                                                                                       17,441,874
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,628,475
                 Series 2005RR, 5.000%, 7/01/22 - FGIC Insured

        5,000   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          5,522,500
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/16 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,500   Total Puerto Rico                                                                                         8,150,975
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Charleston County School District, South Carolina, General            2/14 at 100.00         AAA          3,124,020
                 Obligation Bonds, Series 2004A, 5.000%, 2/01/22 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                Series 2002A:
        7,500    0.000%, 1/01/24 - FSA Insured                                         1/13 at 52.75         AAA          2,814,225
        5,000    0.000%, 1/01/25 - FSA Insured                                         1/13 at 49.71         AAA          1,764,800
        2,750    0.000%, 1/01/26 - FSA Insured                                         1/13 at 46.78         AAA            911,103

------------------------------------------------------------------------------------------------------------------------------------
       15,250   Total Tennessee                                                                                           5,490,128
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 19.6% (12.8% OF TOTAL INVESTMENTS)

        8,000   Abilene Health Facilities Development Corporation, Texas,             9/06 at 101.00         AAA          8,174,720
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

        5,275   Austin, Texas, Combined Utility System Revenue Refunding             11/07 at 100.00         AAA          5,372,218
                 Bonds, Series 1997, 5.125%, 11/15/20  - FSA Insured

        3,135   Corpus Christi, Texas, Utility System Revenue Bonds,                  7/14 at 100.00         AAA          3,329,025
                 Series 2004, 5.250%, 7/15/20 - FSA Insured

        3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          3,239,550
                 Refunding and Improvement Bonds, Series 2001A,
                 5.750%, 11/01/13 - FGIC Insured (Alternative Minimum Tax)

        3,735   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA          3,843,688
                 Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 -
                 FSA Insured


                                       23

                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       1,865   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA      $   2,008,195
                 Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

          715   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA            760,374
                 Bonds, Series 1990, 7.400%, 2/15/10  - AMBAC Insured (ETM)
        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,276,600
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

        4,500   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          4,648,230
                 Series 2001A, 5.000%, 3/01/22 - FSA Insured

       17,000   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA         20,089,240
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured (ETM)

        4,685   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,895,638
                 Bonds, Series 2000A, 5.500%, 7/01/19 - FSA Insured
                 (Alternative Minimum Tax)

       19,200   Jefferson County Health Facilities Development Corporation,           8/11 at 100.00         AAA         19,980,288
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                 of Southeast Texas, Series 2001, 5.400%, 8/15/31 -
                 AMBAC Insured

        6,000   Laredo Community College District, Texas, Limited Tax General         8/10 at 100.00         AAA          6,378,840
                 Obligation Bonds, Series 2001, 5.375%, 8/01/31 (Pre-refunded
                 8/01/10) - AMBAC Insured

        2,000   Laredo Independent School District Public Facilities Corporation,     8/11 at 100.00         AAA          2,039,180
                 Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 -
                 AMBAC Insured

       22,045   North Central Texas Health Facilities Development Corporation,        8/12 at 101.00         AAA         22,878,962
                 Revenue Bonds, Children's Medical Center of Dallas,
                 Series 2002, 5.250%, 8/15/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      106,155   Total Texas                                                                                             112,914,748
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,660   Salt Lake City, Utah, Hospital Revenue Refunding Bonds, IHC           5/06 at 100.00         AAA          1,693,715
                 Hospitals Inc., Series 1988A, 8.000%, 5/15/07 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 11.1% (7.2% OF TOTAL INVESTMENTS)

       10,730   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA         11,430,669
                 Consolidated System Revenue Refunding Bonds, Series 2001C,
                 5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

       15,025   Seattle Housing Authority, Washington, GNMA Collateralized           11/11 at 105.00         AAA         16,760,237
                 Mortgage Loan Low Income Housing Assistance Revenue
                 Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42

        4,625   Seattle Housing Authority, Washington, GNMA Collateralized            9/11 at 102.00         AAA          4,990,976
                 Mortgage Loan Low Income Housing Assistance Revenue
                 Bonds, RHF/Esperanza Apartments Project, Series 2000A,
                 6.125%, 3/20/42 (Alternative Minimum Tax)

        5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,        12/10 at 100.00         AAA          5,240,800
                 Series 2000, 5.250%, 12/01/21 - FSA Insured

       11,750   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         AAA         12,191,213
                 Bonds, Nuclear Project 1, Series 1998A, 5.125%, 7/01/17 -
                 MBIA Insured

        2,500   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          2,618,425
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 -
                 MBIA Insured

       10,000   Washington, General Obligation Refunding Bonds,                       1/12 at 100.00         AAA         10,373,600
                 Series R-2003A, 5.000%, 1/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       59,630   Total Washington                                                                                         63,605,920
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

       12,845   West Virginia Water Development Authority, Infrastructure            10/10 at 100.00         AAA         13,608,250
                 Revenue Bonds, Infrastructure and Jobs Development
                 Council Program, Series 2000A, 5.500%, 10/01/39 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

$       2,180   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa      $   2,257,128
                 Series 2004, 5.000%, 11/01/26 - FSA Insured

        1,675   Wisconsin Public Power Incorporated System, Power Supply              7/15 at 100.00         AAA          1,727,746
                 System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,855   Total Wisconsin                                                                                           3,984,874
------------------------------------------------------------------------------------------------------------------------------------
$     930,255   Total Investments (cost $842,621,523) - 153.3%                                                          882,450,905
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     11,047,495
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.3)%                                                       (318,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 575,498,400
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 11.0% (7.1% OF TOTAL INVESTMENTS)

                Birmingham Special Care Facilities Financing Authority,
                Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 1996A:
$       7,465    5.875%, 11/15/19 (Pre-refunded 11/15/06) - MBIA Insured             11/06 at 102.00         AAA      $   7,699,774
        1,750    5.875%, 11/15/26 (Pre-refunded 11/15/06) - MBIA Insured             11/06 at 102.00         AAA          1,805,038

       11,175   Hoover Board of Education, Alabama, Capital Outlay Tax                2/11 at 100.00         AAA         11,706,483
                 Anticipation Warrants, Series 2001, 5.250%, 2/15/22 -
                 MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999A:
       10,815    5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00         AAA         11,262,525
        9,790    5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00         AAA         10,205,586
       29,860    5.750%, 2/01/38 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00         AAA         31,709,528

        2,500   Jefferson County, Alabama, Sewer Revenue Capital Improvement          8/12 at 100.00         AAA          2,673,050
                 Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded
                 8/01/12) - FGIC Insured

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 2002D:
          425    5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA            450,037
       14,800    5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA         15,722,484

       18,760   Jefferson County, Alabama, Sewer Revenue Capitol Improvement          2/11 at 101.00         AAA         19,880,535
                 Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded
                 2/01/11) - FGIC Insured

       10,195   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,          2/07 at 100.00         AAA         10,304,086
                  Series 1997A, 5.375%, 2/01/27 - FGIC Insured

        5,240   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,          2/11 at 101.00         AAA          5,564,775
                 Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) -
                 FGIC Insured

        6,000   University of Alabama, Tuscaloosa, General Revenue Bonds,             7/14 at 100.00         AAA          6,196,740
                 Series 2004A, 5.000%, 7/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,775   Total Alabama                                                                                           135,180,641
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        3,190   Alaska Housing Finance Corporation, Collateralized Veterans          12/09 at 100.00         AAA          3,307,807
                 Mortgage Program Bonds, First Series 1999A-1,
                 6.150%, 6/01/39

       11,245   Alaska Housing Finance Corporation, General Mortgage Revenue          6/09 at 100.00         AAA         11,548,952
                 Bonds, Series 1999A, 6.050%, 6/01/39 - MBIA Insured

        3,000   Alaska Student Loan Corporation, Student Loan Revenue Bonds,          7/08 at 100.00         AAA          3,053,070
                 Series 1998A, 5.250%, 7/01/14 - AMBAC Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       17,435   Total Alaska                                                                                             17,909,829
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Arizona State University, Certificates of Participation, Resh
                Infrastructure Projects, Series 2005A:
        2,000    5.000%, 9/01/25 - AMBAC Insured                                      3/15 at 100.00         AAA          2,069,960
        2,000    5.000%, 9/01/27 - AMBAC Insured                                      3/15 at 100.00         AAA          2,061,120

        1,000   Arizona State University, System Revenue Bonds, Series 2005,          7/15 at 100.00         AAA          1,036,040
                 5.000%, 7/01/27 - AMBAC Insured

        1,000   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,042,510
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/22 - FSA Insured

        1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA          1,189,296
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/27 - MBIA Insured

       13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA         13,704,896
                 Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                 MBIA Insured


                                       26


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA (continued)

$       4,815   Pima County Industrial Development Authority, Arizona, Lease          7/06 at 101.00         AAA      $   4,845,142
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,455   Total Arizona                                                                                            25,948,964
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,660   Arkansas State University, Student Fee Revenue Bonds, Beebe           9/15 at 100.00         Aaa          3,776,937
                 Campus, Series 2006, 5.000%, 9/01/35 - AMBAC Insured

                Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas
                Children's Hospital, Series 2005:
        2,000    5.000%, 3/01/25 - AMBAC Insured                                      3/15 at 100.00         AAA          2,060,380
        3,000    5.000%, 3/01/30 - AMBAC Insured                                      3/15 at 100.00         AAA          3,079,620

------------------------------------------------------------------------------------------------------------------------------------
        8,660   Total Arkansas                                                                                            8,916,937
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 29.8% (19.3% OF TOTAL INVESTMENTS)

       10,000   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA         10,577,100
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
       30,000    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA         32,861,099
       35,000    5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured               5/12 at 101.00         AAA         38,337,949

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        3,700    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          3,847,852
        2,820    5.000%, 12/01/27 - MBIA Insured                                     12/14 at 100.00         AAA          2,918,418

                California Rural Home Mortgage Finance Authority, GNMA
                Mortgage-Backed Securities Program Single Family Mortgage
                Revenue Bonds, Series 1996A:
           50    7.550%, 11/01/26 (Alternative Minimum Tax)                             No Opt. Call         AAA             51,534
           45    7.750%, 5/01/27 (Alternative Minimum Tax)                              No Opt. Call         AAA             46,456

        4,500   California, General Obligation Bonds, Series 1998,                   10/08 at 101.00         AAA          4,645,485
                 5.000%, 10/01/19 - FGIC Insured

       10,150   California, General Obligation Bonds, Series 2004,                   12/14 at 100.00         AAA         10,460,488
                 5.000%, 6/01/31 - AMBAC Insured

        3,500   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          3,643,185
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/26 - FGIC Insured

       20,000   Cucamonga County Water District, San Bernardino County,               9/11 at 101.00         AAA         20,686,200
                 California, Certificates of Participation, Water Shares
                 Purchase, Series 2000, 5.125%, 9/01/35 - FGIC Insured

        5,750   East Bay Municipal Utility District, Alameda and Contra Costa         6/15 at 100.00         AAA          5,964,532
                 Counties, California, Water System Subordinated Revenue
                 Bonds, Series 2005A, 5.000%, 6/01/27 - MBIA Insured

       10,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA         10,208,300
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/38 - FGIC Insured

        4,000   Kern Community College District, California, General Obligation      11/15 at 100.00         AAA          4,202,280
                 Bonds, Series 2005, 5.000%, 11/01/20 - FSA Insured

        5,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          5,231,050
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        1,875   Los Angeles Department of Water and Power, California,                7/16 at 100.00         AAA          1,946,869
                 Waterworks Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 -
                 AMBAC Insured

        2,740   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00         AAA          2,855,984
                 Series 2006A, 5.000%, 8/01/22 (WI/DD, Settling 5/04/06) -
                 FGIC Insured (Alternative Minimum Tax)

       20,000   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA         20,761,400
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/21 - FSA Insured

        2,000   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA          2,088,900
                 Obligation Bonds, Series 2005A-2, 5.000%, 7/01/23 -
                 MBIA Insured

        3,000   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          3,139,920
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 -
                 FGIC Insured

        6,205   Port of Oakland, California, Revenue Bonds, Series 2002L,            11/12 at 100.00         AAA          6,355,471
                 5.000%, 11/01/22 - FGIC Insured (Alternative Minimum Tax)


                                       27

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                Poway Redevelopment Agency, California, Tax Allocation Bonds,
                Paguay Redevelopment Project, Series 2001:
$      15,000    5.200%, 6/15/30 - AMBAC Insured                                     12/11 at 101.00         AAA      $  15,615,450
        5,000    5.125%, 6/15/33 - AMBAC Insured                                     12/11 at 101.00         AAA          5,152,600

        2,035   Redding, California, Electric System Revenue Certificates             6/15 at 100.00         AAA          2,091,024
                 of Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured

        6,000   Redlands Unified School District, San Bernardino County,              7/13 at 100.00         AAA          6,198,540
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 7/01/26 - FSA Insured

        2,285   Rio Hondo Community College District, California, General             8/15 at 100.00         AAA          2,397,948
                 Obligation Bonds, Series 2005A, 5.000%, 8/01/20 -
                 FGIC Insured

        2,970   Riverside Community College District, California, General             8/15 at 100.00         AAA          3,107,570
                 Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA Insured

        2,500   Sacramento County Sanitation District Financing Authority,           12/15 at 100.00         AAA          2,564,825
                 California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 -
                 FGIC Insured

        6,500   Salinas, California, GNMA Collateralized Housing Facility             7/06 at 100.00         AAA          6,522,230
                 Revenue Refunding Bonds, Villa Serra Project, Series 1994A,
                 6.600%, 7/20/30

       13,710   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA         14,101,421
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27A, 5.250%, 5/01/26 - MBIA Insured
                 (Alternative Minimum Tax)

       11,500   San Francisco Bay Area Rapid Transit District, California, Sales      7/11 at 100.00         AAA         11,809,120
                 Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 -
                 AMBAC Insured

                San Francisco Bay Area Rapid Transit District, California, Sales
                Tax Revenue Bonds, Series 2005A:
        1,165    5.000%, 7/01/21 - MBIA Insured                                       7/15 at 100.00         AAA          1,219,475
        1,220    5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00         AAA          1,276,108
        1,280    5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00         AAA          1,336,896

       66,685   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA         33,579,898
                 County, California, Senior Lien Toll Road Revenue Bonds,
                 Series 1993, 0.000%, 1/01/21 (ETM)

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
       31,615    5.250%, 1/15/30 - MBIA Insured                                       1/07 at 102.00         AAA         32,528,041
       21,500    0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call         AAA          6,023,440

       12,525   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA         12,847,519
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/20 - MBIA Insured

       11,000   Santa Ana Financing Authority, California, Lease Revenue                No Opt. Call         AAA         13,287,010
                 Bonds, Police Administration and Housing Facility,
                 Series 1994A, 6.250%, 7/01/24 - MBIA Insured

        5,000   Walnut Energy Center Authority, California, Electric Revenue          1/14 at 100.00         AAA          5,116,400
                 Bonds, Turlock Irrigation District, Series 2004A,
                 5.000%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      399,825   Total California                                                                                        367,605,987
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 7.2% (4.6% OF TOTAL INVESTMENTS)

        1,080   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00         AAA          1,136,203
                 Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

        1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open             11/15 at 100.00         AAA          2,031,233
                 Space, Series 2005B, 5.250%, 11/01/24 - FSA Insured

        1,000   Colorado Department of Transportation, Certificates of                6/14 at 100.00         AAA          1,031,960
                 Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured

       10,545   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA         10,740,188
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        4,950   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          5,247,198
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

        1,740   Douglas County School District RE1, Douglas and Elbert               12/14 at 100.00         Aaa          1,799,682
                 Counties, Colorado, General Obligation Bonds, Series 2005B,
                 5.000%, 12/15/28 - FSA Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      35,995   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA      $  15,521,044
                 Bonds, Series 1997B, 0.000%, 9/01/23 - MBIA Insured

       30,800   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA         33,547,667
                 Bonds, Series 2000A, 5.750%, 9/01/35 - MBIA Insured

       11,800   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 74.80         AAA          7,452,054
                 Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10) -
                 MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           No Opt. Call         AAA          3,478,300
                 Series 2004A, 0.000%, 9/01/27 - MBIA Insured

        2,750   Jefferson County School District R1, Colorado, General Obligation    12/14 at 100.00         AAA          2,862,283
                 Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

        2,500   Summit County School District RE-1, Summit, Colorado, General        12/14 at 100.00         Aaa          2,603,525
                 Obligation Bonds, Series 2004B, 5.000%, 12/01/24 - FGIC Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,800
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
      116,060   Total Colorado                                                                                           88,487,137
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,100   Connecticut Health and Educational Facilities Authority,             11/15 at 100.00         AAA          2,216,256
                 Revenue Bonds, Connecticut State University System,
                 Series 2005G, 5.000%, 11/01/19 - FSA Insured

        4,000   Connecticut, General Obligation Bonds, Series 2004D,                 12/14 at 100.00         AAA          4,177,280
                 5.000%, 12/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,100   Total Connecticut                                                                                         6,393,536
------------------------------------------------------------------------------------------------------------------------------------


                DELAWARE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,400   Delaware River and Bay Authority, Delaware and                        1/15 at 100.00         AAA          3,541,848
                 New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/24 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,895   District of Columbia Housing Finance Agency, GNMA                     6/06 at 100.00         AAA          1,899,396
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990B, 7.100%, 12/01/24 (Alternative Minimum Tax)

                District of Columbia Water and Sewerage Authority, Subordinate
                Lien Public Utility Revenue Bonds, Series 2003:
        5,000    5.125%, 10/01/24 - FGIC Insured                                     10/13 at 100.00         AAA          5,209,650
        5,000    5.125%, 10/01/25 - FGIC Insured                                     10/13 at 100.00         AAA          5,203,550

------------------------------------------------------------------------------------------------------------------------------------
       11,895   Total District Of Columbia                                                                               12,312,596
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 6.3% (4.1% OF TOTAL INVESTMENTS)

        6,020   Board of Regents, Florida State University, Housing Facility          5/15 at 101.00         AAA          6,243,161
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured

        1,000   Hillsborough County School Board, Florida, Certificates of            7/15 at 100.00         AAA          1,033,760
                 Participation, Master Lease Program, Series 2005A,
                 5.000%, 7/01/26 - MBIA Insured

                Indian Trace Development District, Florida, Water Management
                Special Benefit Assessment Bonds, Series 2005:
          645    5.000%, 5/01/25 - MBIA Insured                                       5/15 at 102.00         Aaa            673,606
        1,830    5.000%, 5/01/27 - MBIA Insured                                       5/15 at 102.00         Aaa          1,903,090

        4,425   Jacksonville Economic Development Commission, Florida,               11/12 at 100.00         AAA          4,748,866
                 Healthcare Facilities Revenue Bonds, Mayo Clinic,
                 Series 2001C, 5.500%, 11/15/36 - MBIA Insured

        1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          1,572,800
                 Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

        2,000   Marco Island, Florida, Water Utility System Revenue Bonds,           10/13 at 100.00         AAA          2,063,100
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

        2,150   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          2,196,139
                 Miami International Airport, Series 2002A,
                 5.125%, 10/01/35 - FSA Insured (Alternative Minimum Tax)

       35,920   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA         37,399,185
                 International Airport, Series 2002, 5.375%, 10/01/32 -
                 FGIC Insured (Alternative Minimum Tax)


                                       29

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,          6/15 at 100.00         AAA      $   5,508,434
                 Jackson Health System, Series 2005B, 5.000%, 6/01/25 -
                 MBIA Insured

                Northern Palm Beach County Improvement District, Florida,
                Revenue Bonds, Water Control and Improvement Development Unit
                9B, Series 2005:
        1,290    5.000%, 8/01/23 - MBIA Insured                                       8/15 at 102.00         AAA          1,353,958
        2,145    5.000%, 8/01/29 - MBIA Insured                                       8/15 at 102.00         AAA          2,228,205

                Ocala, Florida, Utility System Revenue Bonds, Series 2005B:
        1,025    5.250%, 10/01/24 - FGIC Insured                                     10/15 at 100.00         Aaa          1,099,364
        2,590    5.000%, 10/01/27 - FGIC Insured                                     10/15 at 100.00         Aaa          2,679,433

        2,320   Osceola County, Florida, Transportation Revenue Bonds, Osceola        4/14 at 100.00         Aaa          2,413,009
                 Parkway, Series 2004, 5.000%, 4/01/23 - MBIA Insured

                Plantation, Florida, Non-Ad Valorem Revenue Refunding and
                Improvement Bonds, Series 2003:
        2,110    5.000%, 8/15/17 - FSA Insured                                        8/13 at 100.00         Aaa          2,211,639
        2,225    5.000%, 8/15/18 - FSA Insured                                        8/13 at 100.00         Aaa          2,326,482

------------------------------------------------------------------------------------------------------------------------------------
       74,520   Total Florida                                                                                            77,654,231
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,040,400
                 Series 2004, 5.000%, 11/01/22 - FSA Insured

        1,520   College Park Business and Industrial Development Authority,           9/14 at 102.00         AAA          1,628,422
                 Georgia, Revenue Bonds, Public Safety Project, Series 2004,
                 5.250%, 9/01/23 - MBIA Insured

                Fulton County Development Authority, Georgia, Revenue Bonds,
                Georgia Tech Molecular Science Building, Series 2004:
        1,695    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,806,667
        1,135    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,208,979
        4,500    5.000%, 5/01/36 - MBIA Insured                                       5/14 at 100.00         AAA          4,627,035

        1,250   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue         8/06 at 102.00         AAA          1,278,888
                 Bonds, Southeast Georgia Health Systems, Series 1996,
                 5.250%, 8/01/13 - MBIA Insured

          640   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue         8/06 at 102.00         AAA            655,181
                 Bonds, Southeast Georgia Health Systems, Series 1996,
                 5.250%, 8/01/13 (Pre-refunded 8/01/06) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,740   Total Georgia                                                                                            12,245,572
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 3.3% (2.1% OF TOTAL INVESTMENTS)

       24,250   Hawaii Department of Budget and Finance, Special Purpose              5/06 at 101.00         AAA         24,537,605
                 Revenue Bonds, Hawaiian Electric Company Inc., Series 1996A,
                 6.200%, 5/01/26 - MBIA Insured (Alternative Minimum Tax)

                Hawaii, General Obligation Bonds, Series 2005DF:
       10,000    5.000%, 7/01/24 - AMBAC Insured                                      7/15 at 100.00         AAA         10,413,800
        5,000    5.000%, 7/01/25 - AMBAC Insured                                      7/15 at 100.00         AAA          5,199,250

------------------------------------------------------------------------------------------------------------------------------------
       39,250   Total Hawaii                                                                                             40,150,655
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.2% OF TOTAL INVESTMENTS)

          645   Idaho Housing Agency, Single Family Mortgage Senior Bonds,              No Opt. Call         Aa1            649,089
                 Series 1994B-1, 6.750%, 7/01/22

          580   Idaho Housing Agency, Single Family Mortgage Senior Bonds,              No Opt. Call         Aa1            584,019
                 Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

          630   Idaho Housing Agency, Single Family Mortgage Senior Bonds,            7/06 at 101.00         Aaa            632,451
                 Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,855   Total Idaho                                                                                               1,865,559
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 6.0% (3.9% OF TOTAL INVESTMENTS)

        1,050   Bedford Park, Illinois, General Obligation Bonds, Series 2004A,      12/14 at 100.00         AAA          1,120,455
                 5.250%, 12/15/20 - FSA Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Refunding Bonds, O'Hare International Airport, Series 2001E:
        4,615    5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          4,867,533
        4,870    5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          5,136,486


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       7,200   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA      $   7,657,128
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

        1,295   Eastern Illinois University, Auxiliary Facilities System Revenue      10/06 at 85.17         AAA          1,084,200
                 Bonds, Series 1989, 0.000%, 10/01/09 - MBIA Insured

       10,000   Illinois Development Finance Authority, Revenue Bonds, Provena        5/08 at 101.00         AAA         10,354,100
                 Health, Series 1998A, 5.500%, 5/15/21 - MBIA Insured

        2,095   Illinois Educational Facilities Authority, Revenue Bonds, Robert     12/07 at 100.00         Aaa          2,156,740
                 Morris College, Series 2000, 5.800%, 6/01/30 - MBIA Insured

        4,500   Illinois Health Facilities Authority, Revenue Bonds, Alexian          1/09 at 101.00         AAA          4,683,015
                 Brothers Health System, Series 1999, 5.000%, 1/01/19
                 (Pre-refunded 1/01/09) - FSA Insured

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Hospital         6/08 at 101.00         Aaa          7,149,940
                 Sisters Services Inc. Obligated Group, Series 1998A,
                 5.000%, 6/01/18 - MBIA Insured

       22,410   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA         23,133,843
                 Series 2002, 5.125%, 2/01/27 - FGIC Insured

                Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
        4,260    5.000%, 12/01/22 - FGIC Insured                                     12/14 at 100.00         AAA          4,427,162
        2,365    5.000%, 12/01/23 - FGIC Insured                                     12/14 at 100.00         AAA          2,452,671

------------------------------------------------------------------------------------------------------------------------------------
       71,660   Total Illinois                                                                                           74,223,273
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.7% (1.7% OF TOTAL INVESTMENTS)

        2,030   Decatur Township-Marion County Multi-School Building                  7/13 at 100.00         AAA          2,108,906
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 7/15/20 - FGIC Insured

       20,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA          6,829,000
                 Series 1999E, 0.000%, 2/01/28 - AMBAC Insured

        3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          3,491,312
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured

        1,340   Monroe-Gregg Grade School Building Corporation, Morgan                1/14 at 100.00         AAA          1,379,208
                 County, Indiana, First Mortgage Bonds, Series 2004,
                 5.000%, 1/15/25 - FSA Insured

        5,000   Noblesville Redevelopment Authority, Indiana, Economic                7/13 at 100.00         AAA          5,122,800
                 Development Lease Rental Bonds, Exit 10 Project, Series 2003,
                 5.000%, 1/15/28 - AMBAC Insured

       10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,          1/12 at 100.00         AAA         10,363,900
                 5.000%, 7/01/19 - MBIA Insured

        3,705   Whitley County Middle School Building Corporation, Columbia           7/13 at 100.00         AAA          3,915,222
                 City, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 7/15/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       45,325   Total Indiana                                                                                            33,210,348
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,055   Butler County Unified School District 394, Kansas, General            9/14 at 100.00         AAA          1,103,614
                 Obligation Bonds, Series 2004, 5.000%, 9/01/20 - FSA Insured

        2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,             9/14 at 101.00         AAA          2,153,763
                 5.000%, 9/01/23 - FSA Insured

                Neosho County Unified School District 413, Kansas, General
                Obligation Bonds, Series 2006:
        2,145    5.000%, 9/01/27 - FSA Insured                                        9/14 at 100.00         Aaa          2,221,040
        4,835    5.000%, 9/01/29 - FSA Insured                                        9/14 at 100.00         Aaa          4,996,199

        5,000   University of Kansas Hospital Authority, Health Facilities Revenue    9/09 at 100.00         AAA          5,239,450
                 Bonds, KU Health System, Series 1999A, 5.650%, 9/01/29 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,090   Total Kansas                                                                                             15,714,066
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 2.1% (1.4% OF TOTAL INVESTMENTS)

        3,870   Kenton County School District Finance Corporation, Kentucky,          6/14 at 100.00         Aaa          4,038,539
                 School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 -
                 MBIA Insured

        7,500   Kentucky Turnpike Authority, Economic Development Road                7/16 at 100.00         AAA          7,818,525
                 Revenue Bonds, Revitalization Project, Series 2006B,
                 5.000%, 7/01/25 (WI/DD, Settling 6/21/06) - AMBAC Insured


                                       31

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY (continued)

$      12,980   Louisville and Jefferson County Metropolitan Sewer District,         11/11 at 101.00         AAA      $  13,998,930
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 2001A, 5.500%, 5/15/34 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,350   Total Kentucky                                                                                           25,855,994
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        5,000   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding         9/09 at 102.00         AAA          5,386,000
                 Bonds, Cleco Utility Group Inc. Project, Series 1999,
                 5.875%, 9/01/29 - AMBAC Insured

        3,025   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,       11/14 at 100.00         AAA          3,217,995
                 Series 2004, 5.250%, 11/01/22 - MBIA Insured

        1,640   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          1,728,986
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        2,400    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          2,474,616
        4,415    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          4,545,684
        5,000    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          5,159,150

        6,455   Orleans Levee District, Louisiana, Levee District General             6/06 at 103.00         AAA          6,655,944
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,935   Total Louisiana                                                                                          29,168,375
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.2% (0.2% OF TOTAL INVESTMENTS)

        3,000   Maine Health and Higher Educational Facilities Authority,             7/13 at 100.00         AAA          3,077,040
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        5,345   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          5,702,901
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/28 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 4.6% (3.0% OF TOTAL INVESTMENTS)

       22,500   Massachusetts Development Finance Authority, Revenue Bonds,           1/12 at 101.00         AAA         24,456,150
                 WGBH Educational Foundation, Series 2002A,
                 5.375%, 1/01/42 (Pre-refunded 1/01/12) - AMBAC Insured

       11,000   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA         11,477,070
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured

       15,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA         16,099,650
                 Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) -
                 FGIC Insured

                University of Massachusetts Building Authority, Senior Lien Project
                Revenue Bonds, Series 2004-1:
        1,500    5.375%, 11/01/20 (Pre-refunded 11/01/14) - AMBAC Insured            11/14 at 100.00         AAA          1,638,675
        2,500    5.375%, 11/01/21 (Pre-refunded 11/01/14) - AMBAC Insured            11/14 at 100.00         AAA          2,731,125

------------------------------------------------------------------------------------------------------------------------------------
       52,500   Total Massachusetts                                                                                      56,402,670
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 6.6% (4.2% OF TOTAL INVESTMENTS)

        5,490   Detroit City School District, Wayne County, Michigan, Unlimited         No Opt. Call         AAA          6,631,426
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 6.000%, 5/01/29 - FSA Insured

        6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,         10/11 at 100.00         AAA          6,385,020
                 5.375%, 4/01/18 - MBIA Insured

        7,420   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA          7,534,045
                 Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1999A:
       15,825    5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured                1/10 at 101.00         AAA         17,047,798
       20,000    5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured                1/10 at 101.00         AAA         21,626,800

        8,000   Gaylord Community Schools, Otsego and Antrim Counties,                 5/07 at 37.75         AAA          2,911,600
                 Michigan, School Building and Site Refunding Bonds,
                 Series 1992, 0.000%, 5/01/21 (Pre-refunded 5/01/07) -
                 MBIA Insured

        1,085   Grand Rapids Community College, Kent County, Michigan,                5/13 at 100.00         AAA          1,150,838
                 General Obligation Refunding Bonds, Series 2003,
                 5.250%, 5/01/20 - AMBAC Insured


                                       32


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA      $   7,107,766
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.375%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

       10,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA         10,564,500
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.250%, 12/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       80,670   Total Michigan                                                                                           80,959,793
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

       13,020   St. Paul Housing and Redevelopment Authority, Minnesota,             12/11 at 102.00         Aaa         13,821,511
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Marian Center Project, Series 2001A, 6.450%, 6/20/43
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.1% (0.2% OF TOTAL INVESTMENTS)

                Nebraska Public Power District, General Revenue Bonds,
                Series 2005A:
        1,000    5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00         AAA          1,040,990
        1,000    5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00         AAA          1,040,260

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Nebraska                                                                                            2,081,250
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 8.4% (5.4% OF TOTAL INVESTMENTS)

       12,105   Clark County, Nevada, General Obligation Bank Bonds, Southern        12/12 at 100.00         AAA         12,373,731
                 Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 -
                 MBIA Insured

        7,370   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/14 at 100.00         AAA          7,665,316
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
       15,000    5.625%, 1/01/34 - AMBAC Insured                                      1/10 at 102.00         AAA         16,041,150
       13,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         13,473,980

          110   Nevada Housing Division, Single Family Mortgage Bonds,               10/06 at 100.00         Aa2            110,154
                 Senior Series 1994B-1, 6.700%, 10/01/17

           85   Nevada Housing Division, Single Family Mortgage Bonds,               10/06 at 100.00         Aa2             85,036
                 Senior Series 1994B-2, 6.950%, 10/01/26
                 (Alternative Minimum Tax)

       14,985   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA         15,854,430
                 Series 2002, 5.375%, 6/01/32 - FGIC Insured

       25,300   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA         27,330,831
                 Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) -
                 FGIC Insured

       10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,           6/12 at 100.00         AAA         10,668,200
                 Reno Transportation Rail Access Corridor Project, Series 2002,
                 5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       97,955   Total Nevada                                                                                            103,602,828
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 2.4% (1.5% OF TOTAL INVESTMENTS)

                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:
        2,000    5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00         Aaa          2,104,680
        2,250    5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00         Aaa          2,366,145

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        3,850    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          3,997,571
        3,850    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          3,992,219

                New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
        8,250    5.000%, 1/01/19 - FGIC Insured                                       7/13 at 100.00         AAA          8,595,015
        2,000    5.000%, 1/01/23 - FSA Insured                                        7/13 at 100.00         AAA          2,071,780

        3,320   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,463,391
                 5.000%, 1/01/21 - FSA Insured

        2,795   Rutgers State University, New Jersey, Revenue Bonds,                  5/14 at 100.00         AAA          2,907,163
                 Series 2004E, 5.000%, 5/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,315   Total New Jersey                                                                                         29,497,964
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,660   San Juan County, New Mexico, Subordinate Gross Receipts               6/15 at 100.00         AAA          3,802,520
                 Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       33

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.6% (6.2% OF TOTAL INVESTMENTS)

$       1,880   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA      $   1,953,508
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

        3,335   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          3,471,902
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        8,685   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA          9,052,202
                 Revenue Bonds, Series 1998A, 5.300%, 12/01/19 (Pre-refunded
                 6/01/08) - FSA Insured

       12,500   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA         13,027,750
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                 FGIC Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,500    5.000%, 7/01/21 - FGIC Insured                                       7/12 at 100.00         AAA          2,597,025
        5,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          5,161,200

        1,500   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,561,845
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

       10,000   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA         10,336,400
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2006A, 5.000%, 6/15/32 - FSA Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        4,825    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          5,032,861
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,736,728

       10,525   New York City, New York, General Obligation Bonds, Fiscal             4/15 at 100.00         AAA         10,919,688
                 Series 2005M, 5.000%, 4/01/26 - FGIC Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          5,225,550
                 Series 2006F-1, 5.000%, 9/01/21 - AMBAC Insured

        5,000   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          5,194,000
                 Series 2005F, 5.000%, 1/01/26 - AMBAC Insured

        3,000   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          3,020,910
                 Series 2005G, 4.750%, 1/01/29 - FSA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        3,770    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          3,953,222
        7,000    5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00         AAA          7,334,740

        3,500   New York State Thruway Authority, State Personal Income Tax           3/15 at 100.00         AAA          3,675,140
                 Revenue Bonds, Series 2005A, 5.000%, 3/15/19 - FSA Insured

        3,650   New York State Urban Development Corporation, Service                 3/15 at 100.00         AAA          3,797,132
                 Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 -
                 FSA Insured

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, Series 2004A-1:
        1,000    5.000%, 3/15/23 - FGIC Insured                                       3/14 at 100.00         AAA          1,037,860
        5,000    5.000%, 3/15/25 - FGIC Insured                                       3/14 at 100.00         AAA          5,182,550

       15,000   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/12 at 100.00         AAA         15,382,350
                 Lien General Purpose Revenue Refunding Bonds,
                 Series 2002E, 5.000%, 11/15/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      114,335   Total New York                                                                                          118,654,563
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Mooresville, North Carolina, Enterprise System Revenue Bonds,
                Series 2004:
        2,115    5.000%, 5/01/22 - FGIC Insured                                       5/14 at 100.00         AAA          2,203,492
        2,575    5.000%, 5/01/26 - FGIC Insured                                       5/14 at 100.00         AAA          2,668,653

        5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          5,341,550
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2005A:
$       3,205    5.000%, 5/01/23 - AMBAC Insured                                      5/15 at 100.00         Aaa      $   3,333,424
        3,295    5.000%, 5/01/24 - AMBAC Insured                                      5/15 at 100.00         Aaa          3,424,559

------------------------------------------------------------------------------------------------------------------------------------
       16,190   Total North Carolina                                                                                     16,971,678
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

                Grand Forks, North Dakota, Sales Tax Revenue Bonds,
                Alerus Project, Series 2005A:
        2,195    5.000%, 12/15/22 - MBIA Insured                                     12/15 at 100.00         Aaa          2,298,253
        1,355    5.000%, 12/15/23 - MBIA Insured                                     12/15 at 100.00         Aaa          1,415,487
        3,000    5.000%, 12/15/24 - MBIA Insured                                     12/15 at 100.00         Aaa          3,131,520

------------------------------------------------------------------------------------------------------------------------------------
        6,550   Total North Dakota                                                                                        6,845,260
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.9% (1.9% OF TOTAL INVESTMENTS)

        2,650   Cleveland State University, Ohio, General Receipts Bonds,             6/14 at 100.00         AAA          2,818,540
                 Series 2004, 5.250%, 6/01/24 - FGIC Insured

        2,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          2,134,760
                 Obligation Bonds, Series 2004, 5.250%, 12/01/25 - FSA Insured

        2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/14 at 100.00         AAA          2,464,206
                 Project, Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

        2,205   Hamilton City School District, Ohio, General Obligation Bonds,        6/15 at 100.00         Aaa          2,300,653
                 Series 2005, 5.000%, 12/01/24 - MBIA Insured

       20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA         21,050,529
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 -
                 AMBAC Insured

        3,000   Ross Local School District, Butler County, Ohio, General             12/13 at 100.00         Aaa          3,094,470
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 -
                 FSA Insured

        1,530   Tallmadge City School District, Ohio, General Obligation              6/15 at 100.00         AAA          1,582,464
                 Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,870   Total Ohio                                                                                               35,445,622
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        3,500   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA          3,647,525
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 -
                 AMBAC Insured

        5,070   Oklahoma Housing Finance Agency, GNMA Collateralized Single             No Opt. Call         AAA          5,352,298
                 Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        5,245   Oklahoma State Industries Authority, Revenue Bonds, Oklahoma          2/11 at 100.00         Aaa          5,474,679
                 Medical Research Foundation, Series 2001, 5.250%, 2/01/21 -
                 AMBAC Insured

        2,515   Oklahoma State University, Athletic Facilities Revenue Bonds,         8/14 at 100.00         AAA          2,589,595
                 Series 2004, 5.000%, 8/01/34 - AMBAC Insured

        4,880   University of Oklahoma, Student Housing Revenue Bonds,                7/14 at 100.00         Aaa          5,080,617
                 Series 2004, 5.000%, 7/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,210   Total Oklahoma                                                                                           22,144,714
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Oregon Department of Administrative Services, Certificates of
                Participation, Series 2005A:
        2,535    5.000%, 5/01/25 - FSA Insured                                        5/15 at 100.00         AAA          2,623,269
        2,115    5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00         AAA          2,176,018

        3,470   Oregon Department of Administrative Services, Certificates           11/15 at 100.00         AAA          3,642,737
                 of Participation, Series 2005B, 5.000%, 11/01/18 - FGIC Insured

        1,335   Oregon Housing and Community Services Department, Single              7/06 at 101.00         Aa2          1,355,652
                 Family Mortgage Revenue Bonds, Series 1995A,
                 6.450%, 7/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,455   Total Oregon                                                                                              9,797,676
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        7,925   Commonwealth Financing Authority, Pennsylvania, State                 6/16 at 100.00         AAA          8,259,593
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                 FSA Insured


                                       35

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,800   Pennsylvania Higher Educational Facilities Authority, Revenue         5/15 at 100.00         AAA      $   1,862,676
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                 MBIA Insured

        6,335   Radnor Township School District, Delaware County,                     8/15 at 100.00         Aaa          6,560,906
                 Pennsylvania, General Obligation Bonds, Series 2005B,
                 5.000%, 2/15/30 - FSA Insured

                Reading School District, Berks County, Pennsylvania, General
                Obligation Bonds, Series 2005:
        3,285    5.000%, 1/15/22 - FSA Insured                                        1/16 at 100.00         AAA          3,440,545
        3,450    5.000%, 1/15/23 - FSA Insured                                        1/16 at 100.00         AAA          3,605,043

------------------------------------------------------------------------------------------------------------------------------------
       22,795   Total Pennsylvania                                                                                       23,728,763
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,588,200
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway             7/13 at 100.00         AAA          2,140,700
                 Revenue Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured

        1,550   Puerto Rico Municipal Finance Agency, Series 2005C,                     No Opt. Call         AAA          1,696,103
                 5.250%, 8/01/21 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,050   Total Puerto Rico                                                                                         6,425,003
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.1% (1.3% OF TOTAL INVESTMENTS)

        2,195   Providence Housing Development Corporation, Rhode Island,             7/06 at 100.00         AAA          2,201,234
                 FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                 Bonds, Barbara Jordan Apartments, Series 1994A,
                 6.750%, 7/01/25 - MBIA Insured

       20,475   Rhode Island Depositors Economic Protection Corporation,              2/11 at 100.00         AAA         21,811,813
                 Special Obligation Refunding Bonds, Series 1993B,
                 5.250%, 8/01/21 (Pre-refunded 2/01/11) - MBIA Insured

        1,405   Rhode Island Health and Educational Building Corporation,             9/14 at 100.00         Aaa          1,528,190
                 Higher Education Auxiliary Enterprise Revenue Bonds,
                 Series 2004A, 5.500%, 9/15/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,075   Total Rhode Island                                                                                       25,541,237
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.0% (2.6% OF TOTAL INVESTMENTS)

       10,000   Beaufort County, South Carolina, Tax Increment Bonds,                12/12 at 100.00         AAA         10,262,000
                 New River Redevelopment Project, Series 2002,
                 5.000%, 6/01/27 - MBIA Insured

                Medical University Hospital Authority, South Carolina,
                FHA-Insured Mortgage Revenue Bonds, Series 2004A:
        2,000    5.250%, 8/15/22 - MBIA Insured                                       8/14 at 100.00         AAA          2,116,980
        2,105    5.250%, 8/15/23 - MBIA Insured                                       8/14 at 100.00         AAA          2,225,111

        4,855   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          3,548,034
                 Revenue Bonds, Series 1988A, 0.000%, 1/01/13 -
                 AMBAC Insured (ETM)

        9,190   Piedmont Municipal Power Agency, South Carolina, Electric              7/09 at 76.63         AAA          6,235,691
                 Revenue Bonds, Series 1988A, 0.000%, 1/01/13
                 (Pre-refunded 7/01/09) - AMBAC Insured

        7,955   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,723,702
                 Revenue Bonds, Series 1988A, 0.000%, 1/01/13 -
                 AMBAC Insured

        8,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00         AAA          8,420,240
                 Industrial Revenue Bonds, South Carolina Electric and
                 Gas Company, Series 2002A, 5.200%, 11/01/27 -
                 AMBAC Insured

       10,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00         AAA         10,476,800
                 Industrial Revenue Bonds, South Carolina Electric and Gas
                 Company, Series 2002B, 5.450%, 11/01/32 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       54,105   Total South Carolina                                                                                     49,008,558
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.5% (0.4% OF TOTAL INVESTMENTS)

        6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA          6,774,135
                 Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 16.3% (10.5% OF TOTAL INVESTMENTS)

       22,650   Brazos River Authority, Texas, Revenue Refunding Bonds,               5/08 at 102.00         AAA         23,447,507
                 Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                 AMBAC Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         521   Capital Area Housing Finance Corporation, Texas, FNMA                 4/12 at 106.00         AAA      $     523,823
                 Backed Single Family Mortgage Revenue Refunding Bonds,
                 Series 2002A-2, 6.300%, 4/01/35 - AMBAC Insured
                 (Alternative Minimum Tax)

       12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA         13,292,000
                 Bonds, Series 2000A, 6.125%, 11/01/35 - FGIC Insured
                 (Alternative Minimum Tax)

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
        9,000    0.000%, 8/15/18 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 53.84         AAA          4,267,890
       39,000    0.000%, 8/15/19 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 50.26         AAA         17,264,520
        7,280    0.000%, 8/15/20 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 46.91         AAA          3,008,460
        5,085    0.000%, 8/15/21 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 43.80         AAA          1,961,640

       25,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA         25,878,500
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

        4,671   Houston Housing Finance Corporation, Texas, GNMA                      9/11 at 105.00         Aaa          4,887,688
                 Collateralized Mortgage Multifamily Housing Revenue Bonds,
                 RRG Apartments Project, Series 2001, 6.350%, 3/20/42

                Houston, Texas, First Lien Combined Utility System Revenue
                Bonds, Series 2004A:
        4,000    5.250%, 5/15/24 - FGIC Insured                                       5/14 at 100.00         AAA          4,221,280
        5,000    5.250%, 5/15/25 - MBIA Insured                                       5/14 at 100.00         AAA          5,276,600

        6,570   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          7,031,740
                 Series 2001A, 5.375%, 3/01/19 (Pre-refunded 3/01/11) -
                 FSA Insured

       17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue               9/11 at 100.00         AAA         18,137,000
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 5.250%, 9/01/33 - AMBAC Insured

        4,170   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/10 at 100.00         AAA          4,403,145
                 Series 2000B, 5.500%, 7/01/30 - FSA Insured
       23,865   Jefferson County Health Facilities Development Corporation,           8/11 at 100.00         AAA         25,078,058
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                 of Southeast Texas, Series 2001, 5.500%, 8/15/41 -
                 AMBAC Insured

        8,205   Lower Colorado River Authority, Texas, Revenue Refunding and          5/11 at 100.00         AAA          8,475,683
                 Improvement Bonds, Series 2001A, 5.000%, 5/15/21 -
                 MBIA Insured

                Port of Houston Authority, Harris County, Texas, General
                Obligation Port Improvement Bonds, Series 2001B:
        3,205    5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)           10/11 at 100.00         AAA          3,367,878
        3,375    5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)           10/11 at 100.00         AAA          3,546,517

        7,205   San Antonio, Texas, Airport System Improvement Revenue                7/11 at 101.00         AAA          7,580,380
                 Bonds, Series 2001, 5.375%, 7/01/15 - FGIC Insured
                 (Alternative Minimum Tax)

                Tarrant County Health Facilities Development Corporation, Texas,
                Revenue Bonds, Texas Health Resources System, Series 1997A:
        2,900    5.250%, 2/15/22 - MBIA Insured                                       2/08 at 102.00         AAA          3,006,749
        6,820    5.000%, 2/15/26 - MBIA Insured                                       2/08 at 101.00         AAA          6,918,822

        6,800   Texas Department of Housing and Community Affairs, Single             9/06 at 102.00         AAA          6,943,344
                 Family Mortgage Revenue Bonds, Series 1996D,
                 6.250%, 9/01/28 - MBIA Insured (Alternative Minimum Tax)

        1,840   Ysleta Independent School District Public Facility Corporation,      11/09 at 100.00         AAA          1,917,298
                 Texas, Lease Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/15/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      227,162   Total Texas                                                                                             200,436,522
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,          7/13 at 100.00         AAA          2,055,060
                 5.000%, 7/01/28 - FGIC Insured

        1,810   Utah Housing Finance Agency, FHA-Insured Section 8 Assisted           7/06 at 100.00          AA          1,812,806
                 Multifamily Housing Revenue Bonds, Series 1992A,
                 7.400%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
        3,810   Total Utah                                                                                                3,867,866
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        8,000   Greater Richmond Convention Center Authority, Virginia, Hotel         6/15 at 100.00         AAA          8,251,040
                 Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 -
                 MBIA Insured

        1,035   Loudoun County Industrial Development Authority, Virginia,            6/14 at 100.00         AAA          1,103,641
                 Lease Revenue Bonds, Public Safety Facilities, Series 2003A,
                 5.250%, 12/15/20 - FSA Insured


                                       37

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA (continued)

$       4,840   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00         AAA      $   5,114,186
                 Revenue Bonds, Series 2001A, 5.500%, 10/01/19 -
                 MBIA Insured (Alternative Minimum Tax)

        4,265   Metropolitan Washington D.C. Airports Authority, Airport System      10/14 at 100.00         AAA          4,461,744
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/20 - MBIA Insured

       10,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA         10,441,500
                 Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,140   Total Virginia                                                                                           29,372,111
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,500   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         AAA          2,571,600
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/29 - FGIC Insured

        3,500   King County School District 401, Highline, Washington, General       12/14 at 100.00         AAA          3,622,150
                 Obligation Bonds, Series 2004, 5.000%, 10/01/24 -
                 FGIC Insured

        3,195   Kitsap County, Washington, Limited Tax General Obligation             7/10 at 100.00         AAA          3,409,672
                 Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) -
                 AMBAC Insured

        4,250   Snohomish County Public Utility District 1, Washington,               7/06 at 100.00         AAA          4,933,230
                 Generation System Revenue Bonds, Series 1989,
                 6.650%, 1/01/16 - FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       13,445   Total Washington                                                                                         14,536,652
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       10,000   Harrison County Commission, West Virginia, Solid Waste                5/06 at 100.00         AAA         10,002,300
                 Disposal Revenue Bonds, West Penn Power Company -
                 Harrison Station, Series 1993B, 6.300%, 5/01/23 - MBIA
                 Insured (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.1% (2.7% OF TOTAL INVESTMENTS)

       18,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/07 at 102.00         AAA         18,554,400
                 Bonds, Aurora Healthcare Inc., Series 1997, 5.250%, 8/15/17 -
                 MBIA Insured

       15,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/07 at 102.00         AAA         15,502,500
                 Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 -
                 MBIA Insured

          680   Wisconsin Housing and Economic Development Authority,                 7/06 at 100.00         AAA            680,993
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12 -
                 MBIA Insured

        1,675   Wisconsin Public Power Incorporated System, Power Supply              7/15 at 100.00         AAA          1,727,746
                 System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 -
                 AMBAC Insured

        2,890   Wisconsin, General Obligation Bonds, Series 2004-3,                   5/14 at 100.00         AAA          3,076,347
                 5.250%, 5/01/20 - FGIC Insured

       10,945   Wisconsin, General Obligation Bonds, Series 2004-4,                   5/14 at 100.00         AAA         11,402,939
                 5.000%, 5/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       49,190   Total Wisconsin                                                                                          50,944,925
------------------------------------------------------------------------------------------------------------------------------------
$   1,962,632   Total Investments (cost $1,813,064,169) - 154.7%                                                      1,905,831,610
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                      6,069,267
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.2)%                                                       (680,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $1,231,900,877
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.2% (0.8% OF TOTAL INVESTMENTS)

$       3,200   Auburn, Alabama, General Obligation Warrants, Series 2005,            8/15 at 100.00         AAA      $   3,308,800
                 5.000%, 8/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        4,370   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          4,439,614
                 Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,020   Northwest Community College District, Arkansas, General               5/15 at 100.00         AAA          4,193,744
                 Obligation Bonds, Series 2005, 5.000%, 5/15/23 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 30.4% (19.9% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Insured Certificates of Participation, Children's Hospital
                Medical Center of Northern California, Series 1999:
        6,750    5.875%, 12/01/19 - AMBAC Insured                                    12/09 at 101.00         AAA          7,259,963
                 6.000%, 12/01/29 - AMBAC Insured                                    12/09 at 101.00         AAA         10,798,100

        1,000   California Department of Water Resources, Water System               12/14 at 100.00         AAA          1,037,790
                 Revenue Bonds, Central Valley Project, Series 2005AC,
                 5.000%, 12/01/26 - MBIA Insured

        1,250   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA          1,319,800
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 - MBIA Insured (Alternative
                 Minimum Tax)

        1,005   Folsom Cordova Unified School District, Sacramento County,           10/14 at 100.00         AAA          1,043,090
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/26 -
                 FSA Insured

           85   Kern County Housing Authority, California, GNMA Guaranteed              No Opt. Call         AAA             85,422
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I,
                 7.150%, 12/30/24 (Alternative Minimum Tax)

           55   Kern County Housing Authority, California, GNMA Guaranteed              No Opt. Call         AAA             55,287
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III,
                 7.450%, 6/30/25 (Alternative Minimum Tax)

        4,865   La Verne-Grand Terrace Housing Finance Agency, California,              No Opt. Call         AAA          6,518,808
                 Single Family Residential Mortgage Revenue Bonds,
                 Series 1984A, 10.250%, 7/01/17 (ETM)

        1,690   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,763,042
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        3,600   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          3,761,892
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/25 - FGIC Insured

        5,000   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          6,650,300
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        8,880   Pomona, California, GNMA/FHLMC Collateralized Single                    No Opt. Call         AAA         11,537,606
                 Family Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23 (ETM)

       13,215   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         15,594,490
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative
                 Minimum Tax) (ETM)

       10,155   San Bernardino, California, GNMA Mortgage-Backed Securities             No Opt. Call         AAA         12,786,668
                 Program Single Family Mortgage Revenue Refunding Bonds,
                 Series 1990A, 7.500%, 5/01/23 (ETM)

        4,300   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          4,438,933
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.125%, 5/01/19 - MBIA Insured
                 (Alternative Minimum Tax)

        2,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          2,134,340
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        1,815   University of California, General Revenue Bonds, Series 2005G,        5/13 at 101.00         AAA          1,825,218
                 4.750%, 5/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       75,665   Total California                                                                                         88,610,749
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.2% (4.7% OF TOTAL INVESTMENTS)

$       1,500   Adams and Arapahoe Counties Joint School District 28J,               12/13 at 100.00         AAA      $   1,578,585
                 Aurora, Colorado, General Obligation Bonds, Series 2003A,
                 5.125%, 12/01/21 - FSA Insured

        2,500   Denver City and County, Colorado, Airport System Revenue             11/12 at 100.00         AAA          2,649,800
                 Refunding Bonds, Series 2002E, 5.500%, 11/15/18 -
                 FGIC Insured (Alternative Minimum Tax)

        6,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA          6,535,260
                 Bonds, Series 2000A, 5.750%, 9/01/29 - MBIA Insured

        4,405   Garfield, Eagle and Pitkin Counties School District RE-1,            12/14 at 100.00         AAA          4,584,856
                 Roaring Fork, Colorado, General Obligation Bonds,
                 Series 2005A, 5.000%, 12/15/24 - FSA Insured

        2,065   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          2,149,314
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 -
                 FSA Insured

        1,390   Teller County School District RE-2, Woodland Park, Colorado,         12/14 at 100.00         AAA          1,450,590
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 MBIA Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/12 at 100.00         AAA          1,039,350
                 Series 2002A, 5.000%, 6/01/19 - FGIC Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,800
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,860   Total Colorado                                                                                           21,023,555
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.6% (3.7% OF TOTAL INVESTMENTS)

        2,285   Florida Municipal Loan Council, Revenue Bonds, Series 2005A,          2/15 at 100.00         AAA          2,376,012
                 5.000%, 2/01/23 - MBIA Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/13 at 100.00         AAA          1,564,635
                 Series 2004A, 5.000%, 10/01/19 - FGIC Insured

        4,145   Miami, Florida, General Obligation Bonds, Series 2002,                1/12 at 100.00         AAA          4,299,857
                 5.000%, 1/01/22 - MBIA Insured

        4,240   Reedy Creek Improvement District, Florida, Utility Revenue           10/13 at 100.00         AAA          4,531,076
                 Bonds, Series 2003-1, 5.250%, 10/01/17 - MBIA Insured

        2,000   Tallahassee, Florida, Energy System Revenue Bonds,                   10/15 at 100.00         AAA          2,069,060
                 Series 2005, 5.000%, 10/01/28 - MBIA Insured

        1,415   Taylor County, Florida, Sales Tax Revenue Bonds, Series 2005,        10/15 at 100.00         AAA          1,469,364
                 5.000%, 10/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,585   Total Florida                                                                                            16,310,004
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 3.4% (2.2% OF TOTAL INVESTMENTS)

        2,950   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,        1/15 at 100.00         AAA          3,051,569
                 5.000%, 1/01/25 - FSA Insured

        6,500   Medical Center Hospital Authority, Georgia, Revenue                   8/09 at 102.00         AAA          6,908,915
                 Anticipation Certificates, Columbus Regional Healthcare
                 System, Inc. Project, Series 1999, 5.500%, 8/01/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,450   Total Georgia                                                                                             9,960,484
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 3.8% (2.5% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,386,642
                 Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D,
                 6.150%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)

        8,030   Hawaii Department of Transportation, Airport System Revenue           7/10 at 101.00         AAA          8,807,143
                 Refunding Bonds, Series 2000B, 6.500%, 7/01/15 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,280   Total Hawaii                                                                                             11,193,785
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 15.7% (10.3% OF TOTAL INVESTMENTS)

        4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,         12/12 at 100.00         AAA          4,146,280
                 5.000%, 12/01/22 - FGIC Insured

        8,200   Chicago Board of Education, Illinois, General Obligation Lease          No Opt. Call         AAA          9,188,756
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

       10,000   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA         10,586,700
                 Series 2000D, 5.500%, 1/01/35 - FGIC Insured

        1,450   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          1,542,061
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

       23,110   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         14,236,684
                 Program Revenue Bonds, Kane, Cook and DuPage Counties
                 School District U46 - Elgin, Series 2002, 0.000%, 1/01/17 -
                 FSA Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,010   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA      $   2,372,435
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

        3,225   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          3,706,396
                 Lake, McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992A, 9.000%, 6/01/09 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       54,995   Total Illinois                                                                                           45,779,312
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Indiana University, Parking Facility Revenue Bonds, Series 2004:
        1,015    5.250%, 11/15/19 - AMBAC Insured                                    11/14 at 100.00         AAA          1,082,964
        1,060    5.250%, 11/15/20 - AMBAC Insured                                    11/14 at 100.00         AAA          1,130,193
        1,100    5.250%, 11/15/21 - AMBAC Insured                                    11/14 at 100.00         AAA          1,172,842

        9,255   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA          3,691,727
                 Series 1999E, 0.000%, 2/01/25 - AMBAC Insured

        1,000   Metropolitan School District Steuben County K-5 Building              7/14 at 102.00         AAA          1,067,140
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.250%, 1/15/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,430   Total Indiana                                                                                             8,144,866
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley            6/13 at 100.00         Aaa          3,469,635
                 Medical Center, Series 2003, 5.000%, 6/15/17 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,245   Kansas Development Finance Authority, Board of Regents,               4/15 at 100.00         AAA          1,297,265
                 Revenue Bonds, Kansas State University Housing System,
                 Series 2005A, 5.000%, 4/01/23 - MBIA Insured

        2,760   Neosho County Unified School District 413, Kansas, General            9/14 at 100.00         Aaa          2,848,154
                 Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,005   Total Kansas                                                                                              4,145,419
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,200   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA          1,240,800
                 Revenue Bonds, University of Maryland College Park Projects
                 Refunding, Series 2006, 5.000%, 6/01/28 - CIFG Insured

        5,000   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA          5,168,850
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.125%, 3/01/21 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,200   Total Maryland                                                                                            6,409,650
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        4,400   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          4,590,828
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.7% (2.4% OF TOTAL INVESTMENTS)

        6,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          6,760,585
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        3,810   Michigan Housing Development Authority, GNMA Collateralized           8/12 at 102.00         Aaa          3,926,205
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,310   Total Michigan                                                                                           10,686,790
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        4,860   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          5,164,771
                 Minnesota, Airport Revenue Bonds, Series 2001B,
                 5.750%, 1/01/15 - FGIC Insured (Alternative Minimum Tax)

          150   Minnesota Housing Finance Agency, Rental Housing Bonds,               8/06 at 101.00         AAA            151,205
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,010   Total Minnesota                                                                                           5,315,976
------------------------------------------------------------------------------------------------------------------------------------


                                       41

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.5% (2.3% OF TOTAL INVESTMENTS)

$       7,495   Jefferson County Industrial Development Authority, Missouri,          8/07 at 100.00         AAA      $   8,163,854
                 Housing Revenue Bonds, Richardson Road Apartments Project,
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded 8/15/07)

        2,000   Missouri Western State College, Auxiliary System Revenue             10/13 at 100.00         AAA          2,080,380
                 Bonds, Series 2003, 5.000%, 10/01/21 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,495   Total Missouri                                                                                           10,244,234
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 8.7% (5.7% OF TOTAL INVESTMENTS)

        3,000   Clark County, Nevada, General Obligation Bank Bonds,                 12/12 at 100.00         AAA          3,066,600
                 Southern Nevada Water Authority Loan, Series 2002,
                 5.000%, 6/01/32 - MBIA Insured

        8,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/11 at 100.00         AAA          8,495,280
                 Series 2001B, 5.125%, 7/01/21 (Pre-refunded 7/01/11) -
                 FGIC Insured

        7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,           6/12 at 100.00         AAA          8,577,585
                 Reno Transportation Rail Access Corridor Project, Series 2002,
                 5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC Insured

        5,050   Washoe County, Nevada, Gas and Water Facilities Remarketed            7/06 at 100.00         AAA          5,171,352
                 Revenue Refunding Bonds, Sierra Pacific Power Company,
                 Series 1987, 6.300%, 12/01/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,040   Total Nevada                                                                                             25,310,817
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.2% (0.8% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,200    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,245,996
        1,200    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,244,328

          800   Rutgers State University, New Jersey, Certificates of                 1/14 at 100.00         AAA            825,408
                 Participation, Lower Georges Street University Redevelopment
                 Associates LLC, Series 2004, 5.000%, 1/01/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,200   Total New Jersey                                                                                          3,315,732
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 9.2% (6.0% OF TOTAL INVESTMENTS)

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,039,100
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

        1,510   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,569,252
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/24 - AMBAC Insured

        5,000   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA          5,211,100
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

       10,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA         10,580,100
                  Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 -
                  MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,041,230
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

        5,700   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          5,931,534
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

        1,450   New York State Thruway Authority, Highway and Bridge                 10/15 at 100.00         AAA          1,520,470
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,660   Total New York                                                                                           26,892,786
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        3,100   North Carolina Medical Care Commission, FHA-Insured                  10/13 at 100.00         AAA          3,205,214
                 Mortgage Revenue Bonds, Betsy Johnson Regional Hospital
                 Project, Series 2003, 5.125%, 10/01/32 - FSA Insured

        3,050   Raleigh Durham Airport Authority, North Carolina, Airport             5/15 at 100.00         Aaa          3,179,107
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/22 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,150   Total North Carolina                                                                                      6,384,321
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,500   Tallmadge City School District, Ohio, General Obligation Bonds,       6/15 at 100.00         AAA          1,551,435
                 Series 2005, 5.000%, 12/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       3,500   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA      $   3,647,525
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 -
                 AMBAC Insured

        1,075   Oklahoma Housing Finance Agency, GNMA Collateralized Single             No Opt. Call         AAA          1,134,856
                 Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,575   Total Oklahoma                                                                                            4,782,381
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 4.4% (2.8% OF TOTAL INVESTMENTS)

                Oregon Health Sciences University, Revenue Bonds, Series 2002A:
        5,000    5.000%, 7/01/26 - MBIA Insured                                       1/13 at 100.00         AAA          5,158,450
        7,000    5.000%, 7/01/32 - MBIA Insured                                       1/13 at 100.00         AAA          7,189,280

          345   Oregon Health, Housing, Educational and Cultural Facilities           3/12 at 105.00         Aaa            355,740
                 Authority, GNMA Mortgage-Backed Securities Program
                 Assisted Living Project Revenue Bonds, Necanicum Village
                 LLC, Series 2001A, 6.850%, 6/20/42

------------------------------------------------------------------------------------------------------------------------------------
       12,345   Total Oregon                                                                                             12,703,470
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          1,561,995
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        4,000   Commonwealth Financing Authority, Pennsylvania, State                 6/16 at 100.00         AAA          4,168,880
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Pennsylvania                                                                                        5,730,875
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 2.0% (1.3% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,628,475
                 Series 2005RR, 5.000%, 7/01/22 - FGIC Insured

        1,000   Puerto Rico Municipal Finance Agency, Series 2005C,                     No Opt. Call         AAA          1,094,260
                 5.250%, 8/01/21 - CIFG Insured

        2,000   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          2,216,680
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/17 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Puerto Rico                                                                                         5,939,415
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 3.7% (2.4% OF TOTAL INVESTMENTS)

        3,000   Blount County Public Building Authority, Tennessee, Local             6/15 at 100.00         Aaa          3,130,140
                 Government Public Improvement Lease Bonds, Oak Ridge,
                 Series 2005B-9-A, 5.000%, 6/01/24 - AMBAC Insured

        2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue                 10/14 at 100.00         AAA          2,144,619
                 Bonds, Series 2004, 5.000%, 10/01/22 - FSA Insured

        5,000   Metropolitan Government of Nashville-Davidson County Health          11/09 at 101.00         AAA          5,407,200
                 and Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30
                 (Pre-refunded 11/15/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,055   Total Tennessee                                                                                          10,681,959
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 10.6% (6.9% OF TOTAL INVESTMENTS)

       12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA         13,014,625
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 - FGIC Insured (Alternative Minimum Tax)

                North Harris County Regional Water Authority, Texas, Senior
                Water Revenue Bonds, Series 2003:
        4,565    5.250%, 12/15/20 - FGIC Insured                                     12/13 at 100.00         AAA          4,824,566
        4,800    5.250%, 12/15/21 - FGIC Insured                                     12/13 at 100.00         AAA          5,085,072

        7,600   San Antonio, Texas, Airport System Improvement Revenue                7/11 at 101.00         AAA          7,969,132
                 Bonds, Series 2001, 5.375%, 7/01/16 - FGIC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       29,465   Total Texas                                                                                              30,893,395
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 18.6% (12.1% OF TOTAL INVESTMENTS)

        5,000   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          5,307,900
                 Consolidated System Revenue Bonds, Series 2001B,
                 5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)


                                       43

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

                King County School District 405, Bellevue, Washington, General
                Obligation Bonds, Series 2002:
$      12,060    5.000%, 12/01/19 - FGIC Insured                                     12/12 at 100.00         AAA      $  12,536,129
       12,785    5.000%, 12/01/20 - FGIC Insured                                     12/12 at 100.00         AAA         13,259,963

                Pierce County School District 343, Dieringer, Washington,
                General Obligation Refunding Bonds, Series 2003:
        2,755    5.250%, 12/01/18 - FGIC Insured                                      6/13 at 100.00         Aaa          2,926,389
        2,990    5.250%, 12/01/19 - FGIC Insured                                      6/13 at 100.00         Aaa          3,173,736

        4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,001,389
                 5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)

          895   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA            957,203
                 Terminal 18, Series 1999C, 6.000%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        1,265   Tacoma, Washington, General Obligation Bonds, Series 2002,           12/12 at 100.00         AAA          1,320,913
                 5.000%, 12/01/18 - FGIC Insured

        4,200   Tacoma, Washington, Solid Waste Utility Revenue Refunding            12/11 at 100.00         AAA          4,410,756
                 Bonds, Series 2001, 5.250%, 12/01/20 - AMBAC Insured

        5,000   Washington, General Obligation Bonds, Series 2001C,                   1/11 at 100.00         AAA          5,229,100
                 5.250%, 1/01/26 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       51,665   Total Washington                                                                                         54,123,478
------------------------------------------------------------------------------------------------------------------------------------
$     433,275   Total Investments (cost $425,112,914) - 153.2%                                                          446,137,509
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      6,112,739
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.3)%                                                       (161,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 291,250,248
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/15 at 100.00         AAA      $   3,854,662
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, General Obligation Warrants,
                Series 2004A:
        1,395    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00         AAA          1,450,926
        1,040    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         AAA          1,079,572

                Montgomery Water and Sewerage Board, Alabama, Water and
                Sewerage Revenue Bonds, Series 2005:
        2,220    5.000%, 3/01/24 - FSA Insured                                        3/15 at 100.00         AAA          2,310,798
        2,590    5.000%, 3/01/25 - FSA Insured                                        3/15 at 100.00         AAA          2,692,072

------------------------------------------------------------------------------------------------------------------------------------
       10,995   Total Alabama                                                                                            11,388,030
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA         12,497,182
                 Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 2.9% (1.9% OF TOTAL INVESTMENTS)

        7,745   Arkansas Development Finance Authority, State Facility Revenue        6/14 at 100.00         AAA          8,202,342
                 Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 -
                 FSA Insured

                University of Arkansas, Fayetteville, Revenue Bonds, Medical
                Sciences Campus, Series 2004B:
        2,000    5.000%, 11/01/27 - MBIA Insured                                     11/14 at 100.00         Aaa          2,067,900
        2,000    5.000%, 11/01/28 - MBIA Insured                                     11/14 at 100.00         Aaa          2,066,460

        2,480   University of Arkansas, Monticello Campus, Revenue Bonds,            12/13 at 100.00         Aaa          2,546,861
                 Series 2005, 5.000%, 12/01/35 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,225   Total Arkansas                                                                                           14,883,563
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.9% (14.5% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        2,000    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          2,079,920
        2,215    5.000%, 12/01/25 - MBIA Insured                                     12/14 at 100.00         AAA          2,300,300

        1,800   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          1,859,364
                 Occidental College, Series 2005A, 5.000%, 10/01/33 -
                 MBIA Insured

       31,200   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 24.23         AAA          6,393,504
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/34 - MBIA Insured

        1,735   Fullerton Public Financing Authority, California, Tax Allocation      9/15 at 100.00         AAA          1,791,769
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                 AMBAC Insured

        7,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          7,161,420
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        6,520   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA          6,819,855
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 -
                 AMBAC Insured

        4,000   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          4,186,560
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 -
                 FGIC Insured

       15,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA         15,760,049
                 of Participation, Series 2003, 5.250%, 2/01/30 - FGIC Insured

       10,000   Orange County Water District, California, Revenue Certificates        8/13 at 100.00         AAA         10,231,800
                 of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured

        1,000   Orange County Water District, California, Revenue Certificates        2/15 at 100.00         AAA          1,034,090
                 of Participation, Series 2005B, 5.000%, 8/15/24 - MBIA Insured


                                       45

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)
$       1,435   Pasadena Area Community College District, Los Angeles                 6/13 at 100.00         AAA      $   1,493,204
                 County, California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/22 - FGIC Insured

       12,265   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA         13,375,718
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded 12/01/09) -
                 AMBAC Insured

          735   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA            797,379
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

                San Diego County, California, Certificates of Participation,
                Edgemoor Facility Project and Regional System, Series 2005:
        1,675    5.000%, 2/01/24 - AMBAC Insured                                      2/15 at 100.00         AAA          1,731,900
          720    5.000%, 2/01/25 - AMBAC Insured                                      2/15 at 100.00         AAA            743,400

       14,170   San Diego Unified School District, San Diego County,                  7/15 at 100.00         AAA         14,669,917
                 California, General Obligation Bonds, Series 2005G,
                 5.000%, 7/01/29 - FSA Insured

        2,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          2,134,340
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        5,000   Torrance, California, Certificates of Participation, Series 2005B,      No Opt. Call         AAA          5,172,950
                 5.000%, 6/01/24 - AMBAC Insured

       12,500   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA         12,862,125
                 Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      132,970   Total California                                                                                        112,599,564
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 9.3% (6.2% OF TOTAL INVESTMENTS)

        1,690   Adams 12 Five Star Schools, Adams County, Colorado, General          12/15 at 100.00         AAA          1,765,442
                 Obligation Bonds, Series 2005, 5.000%, 12/15/24 - FSA Insured

        1,940   Colorado Educational and Cultural Facilities Authority, Charter       6/13 at 100.00         AAA          2,040,046
                 School Revenue Bonds, Adams School District 12 - Pinnacle
                 School, Series 2003, 5.250%, 6/01/23 - XLCA Insured

        3,405   Colorado Educational and Cultural Facilities Authority, Charter      12/13 at 100.00         AAA          3,591,049
                 School Revenue Bonds, Classical Academy, Series 2003,
                 5.250%, 12/01/23 - XLCA Insured

        3,500   Colorado Health Facilities Authority, Revenue Bonds, Poudre          12/09 at 101.00         Aaa          3,759,770
                 Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                 (Pre-refunded 12/01/09) - FSA Insured

       17,145   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA         18,174,385
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

        6,100   Denver School District 1, Colorado, General Obligation Bonds,        12/13 at 100.00         AAA          6,387,920
                 Series 2004, 5.000%, 12/01/18 - FSA Insured

        1,325   El Paso County, Colorado, Certificates of Participation, Detention   12/12 at 100.00         AAA          1,356,681
                 Facility Project, Series 2002B, 5.000%, 12/01/27 -
                 AMBAC Insured

                Jefferson County School District R1, Colorado, General Obligation
                Bonds, Series 2004:
        2,500    5.000%, 12/15/22 - FSA Insured                                      12/14 at 100.00         AAA          2,609,350
        5,125    5.000%, 12/15/23 - FSA Insured                                      12/14 at 100.00         AAA          5,337,944
        2,000    5.000%, 12/15/24 - FSA Insured                                      12/14 at 100.00         AAA          2,081,660

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,800
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       45,730   Total Colorado                                                                                           48,140,047
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,140   District of Columbia Housing Finance Agency, GNMA                     6/06 at 100.00         AAA          3,145,558
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990C-4, 6.350%, 12/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,000   Florida State Board of Education, Full Faith and Credit Public        6/13 at 101.00         AAA          4,161,760
                 Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 3.8% (2.5% OF TOTAL INVESTMENTS)

        4,000   Cobb County Development Authority, Georgia, Parking Revenue           7/14 at 100.00         Aaa          4,159,480
                 Bonds, Kennesaw State University, Series 2004,
                 5.000%, 7/15/24 - MBIA Insured


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)
$       2,925   Columbus, Georgia, Water and Sewerage Revenue Bonds,                  5/14 at 100.00         AAA      $   3,043,375
                 Series 2005, 5.000%, 5/01/23 - MBIA Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        1,775    5.000%, 11/01/21 - MBIA Insured                                     11/13 at 100.00         AAA          1,842,468
        2,580    5.000%, 11/01/22 - MBIA Insured                                     11/13 at 100.00         AAA          2,674,712

        4,500   South Fulton Municipal Regional Water and Sewerage                    1/13 at 100.00         Aaa          4,613,850
                 Authority, Georgia, Water and Sewerage Revenue Bonds,
                 Series 2003, 5.000%, 1/01/33 - MBIA Insured

        3,000   Valdosta and Lowndes County Hospital Authority, Georgia,             10/12 at 101.00         AAA          3,149,730
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2002, 5.200%, 10/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,780   Total Georgia                                                                                            19,483,615
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 7.9% (5.3% OF TOTAL INVESTMENTS)

        2,375   Hawaii County, Hawaii, General Obligation Bonds,                      7/13 at 100.00         AAA          2,474,774
                 Series 2003A, 5.000%, 7/15/19 - FSA Insured

       20,000   Hawaii Department of Budget and Finance, Special Purpose              7/10 at 101.00         AAA         21,257,398
                 Revenue Refunding Bonds, Hawaiian Electric Company Inc.,
                 Series 2000, 5.700%, 7/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

                Hawaii Department of Transportation, Airport System Revenue
                Refunding Bonds, Series 2000B:
        6,105    6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00         AAA          6,615,378
        9,500    6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00         AAA         10,464,440

------------------------------------------------------------------------------------------------------------------------------------
       37,980   Total Hawaii                                                                                             40,811,990
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          615   Idaho Housing and Finance Association, Single Family                  1/08 at 101.50         AAA            619,889
                 Mortgage Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 3.1% (2.1% OF TOTAL INVESTMENTS)

        1,015   Chicago Park District, Illinois, Limited Tax General Obligation       7/11 at 100.00         AAA          1,080,346
                 Park Bonds, Series 2001C, 5.500%, 1/01/18 - FGIC Insured

        3,100   Chicago Park District, Illinois, Limited Tax General Obligation       7/11 at 100.00         AAA          3,350,573
                 Park Bonds, Series 2001C, 5.500%, 1/01/18 (Pre-refunded
                 7/01/11) - FGIC Insured

                Illinois Health Facilities Authority, Revenue Bonds, Lutheran
                General Health System, Series 1993A:
        3,230    6.125%, 4/01/12 - FSA Insured (ETM)                                    No Opt. Call         AAA          3,452,935
        5,000    6.250%, 4/01/18 - FSA Insured (ETM)                                    No Opt. Call         AAA          5,784,450

        1,950   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call         AAA          2,251,841
                 SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 -
                 MBIA Insured

          290   Peoria, Moline and Freeport, Illinois, GNMA Collateralized           10/06 at 104.00         AAA            293,706
                 Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,585   Total Illinois                                                                                           16,213,851
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Hamilton County Public Building Corporation, Indiana, First
                Mortgage Bonds, Series 2004:
        2,105    5.000%, 8/01/23 - FSA Insured                                        8/14 at 100.00         AAA          2,176,044
        2,215    5.000%, 8/01/24 - FSA Insured                                        8/14 at 100.00         AAA          2,286,677

------------------------------------------------------------------------------------------------------------------------------------
        4,320   Total Indiana                                                                                             4,462,721
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,             9/14 at 101.00         AAA          1,563,270
                 5.000%, 9/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.2% (0.8% OF TOTAL INVESTMENTS)

        7,000   Kentucky Economic Development Finance Authority, Health                 No Opt. Call         AAA          2,333,100
                 System Revenue Bonds, Norton Healthcare Inc., Series 2000B,
                 0.000%, 10/01/28 - MBIA Insured

        3,575   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          3,722,934
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,575   Total Kentucky                                                                                            6,056,034
------------------------------------------------------------------------------------------------------------------------------------


                                       47

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       1,640   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA      $   1,728,986
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          1,237,308
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          2,275,416
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          2,579,575

------------------------------------------------------------------------------------------------------------------------------------
        7,550   Total Louisiana                                                                                           7,821,285
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          1,996,259
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 5.7% (3.8% OF TOTAL INVESTMENTS)

        3,000   Massachusetts Development Finance Authority, Revenue Bonds,             No Opt. Call         AAA          3,556,950
                 WGBH Educational Foundation, Series 2002A,
                 5.750%, 1/01/42 - AMBAC Insured

        2,600   Massachusetts Health and Educational Facilities Authority,           10/13 at 100.00         AAA          2,670,460
                 Revenue Bonds, Simmons College, Series 2003F,
                 5.000%, 10/01/33 - FGIC Insured

       10,925   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA         11,424,272
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/22 -
                 FSA Insured

        4,910   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          5,415,043
                 Series 2002C, 5.500%, 11/01/15 - MBIA Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        3,650    5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          3,917,582
        2,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          2,146,620

------------------------------------------------------------------------------------------------------------------------------------
       27,085   Total Massachusetts                                                                                      29,130,927
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.0% (1.3% OF TOTAL INVESTMENTS)

       10,000   Michigan Housing Development Authority, Rental Housing                4/07 at 102.00         AAA         10,371,600
                 Revenue Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

          915   Minnesota Housing Finance Agency, Rental Housing Bonds,               8/06 at 101.00         AAA            922,347
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.4% (0.3% OF TOTAL INVESTMENTS)

          975   Hazelwood Industrial Development Authority, Missouri,                 9/06 at 102.00         AAA            999,151
                 GNMA Collateralized Project Multifamily Housing Revenue
                 Refunding Bonds, Lakes Apartments Project, Series 1996,
                 6.000%, 9/20/16

          535   Missouri Housing Development Commission, Multifamily                 12/06 at 102.00         AAA            547,524
                 Housing Revenue Bonds, Brookstone Village Apartments,
                 Series 1996A, 6.000%, 12/01/16 - FSA Insured (Alternative
                 Minimum Tax)

          750   Missouri Western State College, Auxiliary System Revenue             10/13 at 100.00         AAA            770,798
                 Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,260   Total Missouri                                                                                            2,317,473
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Nebraska Public Power District, General Revenue Bonds,
                Series 2005A:
        1,000    5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00         AAA          1,040,990
        1,000    5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00         AAA          1,040,260

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Nebraska                                                                                            2,081,250
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        5,000   Clark County, Nevada, Industrial Development Revenue Bonds,           7/10 at 102.00         AAA          5,414,600
                 Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,280   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/14 at 100.00         AAA          3,415,989
                 Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$       5,000    0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call         AAA      $   1,788,450
        5,500    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          5,881,755

------------------------------------------------------------------------------------------------------------------------------------
       18,780   Total Nevada                                                                                             16,500,794
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 3.1% (2.1% OF TOTAL INVESTMENTS)

                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:
        2,000    5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00         Aaa          2,104,680
        2,250    5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00         Aaa          2,366,145

        1,560   Mount Olive Township Board of Education, Morris County,               1/15 at 100.00         Aaa          1,625,317
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 1/15/22 - MBIA Insured

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,475    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,531,537
        1,475    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,529,487

        3,075   New Jersey Transit Corporation, Certificates of Participation           No Opt. Call         AAA          3,369,585
                 Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured

        3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,448,462
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,150   Total New Jersey                                                                                         15,975,213
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

                New Mexico Finance Authority, Public Project Revolving Fund
                Revenue Bonds, Series 2004C:
        1,415    5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00         AAA          1,473,680
        1,050    5.000%, 6/01/24 - AMBAC Insured                                      6/14 at 100.00         AAA          1,090,646

        2,000   New Mexico Finance Authority, Public Project Revolving Fund           6/15 at 100.00         Aaa          2,077,880
                 Revenue Bonds, Series 2005E, 5.000%, 6/15/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,465   Total New Mexico                                                                                          4,642,206
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 12.9% (8.6% OF TOTAL INVESTMENTS)

        1,120   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,163,792
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, New Island Hospital, Series 1999B:
        3,400    5.750%, 7/01/19 - MBIA Insured                                       7/09 at 101.00         AAA          3,615,492
        5,750    6.000%, 7/01/24 - MBIA Insured                                       7/09 at 101.00         AAA          6,170,325

        1,785   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,852,419
                 Mental Health Services Facilities Improvements, Series 2005A,
                 5.000%, 2/15/24 - AMBAC Insured

        1,230   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,276,457
                 Mental Health Services Facilities Improvements, Series 2005D,
                 5.000%, 8/15/24 - FGIC Insured

        1,000   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          1,041,050
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        5,000   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA          5,211,100
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

        1,755   Nassau County, New York, General Obligation Improvement               3/10 at 100.00         AAA          1,901,156
                 Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded 3/01/10) -
                 FSA Insured

        7,500   Nassau Health Care Corporation, New York, County Guaranteed           8/09 at 102.00         AAA          8,111,400
                 Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                 8/01/09) - FSA Insured

        1,250   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,301,538
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,225    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          3,363,933
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,736,728


                                       49

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)
$       5,000   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA      $   5,209,200
                 Series 2004E, 5.000%, 11/01/21 - FSA Insured

        8,880   New York State Housing Finance Agency, Mortgage Revenue               5/06 at 102.00         AAA          9,074,561
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

                New York State Thruway Authority, General Revenue Bonds, Series 2005G:
        3,770    5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00         AAA          3,926,003
        5,980    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,222,908

        5,000   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          5,243,000
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,310   Total New York                                                                                           66,421,062
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,250   Appalachian State University, North Carolina, Revenue Bonds,          7/15 at 100.00         Aaa          1,295,200
                 Series 2005, 5.000%, 7/15/30 - MBIA Insured

                Mooresville, North Carolina, Enterprise System Revenue Bonds,
                Series 2004:
        2,225    5.000%, 5/01/23 - FGIC Insured                                       5/14 at 100.00         AAA          2,313,510
        2,335    5.000%, 5/01/24 - FGIC Insured                                       5/14 at 100.00         AAA          2,426,299

        2,900   Raleigh Durham Airport Authority, North Carolina, Airport             5/15 at 100.00         Aaa          3,024,961
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,710   Total North Carolina                                                                                      9,059,970
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare           6/10 at 101.00         AAA         11,376,758
                 Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA Insured

        8,000   North Dakota, Student Loan Trust Revenue Bonds,                      12/10 at 100.00         AAA          8,309,360
                 Series 2000B, 5.850%, 12/01/25 - AMBAC Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       18,715   Total North Dakota                                                                                       19,686,118
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,930   Marysville Exempted Village School District, Ohio, Certificates       6/15 at 100.00         AAA          2,086,465
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/22 (Pre-refunded 6/01/15) - MBIA Insured

          700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,         12/13 at 100.00         AAA            738,577
                 5.250%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,630   Total Ohio                                                                                                2,825,042
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,500   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA          1,563,225
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

                Oklahoma City Airport Trust, Oklahoma, Junior Lien Tax Exempt
                Bonds, Twenty Seventh Series 2000A:
        1,320    5.125%, 7/01/20 - FSA Insured                                        7/10 at 100.00         AAA          1,353,370
        4,040    5.250%, 7/01/21 - FSA Insured                                        7/10 at 100.00         AAA          4,206,933

------------------------------------------------------------------------------------------------------------------------------------
        6,860   Total Oklahoma                                                                                            7,123,528
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 3.6% (2.4% OF TOTAL INVESTMENTS)

        2,110   Oregon Department of Administrative Services, Certificates            5/15 at 100.00         AAA          2,170,874
                 of Participation, Series 2005A, 5.000%, 5/01/30 - FSA Insured

        1,520   Portland Housing Authority, Oregon, Multifamily Housing               7/10 at 100.00         Aaa          1,567,561
                 Revenue Bonds, Lovejoy Station Apartments, Series 2000,
                 6.000%, 7/01/33 - MBIA Insured (Alternative Minimum Tax)

                Portland, Oregon, Airport Way Urban Renewal and Redevelopment
                Bonds, Series 2000A:
        4,405    5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00         Aaa          4,769,646
        3,665    5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00         Aaa          3,975,352
        4,265    5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00         Aaa          4,626,160
        1,375    5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00         Aaa          1,491,435

------------------------------------------------------------------------------------------------------------------------------------
       17,340   Total Oregon                                                                                             18,601,028
------------------------------------------------------------------------------------------------------------------------------------


                                       50

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 13.0% (8.7% OF TOTAL INVESTMENTS)

$      12,620   Allegheny County Hospital Development Authority,                     11/10 at 102.00         AAA      $  14,066,630
                 Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000A, 6.500%, 11/15/30 -
                 MBIA Insured

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          2,082,660
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        9,485   Berks County Municipal Authority, Pennsylvania, Hospital             11/09 at 102.00         AAA         10,347,566
                 Revenue Bonds, Reading Hospital and Medical Center,
                 Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) -
                 FSA Insured

          725   Central Dauphin School District, Dauphin County, Pennsylvania,        2/16 at 100.00         AAA            874,611
                 General Obligation Bonds, Series 2006, 6.750%, 2/01/24
                 (WI/DD, Settling 5/15/06) - MBIA Insured

        5,780   Pennsylvania Higher Educational Facilities Authority, Revenue         5/15 at 100.00         AAA          5,981,260
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                 MBIA Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        5,235    5.000%, 9/01/24 - FSA Insured                                        9/14 at 100.00         AAA          5,394,877
        3,000    5.000%, 9/01/25 - FSA Insured                                        9/14 at 100.00         AAA          3,087,420

        2,360   Philadelphia, Pennsylvania, Water and Wastewater Revenue              8/07 at 102.00         AAA          2,405,005
                 Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

       10,370   Philadelphia, Pennsylvania, Water and Wastewater Revenue              8/07 at 102.00         AAA         10,671,352
                 Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured

        3,785   Reading School District, Berks County, Pennsylvania, General          1/16 at 100.00         AAA          3,945,976
                 Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA Insured

        2,500   Seneca Valley School District, Butler County, Pennsylvania,           7/14 at 100.00         Aaa          2,626,150
                 General Obligation Bonds, Series2004, 5.125%, 1/01/23 -
                 FGIC Insured

        1,705   Solebury Township, Pennsylvania, General Obligation Bonds,            6/15 at 100.00         Aaa          1,774,001
                 Series 2005, 5.000%, 12/15/25 - AMBAC Insured

        3,650   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          3,745,119
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,215   Total Pennsylvania                                                                                       67,002,627
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,628,475
                 Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        5,000   South Carolina Public Service Authority, Revenue Bonds,               1/14 at 100.00         AAA          5,204,900
                 Santee Cooper Electric System, Series 2004A,
                 5.000%, 1/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 14.9% (10.0% OF TOTAL INVESTMENTS)

                Brazos River Authority, Texas, Revenue Refunding Bonds,
                Houston Industries Inc., Series 1998C:
       10,000    5.125%, 5/01/19 - AMBAC Insured                                      5/08 at 102.00         AAA         10,352,100
        9,000    5.125%, 11/01/20 - AMBAC Insured                                    11/08 at 102.00         AAA          9,293,490

                Corpus Christi, Texas, Utility System Revenue Bonds,
                Series 2004:
        3,475    5.000%, 7/15/22 - FSA Insured                                        7/14 at 100.00         AAA          3,596,590
        3,645    5.000%, 7/15/23 - FSA Insured                                        7/14 at 100.00         AAA          3,764,957
       12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA         13,014,625
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 - FGIC Insured (Alternative Minimum Tax)

        4,485   Lower Colorado River Authority, Texas, Contract Revenue               5/12 at 100.00         AAA          4,636,055
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003B, 5.000%, 5/15/21 - FSA Insured

       10,000   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA         10,199,000
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.000%, 5/15/33 - AMBAC Insured

        4,151   Panhandle Regional Housing Finance Corporation, Texas,                7/12 at 105.00         Aaa          4,469,257
                 GNMA Collateralized Multifamily Housing Mortgage Revenue
                 Bonds, Renaissance of Amarillo Apartments, Series 2001A,
                 6.650%, 7/20/42

                Tarrant County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Cook Children's Healthcare System,
                Series 2000A:
        6,725    5.750%, 12/01/17 - FSA Insured                                      12/10 at 101.00         AAA          7,233,948
        7,500    5.750%, 12/01/24 - FSA Insured                                      12/10 at 101.00         AAA          8,072,475


                                       51

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,300   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA      $   2,384,571
                 Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       73,781   Total Texas                                                                                              77,017,068
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 3.3% (2.2% OF TOTAL INVESTMENTS)

        8,600   Intermountain Power Agency, Utah, Power Supply Revenue                7/13 at 100.00         AAA          8,986,656
                 Refunding Bonds, Series 2003A, 5.000%, 7/01/18 - FSA Insured

        2,385   Mountain Regional Water Special Service District, Utah,              12/13 at 100.00         AAA          2,446,461
                 Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 -
                 MBIA Insured

        5,525   Utah Transit Authority, Sales Tax Revenue Bonds, Series 2002A,       12/12 at 100.00         AAA          5,711,303
                 5.000%, 6/15/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,510   Total Utah                                                                                               17,144,420
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 0.3% (0.1% OF TOTAL INVESTMENTS)

        1,320   Vermont Educational and Health Buildings Financing Agency,           12/10 at 101.00         AAA          1,435,012
                 Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A,
                 6.000%, 12/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 3.0% (2.0% OF TOTAL INVESTMENTS)

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds, Series 2005:
        5,880    5.000%, 6/15/20 - MBIA Insured                                       6/15 at 100.00         AAA          6,135,898
        5,000    5.000%, 6/15/22 - MBIA Insured                                       6/15 at 100.00         AAA          5,206,150

                Loudoun County Industrial Development Authority, Virginia, Lease
                Revenue Bonds, Public Safety Facilities, Series 2003A:
        1,150    5.250%, 12/15/22 - FSA Insured                                       6/14 at 100.00         AAA          1,226,268
          500    5.250%, 12/15/23 - FSA Insured                                       6/14 at 100.00         AAA            532,450

        2,250   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AAA          2,324,655
                 Bonds, Series 1997B, 6.050%, 5/01/17 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,780   Total Virginia                                                                                           15,425,421
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 6.9% (4.6% OF TOTAL INVESTMENTS)

       10,000   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA         10,615,800
                 Consolidated System Revenue Bonds, Series 2001B,
                 5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)

        1,370   Clark County School District 101, La Center, Washington,             12/12 at 100.00         Aaa          1,418,525
                 General Obligation Bonds, Series 2002, 5.000%, 12/01/22 -
                 FSA Insured

        5,230   Douglas County Public Utility District 1, Washington, Revenue         9/09 at 102.00         AAA          5,651,172
                 Bonds, Wells Hydroelectric, Series 1999A, 6.125%, 9/01/29 -
                 MBIA Insured (Alternative Minimum Tax)

        1,545   Tacoma, Washington, General Obligation Bonds, Series 2004,           12/14 at 100.00         AAA          1,610,106
                 5.000%, 12/01/19 - MBIA Insured

        3,950   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          4,074,464
                 Bonds, Swedish Health Services, Series 1998,
                 5.125%, 11/15/22 - AMBAC Insured

       10,855   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AAA          5,659,363
                 0.000%, 1/01/20 - FGIC Insured

        6,200   Washington, General Obligation Various Purpose Bonds,                 7/12 at 100.00         AAA          6,417,496
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,150   Total Washington                                                                                         35,446,926
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        8,000   Pleasants County, West Virginia, Pollution Control Revenue            5/06 at 101.00         AAA          8,070,720
                 Bonds, Monongahela Power Company Pleasants Station
                 Project, Series 1995C, 6.150%, 5/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 6.4% (4.3% OF TOTAL INVESTMENTS)

        7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding               No Opt. Call         AAA          8,073,800
                 Bonds, Northern States Power Company Project, Series 1996,
                 6.000%, 11/01/21 - MBIA Insured (Alternative Minimum Tax)

       12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds,                  12/10 at 100.00         Aaa         13,493,835
                 Series 2000A, 5.750%, 12/01/25 - FGIC Insured (Alternative
                 Minimum Tax)

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/06 at 101.00         AAA          5,108,700
                 Bonds, Mercy Health System Corporation, Series 1995,
                 6.125%, 8/15/13 - AMBAC Insured


                                       52

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       6,250   Wisconsin Health and Educational Facilities Authority,                8/06 at 102.00         AAA      $   6,408,625
                 Revenue Bonds, Sinai Samaritan Medical Center Inc.,
                 Series 1996, 5.750%, 8/15/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,000   Total Wisconsin                                                                                          33,084,960
------------------------------------------------------------------------------------------------------------------------------------
$     774,671   Total Investments (cost $750,969,130) - 150.2%                                                          773,963,705
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     10,147,058
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.2)%                                                       (268,900,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 515,210,763
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.8% OF TOTAL INVESTMENTS)

$       5,310   Athens, Alabama, Water and Sewerage Revenue Warrants,                 5/12 at 101.00         AAA      $   5,594,881
                 Series 2002, 5.300%, 5/01/32 - MBIA Insured

        3,045   Hoover, Alabama, General Obligation Bonds, Series 2003,               3/12 at 101.00         AAA          3,161,776
                 5.000%, 3/01/20 - MBIA Insured

       10,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA         10,521,900
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded
                 2/01/09) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,355   Total Alabama                                                                                            19,278,557
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 3.6% (2.4% OF TOTAL INVESTMENTS)

       15,000   Alaska, International Airport System Revenue Bonds,                  10/12 at 100.00         AAA         16,162,650
                 Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.1% (0.8% OF TOTAL INVESTMENTS)

        5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          5,144,200
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 11.7% (7.8% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Bonds,
                Occidental College, Series 2005A:
        1,485    5.000%, 10/01/26 - MBIA Insured                                     10/15 at 100.00         Aaa          1,547,845
        1,565    5.000%, 10/01/27 - MBIA Insured                                     10/15 at 100.00         Aaa          1,626,348

          190   California, General Obligation Bonds, Series 2000,                    9/10 at 100.00         AAA            199,850
                 5.250%, 9/01/17 - MBIA Insured

                California, General Obligation Bonds, Series 2000:
          375    5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured                9/10 at 100.00         AAA            398,329
        2,635    5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured                9/10 at 100.00         AAA          2,789,174

       10,000   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call         AAA         10,319,600
                 5.000%, 2/01/23 - MBIA Insured

        8,890   California, General Obligation Veterans Welfare Bonds,               12/08 at 101.00         AA-          9,132,964
                 Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)

        3,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          3,075,360
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured (Alternative
                 Minimum Tax)

        2,425   Fullerton Public Financing Authority, California, Tax Allocation      9/15 at 100.00         AAA          2,504,346
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                 AMBAC Insured

          625   Los Angeles Department of Water and Power, California,                7/16 at 100.00         AAA            648,956
                 Waterworks Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 -
                 AMBAC Insured

        1,800   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          1,880,946
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/25 -
                 FGIC Insured

        7,935   Los Angeles, California, Certificates of Participation,               4/12 at 100.00         AAA          8,291,043
                 Series 2002, 5.300%, 4/01/32 - AMBAC Insured

        7,500   Northern California Power Agency, Revenue Refunding Bonds,            7/08 at 101.00         AAA          7,753,125
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        2,320   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          2,459,896
                 Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       50,745   Total California                                                                                         52,627,782
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 4.5% (3.0% OF TOTAL INVESTMENTS)

       17,300   Adams County, Colorado, FHA-Insured Mortgage Revenue                  8/15 at 100.00         AAA         17,908,095
                 Bonds, Platte Valley Medical Center, Series 2005,
                 5.000%, 8/01/24 - MBIA Insured

          750   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00         AAA            797,333
                 Bonds, Series 2006, 5.250%, 10/01/32 - XLCA Insured


                                       54

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)
$       1,625   Superior Metropolitan District 1, Colorado, Special Revenue          12/15 at 100.00         AAA      $   1,679,340
                 Bonds, Series 2006, 5.000%, 12/01/28 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,675   Total Colorado                                                                                           20,384,768
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 13.1% (8.7% OF TOTAL INVESTMENTS)

                Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
        2,305    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,452,843
        1,480    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          1,573,536

       11,600   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA         11,931,180
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        6,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          6,084,840
                 Series 2002A, 5.500%, 10/01/41 - MBIA Insured

        8,155   Lee County, Florida, Solid Waste System Revenue Refunding            10/11 at 100.00         Aaa          8,699,020
                 Bonds, Series 2001, 5.625%, 10/01/13 - MBIA Insured
                 (Alternative Minimum Tax)

                Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                International Airport, Series 2002:
        7,165    5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00         AAA          7,709,397
        5,600    5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00         AAA          6,036,744
       10,000    5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00         AAA         10,319,100
        2,000    5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00         AAA          2,083,380

        1,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,        1/13 at 100.00         AAA          1,031,810
                 5.000%, 1/01/25 - FGIC Insured

        1,000   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,      10/15 at 100.00         AAA          1,034,530
                 5.000%, 10/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       56,305   Total Florida                                                                                            58,956,380
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.2% (1.5% OF TOTAL INVESTMENTS)

        6,925   Atlanta and Fulton County Recreation Authority, Georgia,             12/15 at 100.00         AAA          7,167,444
                 Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                 5.000%, 12/01/30 - MBIA Insured

        1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,040,400
                 Series 2004, 5.000%, 11/01/22 - FSA Insured

        1,695   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA          1,737,053
                 Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,620   Total Georgia                                                                                             9,944,897
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.9% (10.0% OF TOTAL INVESTMENTS)

       10,000   Bolingbrook, Illinois, General Obligation Bonds, Series 2002A,        1/12 at 100.00         AAA         10,571,700
                 5.375%, 1/01/38 - FGIC Insured

        1,305   Chicago, Illinois, General Obligation Bonds, Series 2001A,            1/11 at 101.00         AAA          1,390,256
                 5.500%, 1/01/38 - MBIA Insured

                Chicago, Illinois, General Obligation Bonds, Series 2001A:
           50    5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured                1/11 at 101.00         AAA             54,127
        3,645    5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured                1/11 at 101.00         AAA          3,945,822

       12,765   Chicago, Illinois, Revenue Bonds, Skyway Toll Bridge,                 1/07 at 102.00         AAA         13,171,693
                 Series 1996, 5.500%, 1/01/23 (Pre-refunded 1/01/07) -
                 MBIA Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        4,250    5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          4,482,560
        4,485    5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          4,730,419
        4,730    5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          4,988,826
        2,930    5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          3,078,844

        3,600   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          3,828,564
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

        3,000   Chicago, Illinois, Third Lien General Airport Revenue Refunding       1/12 at 100.00         AAA          3,209,790
                 Bonds, O'Hare International Airport, Series 2002A,
                 5.750%, 1/01/17 - MBIA Insured (Alternative Minimum Tax)

        4,000   Cicero, Cook County, Illinois, General Obligation Corporate          12/12 at 101.00         AAA          4,158,560
                 Purpose Bonds, Series 2002, 5.000%, 12/01/21 - MBIA Insured

          730   DuPage County Community School District 200, Wheaton,                10/13 at 100.00         Aaa            774,705
                 Illinois, General Obligation Bonds, Series 2003C,
                 5.250%, 10/01/22 - FSA Insured


                                       55

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$         770   DuPage County Community School District 200, Wheaton,                10/13 at 100.00         Aaa      $     833,078
                 Illinois, General Obligation Bonds, Series 2003C,
                 5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/12 at 100.00         AAA          5,276,700
                 Series 2002, 5.250%, 4/01/23 - FSA Insured

        2,700   University of Illinois, Certificates of Participation, Utility        8/11 at 100.00         AAA          2,857,302
                 Infrastructure Projects, Series 2001A, 5.000%, 8/15/20
                 (Pre-refunded 8/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,960   Total Illinois                                                                                           67,352,946
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 17.2% (11.5% OF TOTAL INVESTMENTS)

        3,380   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,          7/13 at 100.00         AAA          3,510,806
                 Series 2003A, 5.000%, 7/01/20 - AMBAC Insured

                Indiana Bond Bank, Special Program Bonds, Hendricks County
                Redevelopment District, Series 2002D:
        2,500    5.375%, 4/01/23 - AMBAC Insured                                      4/12 at 100.00         AAA          2,642,525
        7,075    5.250%, 4/01/26 - AMBAC Insured                                      4/12 at 100.00         AAA          7,446,862
        7,000    5.250%, 4/01/30 - AMBAC Insured                                      4/12 at 100.00         AAA          7,367,920

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA         10,339,900
                 Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 -
                 AMBAC Insured

       25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         26,856,246
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured

                New Albany-Floyd County School Building Corporation, Indiana,
                First Mortgage Bonds, Series 2002:
        2,500    5.750%, 7/15/17 (Pre-refunded 7/15/12) - FGIC Insured                7/12 at 100.00         AAA          2,754,750
        3,810    5.750%, 7/15/20 (Pre-refunded 7/15/12) - FGIC Insured                7/12 at 100.00         AAA          4,198,239

                Northern Wells Community School Building Corporation, Wells
                County, Indiana, First Mortgage Bonds, Series 2001:
          420    5.250%, 1/15/19 - FGIC Insured                                       7/12 at 100.00         AAA            440,429
          430    5.250%, 7/15/19 - FGIC Insured                                       7/12 at 100.00         AAA            451,491
        1,675    5.400%, 7/15/23 - FGIC Insured                                       7/12 at 100.00         AAA          1,776,572

        6,960   Valparaiso Middle School Building Corporation, Indiana,               1/13 at 100.00         AAA          7,175,551
                 First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 -
                 MBIA Insured

        2,490   Whitley County Middle School Building Corporation, Columbia           7/13 at 100.00         AAA          2,599,311
                 City, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 1/15/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       73,240   Total Indiana                                                                                            77,560,602
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,085   New Orleans, Louisiana, General Obligation Refunding Bonds,           9/12 at 100.00         AAA          3,181,067
                 Series 2002, 5.125%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,630   Massachusetts College Building Authority, Project Revenue             5/16 at 100.00         AAA          2,723,207
                 Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

        5,000   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00         AAA          5,287,850
                 Series 2004B, 5.000%, 8/01/22 (Pre-refunded 8/01/14) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,630   Total Massachusetts                                                                                       8,011,057
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,600   St. Louis County Pattonville School District R3, Missouri,            3/14 at 100.00         AAA          1,705,664
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                 FSA Insured

        8,735   St. Louis, Missouri, Airport Revenue Bonds, Airport Development       7/11 at 100.00         AAA          9,339,287
                 Program, Series 2001A, 5.250%, 7/01/31 (Pre-refunded
                 7/01/11) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,335   Total Missouri                                                                                           11,044,951
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        6,360   Lincoln, Nebraska, Electric System Revenue Bonds,                     9/15 at 100.00          AA          6,548,574
                 Series 2005, 5.000%, 9/01/32


                                       56

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA (continued)
                Municipal Energy Agency of Nebraska, Power Supply System
                Revenue Bonds, Series 2003A:
$       1,000    5.250%, 4/01/20 - FSA Insured                                        4/13 at 100.00         AAA      $   1,058,310
        1,000    5.250%, 4/01/21 - FSA Insured                                        4/13 at 100.00         AAA          1,059,290

------------------------------------------------------------------------------------------------------------------------------------
        8,360   Total Nebraska                                                                                            8,666,174
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.3% (2.9% OF TOTAL INVESTMENTS)

        9,810   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         10,402,230
                 Series 2002C, 5.000%, 6/15/21 (Pre-refunded 6/15/12) -
                 MBIA Insured

        8,750   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA          9,140,512
                 Bonds, Series 2001A, 5.250%, 7/01/34  (Pre-refunded
                 7/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,560   Total Nevada                                                                                             19,542,742
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,120   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,163,792
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

        3,660   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          3,809,035
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/23 - AMBAC Insured

        1,500   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          1,554,705
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

       10,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA         10,253,800
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,280   Total New York                                                                                           16,781,332
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.6% (0.3% OF TOTAL INVESTMENTS)

        2,435   North Carolina Medical Care Commission, FHA-Insured                  10/13 at 100.00         AAA          2,596,928
                 Mortgage Revenue Bonds, Betsy Johnson Regional Hospital
                 Project, Series 2003, 5.375%, 10/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.8% (1.2% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Veterans Welfare Bonds, Series 82:
        5,560    5.375%, 12/01/31                                                    12/11 at 100.00         AA-          5,668,476
        2,590    5.500%, 12/01/42                                                    12/11 at 100.00         AA-          2,640,479

------------------------------------------------------------------------------------------------------------------------------------
        8,150   Total Oregon                                                                                              8,308,955
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 5.4% (3.6% OF TOTAL INVESTMENTS)

        4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding               No Opt. Call         AAA          4,876,200
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.750%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)

        1,000   Pennsylvania Higher Educational Facilities Authority, Revenue        11/13 at 100.00          AA          1,055,940
                 Bonds, Lycoming College, Series 2003-AA2, 5.250%, 11/01/16 -
                 RAAI Insured

        5,000   Pennsylvania Higher Educational Facilities Authority, Revenue         7/08 at 100.00         AAA          5,190,700
                 Bonds, University of Pennsylvania, Series 1998,
                 5.500%, 7/15/38 (Pre-refunded 7/15/08) - MBIA Insured

                Philadelphia Municipal Authority, Pennsylvania, Lease Revenue
                Bonds, Series 2003B:
        3,540    5.250%, 11/15/16 - FSA Insured                                      11/13 at 100.00         AAA          3,728,611
        2,000    5.250%, 11/15/18 - FSA Insured                                      11/13 at 100.00         AAA          2,100,920

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        3,090    5.250%, 2/15/14 - XLCA Insured                                       2/13 at 100.00         AAA          3,283,681
        1,000    5.250%, 2/15/15 - XLCA Insured                                       2/13 at 100.00         AAA          1,057,220

        2,000   Reading School District, Berks County, Pennsylvania, General          1/16 at 100.00         AAA          2,106,020
                 Obligation Bonds, Series 2005, 5.000%, 1/15/19 - FSA Insured

        1,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          1,034,320
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,130   Total Pennsylvania                                                                                       24,433,612
------------------------------------------------------------------------------------------------------------------------------------


                                       57

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.3% (0.1% OF TOTAL INVESTMENTS)

$       1,225   Puerto Rico Municipal Finance Agency, Series 2005C,                     No Opt. Call         AAA      $   1,340,469
                 5.250%, 8/01/21 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Greenville, South Carolina, Tax Increment Revenue Improvement
                Bonds, Series 2003:
        1,000    5.500%, 4/01/17 - MBIA Insured                                       4/13 at 100.00         AAA          1,080,810
        2,300    5.000%, 4/01/21 - MBIA Insured                                       4/13 at 100.00         AAA          2,387,101

        1,000   Scago Educational Facilities Corporation, South Carolina,            10/15 at 100.00         AAA          1,038,420
                 Installment Purchase Revenue Bonds, Spartanburg County
                 School District 5, Series 2005, 5.000%, 4/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,300   Total South Carolina                                                                                      4,506,331
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 9.3% (6.2% OF TOTAL INVESTMENTS)

                Memphis, Tennessee, Sanitary Sewerage System Revenue
                Bonds, Series 2004:
        1,495    5.000%, 10/01/19 - FSA Insured                                      10/14 at 100.00         AAA          1,567,717
        1,455    5.000%, 10/01/20 - FSA Insured                                      10/14 at 100.00         AAA          1,522,628
        1,955    5.000%, 10/01/21 - FSA Insured                                      10/14 at 100.00         AAA          2,043,073

       10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue           11/12 at 100.00         AAA         10,360,000
                 Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 -
                 AMBAC Insured

       10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue           11/12 at 100.00         AAA         10,343,500
                 Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 -
                 AMBAC Insured

       15,195   Tennessee State School Bond Authority, Higher Educational             5/12 at 100.00         AAA         15,942,290
                 Facilities Second Program Bonds, Series 2002A,
                 5.250%, 5/01/32 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       40,100   Total Tennessee                                                                                          41,779,208
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 27.5% (18.3% OF TOTAL INVESTMENTS)

        3,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          3,779,475
                 Refunding and Improvement Bonds, Series 2001A,
                 5.750%, 11/01/13 - FGIC Insured (Alternative Minimum Tax)

       10,000   Gainesville Hospital District, Texas, Limited Tax General             8/11 at 100.00         AAA         10,361,900
                 Obligation Bonds, Series 2002, 5.375%, 8/15/32 -
                 MBIA Insured

        1,210   Galveston, Texas, General Obligation Bonds, Series 2001,              5/11 at 100.00         AAA          1,266,120
                 5.250%, 5/01/21 - AMBAC Insured

        2,435   Galveston, Texas, General Obligation Bonds, Series 2001,              5/11 at 100.00         AAA          2,597,512
                 5.250%, 5/01/21 (Pre-refunded 5/01/11) - AMBAC Insured

                Harris County Health Facilities Development Corporation, Texas,
                Thermal Utility Revenue Bonds, TECO Project, Series 2003:
        2,240    5.000%, 11/15/16 - MBIA Insured                                     11/13 at 100.00         AAA          2,328,525
        2,355    5.000%, 11/15/17 - MBIA Insured                                     11/13 at 100.00         AAA          2,440,416

       13,000   Houston Area Water Corporation, Texas, Contract Revenue               3/12 at 100.00         AAA         13,325,260
                 Bonds, Northeast Water Purification Plant, Series 2002,
                 5.125%, 3/01/32 - FGIC Insured

        2,500   Houston Higher Education Finance Corporation, Texas, Revenue         11/09 at 101.00         AAA          2,655,625
                 Bonds, Rice University, Series 1999A, 5.375%, 11/15/29
                 (Pre-refunded 11/15/09)

        1,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          1,055,320
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

        4,345   San Antonio, Texas, Water System Senior Lien Revenue                  5/12 at 100.00         AAA          4,668,746
                 Refunding Bonds, Series 2002, 5.500%, 5/15/17 - FSA Insured

        6,000   Texas Department of Housing and Community Affairs,                    7/11 at 100.00         AAA          6,203,340
                 Residential Mortgage Revenue Bonds, Series 2001A,
                 5.350%, 7/01/33 (Alternative Minimum Tax)


                                       58

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)
$       8,635   Texas Department of Housing and Community Affairs, Single             3/12 at 100.00         AAA      $   8,846,471
                 Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2002:
        3,520    5.125%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         Aaa          3,673,261
        3,520    5.125%, 11/01/21 - MBIA Insured                                      5/12 at 100.00         Aaa          3,680,477

                Texas Student Housing Authority, Revenue Bonds, Austin
                Project, Senior Series 2001A:
        9,400    5.375%, 1/01/23 - MBIA Insured                                       1/12 at 102.00         Aaa          9,982,706
       11,665    5.500%, 1/01/33 - MBIA Insured                                       1/12 at 102.00         Aaa         12,575,220

        5,000   Texas Water Development Board, Senior Lien State Revolving            1/10 at 100.00         AAA          5,212,350
                 Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17

        9,145   Texas, General Obligation Bonds, Veterans Housing Assistance          6/12 at 100.00         Aa1          9,504,033
                 Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Alternative
                 Minimum Tax)

                Williamson County, Texas, General Obligation Bonds, Series 2002:
        3,500    5.200%, 2/15/21 - FSA Insured                                        2/12 at 100.00         AAA          3,670,520
        3,000    5.250%, 2/15/22 - FSA Insured                                        2/12 at 100.00         AAA          3,160,080
        7,340    5.250%, 2/15/23 - FSA Insured                                        2/12 at 100.00         AAA          7,731,662
        5,000    5.250%, 2/15/25 - FSA Insured                                        2/12 at 100.00         AAA          5,255,800

------------------------------------------------------------------------------------------------------------------------------------
      118,310   Total Texas                                                                                             123,974,819
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 13.7% (9.1% OF TOTAL INVESTMENTS)

        6,600   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,001,280
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        7,675   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          8,246,788
                 Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
                 MBIA Insured

        2,500   Port of Seattle, Washington, Revenue Refunding Bonds,                11/12 at 100.00         AAA          2,697,275
                 Series 2002D, 5.750%, 11/01/15 - FGIC  Insured (Alternative
                 Minimum Tax)

        2,200   Snohomish County School District 2, Everett, Washington,             12/13 at 100.00         AAA          2,306,744
                 General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 -
                 FSA Insured

        3,255   Thurston and Pierce Counties School District, Washington,             6/13 at 100.00         Aaa          3,495,447
                 General Obligation Bonds, Yelm Community Schools,
                 Series 2003, 5.250%, 12/01/16 - FSA Insured

                Washington State Economic Development Finance Authority,
                Wastewater Revenue Bonds, LOTT Project, Series 2002:
        2,000    5.500%, 6/01/17 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,149,840
        4,325    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         Aaa          4,528,881

       10,000   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa         10,626,100
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.125%, 10/01/31 (Pre-refunded 10/01/11) -
                 AMBAC Insured

       15,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA         15,361,950
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

        5,170   Whitman County School District 267, Pullman, Washington,              6/12 at 100.00         Aaa          5,350,175
                 General Obligation Bonds, Series 2002, 5.000%, 12/01/20 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       58,725   Total Washington                                                                                         61,764,480
------------------------------------------------------------------------------------------------------------------------------------


                                       59

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.0% (2.0% OF TOTAL INVESTMENTS)

$         920   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA      $     939,633
                 Home Ownership Revenue Bonds, Series 2002E,
                 5.250%, 9/01/22 (Alternative Minimum Tax)

       11,950   Wisconsin, Transportation Revenue Refunding Bonds,                    7/12 at 100.00         AAA         12,564,947
                 Series 2002-1, 5.125%, 7/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,870   Total Wisconsin                                                                                          13,504,580
------------------------------------------------------------------------------------------------------------------------------------
$     645,395   Total Investments (cost $644,759,508) - 150.0%                                                          676,849,487
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      7,357,074
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                       (233,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 451,206,561
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
                        Portfolio of
                                INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 8.3% (5.5% OF TOTAL INVESTMENTS)

$       5,655   Colbert County-Northwest Health Care Authority, Alabama,              6/13 at 101.00        Baa3      $   5,751,531
                 Revenue Bonds, Helen Keller Hospital, Series 2003,
                 5.750%, 6/01/27

        3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              5/12 at 102.00         AAA          3,325,277
                 Series 1998A, 5.400%, 6/01/22 - MBIA Insured

        6,280   Jefferson County, Alabama, Sewer Revenue Capital                      8/12 at 100.00         AAA          6,671,432
                 Improvement Warrants, Series 2002D, 5.000%, 2/01/32
                 (Pre-refunded 8/01/12) - FGIC Insured

        1,750   Montgomery, Alabama, General Obligation Warrants,                     5/12 at 101.00         AAA          1,817,007
                 Series 2003, 5.000%, 5/01/21 - AMBAC Insured

        4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003,              7/13 at 100.00         Aaa          4,823,640
                 5.500%, 7/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,285   Total Alabama                                                                                            22,388,887
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       10,000   Maricopa County Pollution Control Corporation, Arizona,              11/12 at 100.00         AAA         10,241,000
                 Revenue Bonds, Arizona Public Service Company - Palo Verde
                 Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 29.1% (19.3% OF TOTAL INVESTMENTS)

       26,300   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA         26,989,058
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

        7,500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00         AAA          7,714,650
                 5.000%, 4/01/31 - AMBAC Insured

       13,500   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00         AAA         14,195,115
                 5.250%, 4/01/30 - XLCA Insured

        2,910   Cathedral City Public Financing Authority, California,                8/12 at 102.00         AAA          3,006,205
                 Tax Allocation Bonds, Housing Set-Aside, Series 2002D,
                 5.000%, 8/01/26 - MBIA Insured

        2,500   Irvine Public Facilities and Infrastructure Authority, California,    9/06 at 103.00         AAA          2,546,750
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 -
                 AMBAC Insured

        4,000   Montara Sanitation District, California, General Obligation           8/11 at 101.00         AAA          4,121,160
                 Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

                Plumas County, California, Certificates of Participation, Capital
                Improvement Program, Series 2003A:
        1,130    5.250%, 6/01/19 - AMBAC Insured                                      6/13 at 101.00         AAA          1,203,857
        1,255    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 101.00         AAA          1,333,500

        1,210   Redding Joint Powers Financing Authority, California, Lease           3/13 at 100.00         AAA          1,242,888
                 Revenue Bonds, Capital Improvement Projects, Series 2003A,
                 5.000%, 3/01/23 - AMBAC Insured

        3,750   Sacramento Municipal Utility District, California, Electric           8/13 at 100.00         AAA          3,868,800
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/28 -
                 MBIA Insured

        1,500   San Diego Community College District, California, General             5/13 at 100.00         AAA          1,544,190
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/28 -
                 FSA Insured

        3,000   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          3,063,570
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        1,055   Turlock Irrigation District, California, Certificates of              1/13 at 100.00         AAA          1,081,080
                 Participation, Series 2003A, 5.000%, 1/01/28 - MBIA Insured

        6,300   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          6,482,511
                 Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       75,910   Total California                                                                                         78,393,334
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 3.8% (2.5% OF TOTAL INVESTMENTS)

                Bowles Metropolitan District, Colorado, General Obligation
                Bonds, Series 2003:
        4,300    5.500%, 12/01/23 - FSA Insured                                      12/13 at 100.00         AAA          4,663,178
        3,750    5.500%, 12/01/28 - FSA Insured                                      12/13 at 100.00         AAA          4,046,737


                                       61

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)
$       1,450   Colorado Educational and Cultural Facilities Authority,               8/14 at 100.00         AAA      $   1,532,230
                 Charter School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2004, 5.250%, 8/15/24 - XLCA Insured

        9,500   Total Colorado                                                                                           10,242,145
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,000   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00      A1 (4)          3,251,880
                 Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/27
                 (Pre-refunded 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        3,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales          1/13 at 100.00         AAA          3,923,991
                 Tax Revenue Bonds, Second Indenture Series 2002,
                 5.000%, 7/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 3.7% (2.5% OF TOTAL INVESTMENTS)

          905   Cook County School District 100, Berwyn South, Illinois,             12/13 at 100.00         Aaa            980,133
                 General Obligation Refunding Bonds, Series 2003B,
                 5.250%, 12/01/21 (Pre-refunded 12/01/13) - FSA Insured

                Cook County School District 145, Arbor Park, Illinois, General
                Obligation Bonds, Series 2004:
        3,285    5.125%, 12/01/20 - FSA Insured                                      12/14 at 100.00         Aaa          3,455,426
        2,940    5.125%, 12/01/23 - FSA Insured                                      12/14 at 100.00         Aaa          3,083,942

        2,500   Illinois Health Facilities Authority, Revenue Bonds, Lake             7/13 at 100.00          A-          2,548,425
                 Forest Hospital, Series 2003, 5.250%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
        9,630   Total Illinois                                                                                           10,067,926
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 8.8% (5.8% OF TOTAL INVESTMENTS)

        2,500   Evansville, Indiana, Sewerage Works Revenue Refunding                 7/13 at 100.00         AAA          2,586,625
                 Bonds, Series 2003A, 5.000%, 7/01/23 - AMBAC Insured

        2,190   Indiana Bond Bank, Advance Purchase Funding Bonds, Common             8/13 at 100.00         AAA          2,270,045
                 School Fund, Series 2003B, 5.000%, 8/01/19 - MBIA Insured

        1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,          8/13 at 100.00         AAA          1,036,870
                 5.000%, 8/01/22 - FGIC Insured

                IPS Multi-School Building Corporation, Indiana, First Mortgage
                Revenue Bonds, Series 2003:
       11,020    5.000%, 7/15/19 - MBIA Insured                                       7/13 at 100.00         AAA         11,469,065
        6,000    5.000%, 7/15/20 - MBIA Insured                                       7/13 at 100.00         AAA          6,233,220

------------------------------------------------------------------------------------------------------------------------------------
       22,710   Total Indiana                                                                                            23,595,825
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        6,250   Kansas Development Finance Authority, Board of Regents,               4/13 at 102.00         AAA          6,565,938
                 Revenue Bonds, Scientific Research and Development
                 Facilities Projects, Series 2003C, 5.000%, 10/01/22 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.4% (0.2% OF TOTAL INVESTMENTS)

          985   Kentucky State Property and Buildings Commission, Revenue             8/13 at 100.00         AAA          1,049,143
                 Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23
                 (Pre-refunded 8/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.2% (1.5% OF TOTAL INVESTMENTS)

        5,785   New Orleans, Louisiana, General Obligation Refunding Bonds,          12/12 at 100.00         AAA          6,029,127
                 Series 2002, 5.300%, 12/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 5.1% (3.4% OF TOTAL INVESTMENTS)

        9,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          9,555,930
                 Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

        1,125   Massachusetts Development Finance Authority, Revenue Bonds,           9/13 at 100.00          A1          1,164,926
                 Middlesex School, Series 2003, 5.125%, 9/01/23

        3,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          3,040,080
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,125   Total Massachusetts                                                                                      13,760,936
------------------------------------------------------------------------------------------------------------------------------------


                                       62

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 11.6% (7.7% OF TOTAL INVESTMENTS)

$       6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/13 at 100.00         AAA      $   6,352,274
                 Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured

        4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/13 at 100.00         AAA          4,636,367
                 Refunding Bonds, Series 2003C, 5.000%, 7/01/22 -
                 MBIA Insured

       10,800   Michigan Strategic Fund, Limited Obligation Resource Recovery        12/12 at 100.00         AAA         11,197,332
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 2002D, 5.250%, 12/15/32 - XLCA Insured

        2,250   Romulus Community Schools, Wayne County, Michigan,                    5/11 at 100.00          AA          2,361,195
                 General Obligation Refunding Bonds, Series 2001,
                 5.250%, 5/01/25

        6,500   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          6,674,005
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,145   Total Michigan                                                                                           31,221,173
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Clay County Public School District 53, Liberty, Missouri, General
                Obligation Bonds, Series 2004:
        1,325    5.250%, 3/01/23 - FSA Insured                                        3/14 at 100.00         AAA          1,409,774
        1,500    5.250%, 3/01/24 - FSA Insured                                        3/14 at 100.00         AAA          1,594,950

------------------------------------------------------------------------------------------------------------------------------------
        2,825   Total Missouri                                                                                            3,004,724
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue                   6/13 at 100.00         AAA          5,146,200
                 Refunding Bonds, Series 2003, 5.000%, 6/15/28 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,315   Clark County, Nevada, Subordinate Lien Airport Revenue                7/11 at 100.00         AAA          2,466,401
                 Bonds, Series 2001B, 5.200%, 7/01/31 (Pre-refunded
                 7/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,975   New Mexico State University, Revenue Bonds, Series 2004,              4/14 at 100.00         AAA          2,063,579
                 5.000%, 4/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 10.2% (6.8% OF TOTAL INVESTMENTS)

       25,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA         25,651,500
                 Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 -
                 MBIA Insured

        1,850   New York State Urban Development Corporation, Service                 3/15 at 100.00         AAA          1,924,574
                 Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,850   Total New York                                                                                           27,576,074
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.4% (2.2% OF TOTAL INVESTMENTS)

        8,700   North Carolina Medical Care Commission, Revenue Bonds,               10/13 at 100.00          AA          9,075,231
                 Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 -
                 RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,000   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA          1,042,150
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 3.6% (2.4% OF TOTAL INVESTMENTS)

        9,350   Oregon Health Sciences University, Revenue Bonds,                     1/13 at 100.00         AAA          9,602,824
                 Series 2002A, 5.000%, 7/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 8.8% (5.8% OF TOTAL INVESTMENTS)

        3,000   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00        Baa1          3,079,830
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          2,046,900
                 General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                 FSA Insured

          925   Philadelphia, Pennsylvania, Water and Wastewater Revenue              8/07 at 102.00         AAA            942,640
                 Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured
                 (ETM)

        4,075   Philadelphia, Pennsylvania, Water and Wastewater Revenue              8/07 at 102.00         AAA          4,193,420
                 Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured


                                       63

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (continued)
                             Portfolio of INVESTMENTS April 30, 2006 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)
$      13,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA      $  13,307,190
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,000   Total Pennsylvania                                                                                       23,569,980
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.4% (4.9% OF TOTAL INVESTMENTS)

        5,000   Florence County, South Carolina, Hospital Revenue Bonds,             11/14 at 100.00         AAA          5,302,550
                 McLeod Regional Medical Center, Series 2004A,
                 5.250%, 11/01/23 - FSA Insured

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        3,000    5.000%, 12/01/22                                                    12/13 at 100.00         AA-          3,077,970
        1,785    5.000%, 12/01/23                                                    12/13 at 100.00         AA-          1,826,787

        1,365   Myrtle Beach, South Carolina, Water and Sewerage System               3/13 at 100.00         AAA          1,463,212
                 Revenue Refunding Bonds, Series 2003, 5.375%, 3/01/19 -
                 FGIC Insured

        8,000   South Carolina Transportation Infrastructure Bank, Revenue           10/12 at 100.00         Aaa          8,187,120
                 Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,150   Total South Carolina                                                                                     19,857,639
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 13.0% (8.6% OF TOTAL INVESTMENTS)

        7,975   Fort Bend Independent School District, Fort Bend County,              8/10 at 100.00         AAA          8,190,165
                 Texas, General Obligation Bonds, Series 2000, 5.000%, 8/15/25

       12,500   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA         12,863,750
                 Texas, General Obligation Bonds, Series 2003,
                 5.125%, 2/15/31 - FSA Insured

        2,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          2,110,640
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        5,515   Houston, Texas, General Obligation Refunding Bonds,                   3/12 at 100.00         AAA          5,816,560
                 Series 2002, 5.250%, 3/01/20 - MBIA Insured

        5,850   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          6,123,663
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.125%, 2/15/18

------------------------------------------------------------------------------------------------------------------------------------
       33,840   Total Texas                                                                                              35,104,778
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,500   Hampton, Virginia, Revenue Bonds, Convention Center Project,          1/13 at 100.00         AAA          1,552,740
                 Series 2002, 5.125%, 1/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.2% (6.1% OF TOTAL INVESTMENTS)

        4,945   Broadway Office Properties, King County, Washington, Lease           12/12 at 100.00         AAA          5,051,960
                 Revenue Bonds, Washington Project, Series 2002,
                 5.000%, 12/01/31 - MBIA Insured

        5,250   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA          5,390,700
                 Consolidated System Revenue Bonds, Series 2002C,
                 5.125%, 7/01/33 - AMBAC Insured

        2,135   Kitsap County Consolidated Housing Authority, Washington,             7/13 at 100.00         Aaa          2,196,403
                 Revenue Bonds, Bremerton Government Center, Series 2003,
                 5.000%, 7/01/23 - MBIA Insured

        1,935   Pierce County School District 343, Dieringer, Washington,             6/13 at 100.00         Aaa          2,055,376
                 General Obligation Refunding Bonds, Series 2003,
                 5.250%, 12/01/17 - FGIC Insured

        9,670   Washington, General Obligation Bonds, Series 2003D,                   6/13 at 100.00         AAA         10,031,755
                 5.000%, 12/01/21 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,935   Total Washington                                                                                         24,726,194
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,000   West Virginia State Building Commission, Lease Revenue                  No Opt. Call         AAA          3,291,420
                 Refunding Bonds, Regional Jail and Corrections Facility,
                 Series 1998A, 5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 6.7% (4.4% OF TOTAL INVESTMENTS)

        1,190   Sun Prairie Area School District, Dane County, Wisconsin,             3/14 at 100.00         Aaa          1,257,616
                 General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 -
                 FSA Insured

        4,605   Wisconsin Health and Educational Facilities Authority,                9/13 at 100.00          A-          4,854,038
                 Revenue Bonds, Franciscan Sisters of Christian Charity
                 Healthcare Ministry, Series 2003A, 5.875%, 9/01/33


                                       64

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       3,000   Wisconsin Health and Educational Facilities Authority, Revenue          No Opt. Call         AAA      $   3,366,930
                 Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 -
                 FGIC Insured

        3,600   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00           A          3,630,240
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33

        4,750   Wisconsin Health and Educational Facilities Authority, Revenue        8/08 at 102.00         AAA          4,907,795
                 Refunding Bonds, Wausau Hospital Inc., Series 1998A,
                 5.125%, 8/15/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,145   Total Wisconsin                                                                                          18,016,619
------------------------------------------------------------------------------------------------------------------------------------
$     391,735   Total Investments (cost $392,622,303) - 151.1%                                                          406,827,858
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      6,496,513
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                       (144,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 269,324,371
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2006:
                                 FIXED RATE                  FLOATING RATE
                                       PAID     FIXED RATE        RECEIVED  FLOATING RATE                                 UNREALIZED
                   NOTIONAL     BY THE FUND        PAYMENT     BY THE FUND        PAYMENT    EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY         AMOUNT    (ANNUALIZED)      FREQUENCY        BASED ON      FREQUENCY      DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $10,200,000           4.013%      Quarterly             BMA      Quarterly       9/14/06      9/14/26      $  471,968
Merrill Lynch   19,000,000           4.021       Quarterly             BMA      Quarterly       9/21/06      9/21/26         863,679
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $1,335,647
====================================================================================================================================
BMA - The daily arithmetic average of the weekly BMA (Bond Market Association)
Municipal Swap Index.

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                  (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                              ASSETS AND LIABILITIES April 30, 2006 (Unaudited)
                                                                                         INSURED           INSURED          INSURED
                                    INSURED           INSURED           PREMIER          PREMIUM          DIVIDEND         TAX-FREE
                                    QUALITY       OPPORTUNITY    INSURED INCOME         INCOME 2         ADVANTAGE        ADVANTAGE
                                      (NQI)             (NIO)             (NIF)            (NPX)             (NVG)            (NEA)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value          $882,450,905    $1,905,831,610      $446,137,509     $773,963,705      $676,849,487     $406,827,858
   (cost $842,621,523, $1,813,064,169,
   $425,112,914, $750,969,130,
   $644,759,508 and $392,622,303,
   respectively)
Cash                                     --                --                --        2,438,288                --               --
Receivables:
   Interest                      12,394,651        29,451,560         7,309,705       13,512,174         9,636,928        6,367,836
   Investments sold               1,555,000         9,441,610           165,000        1,027,569                --               --
Unrealized appreciation
   on forward swaps                      --                --                --               --                --        1,335,647
Other assets                         62,871           167,341            34,734           71,661            21,536           27,192
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              896,463,427     1,944,892,121       453,646,948      791,013,397       686,507,951      414,558,533
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                    2,176,329        12,771,507           986,912               --         1,911,296        1,008,479
Payable for investments purchased        --        18,591,784                --        6,107,549                --               --
Accrued expenses:
   Management fees                  451,294           946,165           232,465          397,198           178,661          103,857
   Other                            177,893           372,196            96,229          263,266           103,567           61,861
Preferred share dividends payable   159,511           309,592            81,094          134,621           107,866           59,965
------------------------------------------------------------------------------------------------------------------------------------
       Total liabilities          2,965,027        32,991,244         1,396,700        6,902,634         2,301,390        1,234,162
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value            318,000,000       680,000,000       161,000,000      268,900,000       233,000,000      144,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $575,498,400    $1,231,900,877      $291,250,248     $515,210,763      $451,206,561     $269,324,371
====================================================================================================================================
Common shares outstanding        38,295,278        81,138,036        19,419,608       37,353,512        29,807,822       18,515,282
====================================================================================================================================
Net asset value per
   Common share outstanding
   (net assets applicable to
   Common shares, divided by
   Common shares outstanding)  $      15.03    $        15.18      $      15.00     $      13.79      $      15.14     $      14.55
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                   $    382,953    $      811,380      $    194,196     $    373,535      $    298,078     $    185,153
Paid-in surplus                 534,537,618     1,128,874,275       269,467,179      491,941,518       423,484,088      261,528,621
Undistributed
   (Over-distribution of)
   net investment income          2,351,445         8,129,017           587,124          920,244           632,107          (93,766)
Accumulated net realized
   gain (loss)
   from investments and
   derivative transactions       (1,602,998)        1,318,764           (22,846)      (1,019,109)       (5,297,691)      (7,836,839)
Net unrealized appreciation
   (depreciation) of
   investments and
   derivative transactions       39,829,382        92,767,441        21,024,595       22,994,575        32,089,979       15,541,202
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $575,498,400    $1,231,900,877      $291,250,248     $515,210,763      $451,206,561     $269,324,371
====================================================================================================================================
Authorized shares:
   Common                       200,000,000       200,000,000       200,000,000        Unlimited         Unlimited        Unlimited
   Preferred                      1,000,000         1,000,000         1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Six Months Ended April 30, 2006 (Unaudited)
                                                                                         INSURED           INSURED          INSURED
                                    INSURED           INSURED           PREMIER          PREMIUM          DIVIDEND         TAX-FREE
                                    QUALITY       OPPORTUNITY    INSURED INCOME         INCOME 2         ADVANTAGE        ADVANTAGE
                                      (NQI)             (NIO)             (NIF)            (NPX)             (NVG)            (NEA)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               $22,419,798      $ 47,196,492       $11,338,774      $19,016,969       $16,585,377      $ 9,902,523
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   2,747,291         5,764,291         1,418,486        2,415,848         2,111,949        1,289,445
Preferred shares - auction fees     394,614           843,895           199,727          333,685           289,215          178,743
Preferred shares - dividend
   disbursing agent fees             24,795            34,712            14,877           24,795            14,877            9,918
Shareholders' servicing agent fees
   and expenses                      48,397            80,656            19,126           28,164             4,851            3,072
Custodian's fees and expenses       113,098           225,125            52,128           85,422            76,814           45,277
Directors'/Trustees' fees
   and expenses                       9,251            18,529             4,177            7,676             6,850            4,165
Professional fees                    20,483            37,825            13,044           14,732            17,012           11,730
Shareholders' reports - printing
   and mailing expenses              43,944            85,695            23,730           40,508            33,090           20,138
Stock exchange listing fees           7,640            15,030             4,998            6,927             1,258              782
Investor relations expense           28,845            57,647            15,826           25,407            22,436           14,366
Portfolio insurance expense              --            14,435                --               --                --               --
Other expenses                       30,693            39,255            19,552           19,123            15,382           11,213
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
     custodian fee credit
     and expense reimbursement    3,469,051         7,217,095         1,785,671        3,002,287         2,593,734        1,588,849
   Custodian fee credit              (1,737)           (7,737)           (4,069)          (4,391)           (2,724)          (2,049)
   Expense reimbursement                 --                --                --               --        (1,025,811)        (659,608)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      3,467,314         7,209,358         1,781,602        2,997,896         1,565,199          927,192
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            18,952,484        39,987,134         9,557,172       16,019,073        15,020,178        8,975,331
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
   from investments              (1,628,211)        1,278,248           (21,383)         256,553        (1,598,514)          22,017
Net realized gain (loss)
   from forward swaps                    --                --                --               --                --          957,040
Net increase from payments
   by the Adviser for losses
   realized on the disposal of
   investments purchased in
   violation of investment
   restrictions                      27,762            42,338                --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                (4,256,445)       (8,183,328)       (3,658,253)      (4,345,364)         (195,251)      (1,278,538)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                      --                --                --               --                --          (94,360)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                   (5,856,894)       (6,862,742)       (3,679,636)      (4,088,811)       (1,793,765)        (393,841)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income       (4,197,643)       (8,206,733)       (2,100,438)      (3,873,137)       (3,428,904)      (1,983,357)
From accumulated net
   realized gains                  (565,042)       (2,314,744)         (363,000)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders     (4,762,685)      (10,521,477)       (2,463,438)      (3,873,137)       (3,428,904)      (1,983,357)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations              $ 8,332,905      $ 22,602,915       $ 3,414,098      $ 8,057,125       $ 9,797,509      $ 6,598,133
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS (Unaudited)
                                                                         INSURED QUALITY (NQI)         INSURED OPPORTUNITY (NIO)
                                                                    -----------------------------   --------------------------------
                                                                      SIX MONTHS             YEAR       SIX MONTHS             YEAR
                                                                           ENDED            ENDED            ENDED            ENDED
                                                                         4/30/06         10/31/05          4/30/06         10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 18,952,484     $ 39,418,327   $   39,987,134   $   81,917,886
Net realized gain (loss) from investments                             (1,628,211)       3,528,017        1,278,248       14,031,164
Net realized gain (loss) from forward swaps                                   --               --               --               --
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                27,762               --           42,338               --
Change in net unrealized appreciation (depreciation) of investments   (4,256,445)     (18,408,001)      (8,183,328)     (53,551,554)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --               --               --               --
Distributions to Preferred Shareholders:
   From net investment income                                         (4,197,643)      (6,065,197)      (8,206,733)     (13,081,165)
   From accumulated net realized gains                                  (565,042)        (159,181)      (2,314,744)        (217,348)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                    8,332,905       18,313,965       22,602,915       29,098,983
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (16,062,050)     (36,927,040)     (34,029,303)     (74,809,273)
From accumulated net realized gains                                   (2,966,866)      (2,090,966)     (11,310,642)      (2,636,993)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (19,028,916)     (39,018,006)     (45,339,945)     (77,446,266)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                  417,198        1,453,639               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                417,198        1,453,639               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares    (10,278,813)     (19,250,402)     (22,737,030)     (48,347,283)
Net assets applicable to Common shares at the beginning of period    585,777,213      605,027,615    1,254,637,907    1,302,985,190
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $575,498,400     $585,777,213   $1,231,900,877   $1,254,637,907
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $  2,351,445     $  3,658,654   $    8,129,017   $   10,377,919
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                            PREMIER INSURED                   INSURED PREMIUM
                                                                             INCOME (NIF)                      INCOME 2 (NPX)
                                                                     -----------------------------     -----------------------------
                                                                      SIX MONTHS              YEAR       SIX MONTHS            YEAR
                                                                           ENDED             ENDED            ENDED           ENDED
                                                                         4/30/06          10/31/05          4/30/06        10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 9,557,172      $ 19,566,875     $ 16,019,073    $ 33,147,615
Net realized gain (loss) from investments                                (21,383)        2,211,037          256,553      10,740,879
Net realized gain (loss) from forward swaps                                   --                --               --              --
Net increase from payments by the Adviser for losses
   realized on the disposal of investments purchased
   in violation of investment restrictions                                    --                --               --              --
Change in net unrealized appreciation (depreciation) of investments   (3,658,253)      (12,070,538)      (4,345,364)    (26,834,953)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --                --               --              --
Distributions to Preferred Shareholders:
   From net investment income                                         (2,100,438)       (3,104,665)      (3,873,137)     (5,295,715)
   From accumulated net realized gains                                  (363,000)         (127,563)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                    3,414,098         6,475,146        8,057,125      11,757,826
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (7,932,914)      (17,999,191)     (13,353,880)    (30,947,388)
From accumulated net realized gains                                   (1,854,573)       (1,655,759)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (9,787,487)      (19,654,950)     (13,353,880)    (30,947,388)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                       --           136,954               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                     --           136,954               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (6,373,389)      (13,042,850)      (5,296,755)    (19,189,562)
Net assets applicable to Common shares at the beginning of period    297,623,637       310,666,487      520,507,518     539,697,080
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $291,250,248      $297,623,637     $515,210,763    $520,507,518
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $    587,124      $  1,063,304     $    920,244    $  2,128,188
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                           INSURED DIVIDEND                   INSURED TAX-FREE
                                                                            ADVANTAGE (NVG)                    ADVANTAGE (NEA)
                                                                    ------------------------------      ----------------------------
                                                                      SIX MONTHS              YEAR       SIX MONTHS            YEAR
                                                                           ENDED             ENDED            ENDED           ENDED
                                                                         4/30/06          10/31/05          4/30/06        10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 15,020,178      $ 29,839,906      $ 8,975,331    $ 17,988,913
Net realized gain (loss) from investments                             (1,598,514)         (174,429)          22,017         299,519
Net realized gain (loss) from forward swaps                                   --        (3,525,412)         957,040      (9,115,854)
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                    --                --               --              --
Change in net unrealized appreciation (depreciation)
   of investments                                                       (195,251)      (10,512,717)      (1,278,538)     (2,445,575)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --         2,750,245          (94,360)      7,736,635
Distributions to Preferred Shareholders:
   From net investment income                                         (3,428,904)       (4,486,974)      (1,983,357)     (2,741,233)
   From accumulated net realized gains                                        --          (278,326)              --         (14,037)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                    9,797,509        13,612,293        6,598,133      11,708,368
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (12,608,708)      (26,409,732)      (6,887,683)    (15,062,183)
From accumulated net realized gains                                           --        (3,573,972)              --        (179,616)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (12,608,708)      (29,983,704)      (6,887,683)    (15,241,799)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                       --                --               --          35,393
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                     --                --               --          35,393
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (2,811,199)     (16,371,411)         (289,550)     (3,498,038)
Net assets applicable to Common shares at the beginning of period    454,017,760       470,389,171      269,613,921     273,111,959
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $451,206,561      $454,017,760     $269,324,371    $269,613,921
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $    632,107      $  1,649,541     $   (93,766)    $   (198,057)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2006, Insured Opportunity (NIO) and Insured Premium Income 2 (NPX) had outstanding when-issued/delayed delivery purchase commitments of $10,748,176 and $867,927, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           PREMIER      INSURED      INSURED      INSURED
                                INSURED      INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY  OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                  (NQI)        (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                       2,600        4,000            --        2,080        3,160           --
   Series T                       2,600        4,000            --        2,200        3,080        2,880
   Series W                       2,600        4,000           840        2,080           --        2,880
   Series W2                         --        3,200            --           --           --           --
   Series TH                      2,320        4,000         2,800        2,200        3,080           --
   Series TH2                        --        4,000            --           --           --           --
   Series F                       2,600        4,000         2,800        2,196           --           --
---------------------------------------------------------------------------------------------------------
Total                            12,720       27,200         6,440       10,756        9,320        5,760
=========================================================================================================

Insurance
Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                 INSURED                      INSURED                PREMIER INSURED
                                               QUALITY (NQI)              OPPORTUNITY (NIO)             INCOME (NIF)
                                          -----------------------     ------------------------    -----------------------
                                          SIX MONTHS         YEAR     SIX MONTHS          YEAR    SIX MONTHS         YEAR
                                               ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                             4/30/06     10/31/05        4/30/06      10/31/05       4/30/06     10/31/05
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
     due to reinvestment of distributions     27,000       91,214             --            --            --        8,559
=========================================================================================================================

                                                   INSURED                     INSURED                INSURED TAX-FREE
                                           PREMIUM INCOME 2 (NPX)     DIVIDEND ADVANTAGE (NVG)         ADVANTAGE (NEA)
                                          -----------------------     ------------------------    -----------------------
                                          SIX MONTHS         YEAR     SIX MONTHS          YEAR    SIX MONTHS         YEAR
                                               ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                             4/30/06     10/31/05        4/30/06      10/31/05       4/30/06     10/31/05
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
     due to reinvestment of distributions         --           --             --            --            --        2,359
=========================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2006, were as follows:

                                                            PREMIER      INSURED      INSURED      INSURED
                                INSURED       INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY   OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                  (NQI)         (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
----------------------------------------------------------------------------------------------------------
Purchases                   $47,559,949  $145,877,371   $27,605,251  $34,619,855  $60,915,651   $2,957,511
Sales and maturities         46,702,161   146,909,367    29,825,722   35,309,051   60,325,426      361,226
==========================================================================================================

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At April 30, 2006, the cost of investments was as follows:

                                                               PREMIER        INSURED        INSURED        INSURED
                                INSURED          INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                QUALITY      OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                  (NQI)            (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------
Cost of investments        $842,193,826  $1,811,592,637   $425,053,780   $750,935,804   $647,040,291   $396,626,314
===================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2006, were as follows:

                                                               PREMIER        INSURED        INSURED        INSURED
                                INSURED          INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                QUALITY      OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                  (NQI)            (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $42,629,975      $97,750,303   $22,062,849    $26,723,209    $33,133,402    $14,237,678
   Depreciation              (2,372,896)      (3,511,330)     (979,120)    (3,695,308)    (3,324,206)    (4,036,134)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments           $40,257,079      $94,238,973   $21,083,729    $23,027,901    $29,809,196    $10,201,544
===================================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, the Funds' last tax year end, were as follows:

                                                               PREMIER        INSURED        INSURED        INSURED
                                INSURED          INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                QUALITY      OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                  (NQI)            (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *       $6,201,252      $14,970,304    $2,420,156     $4,545,989     $3,696,503       $976,133
Undistributed net
   ordinary income **                --           36,367            --             --             --             --
Undistributed net long-term
   capital gains              3,529,359       13,623,564     2,216,110             --             --             --
===================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                               PREMIER        INSURED        INSURED        INSURED
                                INSURED          INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                QUALITY      OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                  (NQI)            (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------
Distributions from
   net tax-exempt
   income                   $43,231,354      $88,622,431   $21,307,834    $36,572,931    $31,059,072    $18,006,667
Distributions from
   net ordinary income **       425,383               --       801,863             --        320,955             --
Distributions from
   net long-term
   capital gains              1,943,044        2,854,341       981,459             --      3,528,645        193,086
===================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2005, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                             INSURED       INSURED       INSURED
                                             PREMIUM      DIVIDEND      TAX-FREE
                                            INCOME 2     ADVANTAGE     ADVANTAGE
                                               (NPX)         (NVG)         (NEA)
--------------------------------------------------------------------------------
Expiration year:
   2008                                   $1,274,854    $       --    $       --
   2009                                           --            --            --
   2010                                           --            --            --
   2011                                           --            --            --
   2012                                           --            --            --
   2013                                           --     1,257,089     4,779,762
--------------------------------------------------------------------------------
Total                                     $1,274,854    $1,257,089    $4,779,762
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                           INSURED QUALITY (NQI)
                                                       INSURED OPPORTUNITY (NIO)
AVERAGE DAILY NET ASSETS                            PREMIER INSURED INCOME (NIF)
(INCLUDING NET ASSETS                             INSURED PREMIUM INCOME 2 (NPX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                        INSURED DIVIDEND ADVANTAGE (NVG)
(INCLUDING NET ASSETS                           INSURED TAX-FREE ADVANTAGE (NEA)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of April 30, 2006, the complex-level fee rate was .1888%.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors/Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                 2008                         .25%
2003                      .30                  2009                         .20
2004                      .30                  2010                         .15
2005                      .30                  2011                         .10
2006                      .30                  2012                         .05
2007                      .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                 2007                         .32%
2003                      .32                  2008                         .24
2004                      .32                  2009                         .16
2005                      .32                  2010                         .08
2006                      .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

As a result of certain trading errors that occurred during the six months ended April 30, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) were reimbursed $27,762 and $42,338, respectively, by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2006, to shareholders of record on May 15, 2006, as follows:

                                                           PREMIER      INSURED      INSURED      INSURED
                                INSURED      INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY  OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                  (NQI)        (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0670       $.0675        $.0675       $.0570       $.0705       $.0620
=========================================================================================================

                        Financial
                               HIGHLIGHTS (Unaudited)

          Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                               Less Distributions
                                 ---------------------------------------------------------------  ----------------------------------
                                                          Distributions   Distributions
                                                               from Net            from                  Net
                      Beginning                              Investment         Capital           Investment    Capital
                         Common                      Net      Income to        Gains to            Income to   Gains to
                          Share         Net    Realized/      Preferred       Preferred               Common     Common
                      Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                          Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders       Total
====================================================================================================================================
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                  $15.31       $ .49       $ (.15)         $(.11)          $(.01)    $.22      $ (.42)    $(.08)      $ (.50)
2005                      15.85        1.03         (.39)          (.16)             --      .48        (.97)     (.05)       (1.02)
2004                      15.72        1.08          .20           (.08)             --     1.20       (1.02)     (.05)       (1.07)
2003                      15.87        1.10         (.05)          (.07)           (.01)     .97       (1.00)     (.12)       (1.12)
2002                      15.78        1.12          .03           (.11)           (.01)    1.03        (.92)     (.02)        (.94)
2001                      14.51        1.18         1.20           (.26)             --     2.12        (.85)       --         (.85)

INSURED OPPORTUNITY
(NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                   15.46         .49         (.08)          (.10)           (.03)     .28        (.42)     (.14)        (.56)
2005                      16.06        1.01         (.50)          (.16)             --      .35        (.92)     (.03)        (.95)
2004                      15.89        1.05          .20           (.08)             --     1.17        (.97)     (.03)       (1.00)
2003                      15.83        1.06          .17           (.07)           (.01)    1.15        (.97)     (.12)       (1.09)
2002                      15.72        1.15          .03           (.11)           (.01)    1.06        (.93)     (.02)        (.95)
2001                      14.64        1.17         1.04           (.26)             --     1.95        (.87)      --          (.87)

PREMIER INSURED
INCOME (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                   15.33         .49         (.18)          (.11)           (.02)     .18        (.41)     (.10)        (.51)
2005                      16.00        1.01         (.49)          (.16)           (.01)     .35        (.93)     (.09)       (1.02)
2004                      15.69        1.03          .36           (.08)             --     1.31        (.98)     (.02)       (1.00)
2003                      15.59        1.05          .13           (.07)             --     1.11        (.98)     (.03)       (1.01)
2002                      15.55        1.14         (.05)          (.11)             --      .98        (.94)       --         (.94)
2001                      14.66        1.18          .85           (.26)             --     1.77        (.88)       --         (.88)
====================================================================================================================================
                                                                          Total Returns
                                                                    -------------------------
                           Offering                                                 Based
                          Costs and       Ending                                       on
                          Preferred       Common                     Based         Common
                              Share        Share       Ending           on      Share Net
                       Underwriting    Net Asset       Market       Market          Asset
                          Discounts        Value        Value        Value**        Value**
==============================================================================================
INSURED QUALITY (NQI)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                        $ --       $15.03       $14.55        (1.76)%         1.41%****
2005                             --        15.31        15.31         2.11           3.09
2004                             --        15.85        16.00         4.37           7.90
2003                             --        15.72        16.39        12.92           6.27
2002                             --        15.87        15.55        10.82           6.83
2001                             --        15.78        14.92        15.53          14.94

INSURED OPPORTUNITY
(NIO)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                          --        15.18        14.57         4.17           1.79****
2005                             --        15.46        14.52        (3.72)          2.21
2004                             --        16.06        16.05         9.47           7.64
2003                             --        15.89        15.64        10.22           7.51
2002                             --        15.83        15.21         9.80           7.01
2001                             --        15.72        14.74        19.84          13.61

PREMIER INSURED
INCOME (NIF)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                          --        15.00        14.44         3.77           1.11
2005                             --        15.33        14.40        (1.66)          2.16
2004                             --        16.00        15.64         7.55           8.62
2003                             --        15.69        15.51         7.84           7.28
2002                             --        15.59        15.33         6.84           6.57
2001                             --        15.55        15.25        19.97          12.40
==============================================================================================
                                                               Ratios/Supplemental Data
                            ------------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -----------------------------      -----------------------------
                                                           Ratio of Net                       Ratio of Net
                                              Ratio of       Investment          Ratio of       Investment
                                 Ending       Expenses        Income to          Expenses        Income to
                                    Net     to Average          Average        to Average          Average
                                 Assets     Net Assets       Net Assets        Net Assets       Net Assets
                             Applicable     Applicable       Applicable        Applicable       Applicable        Portfolio
                              to Common      to Common        to Common         to Common        to Common         Turnover
                            Shares (000)        Shares++         Shares++          Shares++         Shares++           Rate
============================================================================================================================
INSURED QUALITY (NQI)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                      $  575,498           1.20%*           6.54%*            1.20%*           6.54%*              5%
2005                            585,777           1.19             6.58              1.19             6.58               21
2004                            605,028           1.19             6.88              1.19             6.88                8
2003                            598,102           1.20             6.93              1.20             6.94               14
2002                            601,495           1.23             7.22              1.21             7.24               44
2001                            596,999           1.24             7.72              1.23             7.74               34

INSURED OPPORTUNITY
(NIO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                       1,231,901           1.16*            6.43*             1.16*            6.44*               8
2005                          1,254,638           1.16             6.35              1.16             6.35               25
2004                          1,302,985           1.16             6.59              1.16             6.59                8
2003                          1,288,087           1.17             6.67              1.16             6.68               21
2002                          1,283,353           1.20             7.42              1.19             7.42               37
2001                          1,274,659           1.21             7.69              1.20             7.70               39

PREMIER INSURED
INCOME (NIF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                         291,250           1.21*            6.49*             1.21*            6.49*               6
2005                            297,624           1.20             6.39              1.20             6.40               20
2004                            310,666           1.21             6.53              1.20             6.53               13
2003                            303,912           1.22             6.66              1.21             6.68               25
2002                            301,121           1.25             7.40              1.23             7.42               43
2001                            299,654           1.26             7.79              1.24             7.81               34
============================================================================================================================
                                     Preferred Shares at End of Period
                               --------------------------------------------
                                 Aggregate      Liquidation
                                Amount and           Market           Asset
                               Outstanding            Value        Coverage
                                      (000)       Per Share       Per Share
============================================================================
INSURED QUALITY (NQI)
----------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                           $318,000          $25,000         $70,244
2005                               318,000           25,000          71,052
2004                               318,000           25,000          72,565
2003                               318,000           25,000          72,021
2002                               318,000           25,000          72,287
2001                               318,000           25,000          71,934

INSURED OPPORTUNITY
(NIO)
----------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                            680,000           25,000          70,290
2005                               680,000           25,000          71,126
2004                               680,000           25,000          72,904
2003                               680,000           25,000          72,356
2002                               680,000           25,000          72,182
2001                               680,000           25,000          71,862

PREMIER INSURED
INCOME (NIF)
----------------------------------------------------------------------------
Year Ended 10/31:
2006(a)                            161,000           25,000          70,225
2005                               161,000           25,000          71,215
2004                               161,000           25,000          73,240
2003                               161,000           25,000          72,191
2002                               161,000           25,000          71,758
2001                               161,000           25,000          71,530
============================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit and expense reimbursement, where applicable. **** During the six months ended April 30, 2006, Insured Quality's (NQI) and
     Insured Opportunity's (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)  For the six months ended April 30, 2006.

                                 See accompanying notes to financial statements.


                                  78-79 spread

          Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                               Less Distributions
                                 ---------------------------------------------------------------  ----------------------------------
                                                          Distributions   Distributions
                                                               from Net            from                  Net
                      Beginning                              Investment         Capital           Investment    Capital
                         Common                      Net      Income to        Gains to            Income to   Gains to
                          Share         Net    Realized/      Preferred       Preferred               Common     Common
                      Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                          Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders       Total
====================================================================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                  $13.93       $ .43       $ (.11)         $(.10)           $ --    $ .22      $ (.36)      $ --      $ (.36)
2005                      14.45         .89         (.44)          (.14)             --      .31        (.83)        --        (.83)
2004                      14.24         .93          .23           (.07)             --     1.09        (.88)        --        (.88)
2003                      14.17         .96          .03           (.06)             --      .93        (.86)        --        (.86)
2002                      13.94         .99          .16           (.10)             --     1.05        (.82)        --        (.82)
2001                      13.05        1.01          .86           (.23)             --     1.64        (.75)        --        (.75)

INSURED DIVIDEND
ADVANTAGE (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                   15.23         .50         (.05)          (.12)             --      .33        (.42)        --        (.42)
2005                      15.78        1.00         (.38)          (.15)           (.01)     .46        (.89)      (.12)      (1.01)
2004                      15.41        1.02          .42           (.07)             --     1.37        (.93)      (.07)      (1.00)
2003                      15.35        1.03          .15           (.07)           (.01)    1.10        (.93)      (.11)      (1.04)
2002(a)                   14.33         .55         1.10           (.05)             --     1.60        (.47)        --        (.47)

INSURED TAX-FREE
ADVANTAGE (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                   14.56         .48         (.01)          (.11)             --      .36        (.37)        --        (.37)
2005                      14.75         .97         (.19)          (.15)             --      .63        (.81)      (.01)       (.82)
2004                      14.54         .99          .21           (.07)             --     1.13        (.92)      (.01)       (.93)
2003(b)                   14.33         .82          .42           (.05)             --     1.19        (.78)        --        (.78)
====================================================================================================================================
                                                                          Total Returns
                                                                    -----------------------
                           Offering                                                 Based
                          Costs and       Ending                                       on
                          Preferred       Common                     Based         Common
                              Share        Share       Ending           on      Share Net
                       Underwriting    Net Asset       Market       Market          Asset
                          Discounts        Value        Value        Value**        Value**
===========================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                        $ --       $13.79       $12.66         1.45%          1.55%
2005                             --        13.93        12.83        (3.32)          2.14
2004                             --        14.45        14.11         6.42           7.89
2003                             --        14.24        14.12         8.84           6.70
2002                             --        14.17        13.77         6.32           7.83
2001                             --        13.94        13.75        29.46          12.85

INSURED DIVIDEND
ADVANTAGE (NVG)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                          --        15.14        15.10         9.66           2.19
2005                             --        15.23        14.17         2.00           2.93
2004                             --        15.78        14.89         7.61           9.19
2003                             --        15.41        14.81         6.10           7.37
2002(a)                        (.11)       15.35        14.96         2.84          10.44

INSURED TAX-FREE
ADVANTAGE (NEA)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                          --        14.55        13.71         5.05           2.49
2005                             --        14.56        13.41        (4.68)          4.33
2004                            .01        14.75        14.91         7.41           8.07
2003(b)                        (.20)       14.54        14.79         3.87           6.98
===========================================================================================
                                                             Ratios/Supplemental Data
                          ------------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement       After Credit/Reimbursement***
                                          -----------------------------      -----------------------------
                                                         Ratio of Net                       Ratio of Net
                                            Ratio of       Investment          Ratio of       Investment
                               Ending       Expenses        Income to          Expenses        Income to
                                  Net     to Average          Average        to Average          Average
                               Assets     Net Assets       Net Assets        Net Assets       Net Assets
                           Applicable     Applicable       Applicable        Applicable       Applicable        Portfolio
                            to Common      to Common        to Common         to Common        to Common         Turnover
                          Shares (000)        Shares++         Shares++          Shares++         Shares++           Rate
==========================================================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                      $515,211           1.16%*           6.18%*            1.16%*           6.18%*              4%
2005                          520,508           1.16             6.20              1.16             6.20               23
2004                          539,697           1.16             6.52              1.16             6.53               14
2003                          530,975           1.17             6.68              1.16             6.69               31
2002                          527,800           1.20             7.13              1.19             7.14               26
2001                          519,296           1.22             7.39              1.20             7.41               27

INSURED DIVIDEND
ADVANTAGE (NVG)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                       451,207           1.15*            6.18*              .69*            6.63*               9
2005                          454,018           1.15             5.96               .70             6.42                2
2004                          470,389           1.15             6.09               .70             6.54               11
2003                          459,368           1.17             6.22               .72             6.67               25
2002(a)                       457,432           1.10*            5.71*              .61*            6.20*              22

INSURED TAX-FREE
ADVANTAGE (NEA)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006(c)                       269,324           1.18*            6.17*              .69*            6.66*              --
2005                          269,614           1.19             6.06               .70             6.55                1
2004                          273,112           1.20             6.24               .71             6.73               13
2003(b)                       269,112           1.12*            5.52*              .65*            6.00*              72
==========================================================================================================================
                               Preferred Shares at End of Period
                          --------------------------------------------
                            Aggregate      Liquidation
                           Amount and           Market           Asset
                          Outstanding            Value        Coverage
                                 (000)       Per Share       Per Share
=======================================================================
INSURED PREMIUM
INCOME 2 (NPX)
-----------------------------------------------------------------------
Year Ended 10/31:
2006(c)                      $268,900          $25,000         $72,900
2005                          268,900           25,000          73,392
2004                          268,900           25,000          75,176
2003                          268,900           25,000          74,365
2002                          268,900           25,000          74,070
2001                          268,900           25,000          73,280

INSURED DIVIDEND
ADVANTAGE (NVG)
-----------------------------------------------------------------------
Year Ended 10/31:
2006(c)                       233,000           25,000          73,413
2005                          233,000           25,000          73,714
2004                          233,000           25,000          75,471
2003                          233,000           25,000          74,288
2002(a)                       233,000           25,000          74,081

INSURED TAX-FREE
ADVANTAGE (NEA)
-----------------------------------------------------------------------
Year Ended 10/31:
2006(c)                       144,000           25,000          71,758
2005                          144,000           25,000          71,808
2004                          144,000           25,000          72,415
2003(b)                       144,000           25,000          71,721
=======================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through October 31, 2002.
(b) For the period November 21, 2002 (commencement of operations) through October 31, 2003.
(c)  For the six months ended April 30, 2006.


                                 See accompanying notes to financial statements.

                                  80-81 spread

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.


Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/CEF           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     ESA-D-0406D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Directors implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of directors by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as director at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if an only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premier Insured Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: July 7, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 7, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 7, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.